PRELIMINARY COPY – SUBJECT TO COMPLETION – DATED AUGUST 11, 2023
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
Securities Exchange Act of 1934
(AMENDMENT NO. 1)
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Freshpet, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

[•], 2023
TO OUR FELLOW STOCKHOLDERS
Thank you for your support of Freshpet, Inc. On behalf of the entire Board of Directors of Freshpet (the “Board”), we invite you to attend Freshpet’s 2023 annual meeting of stockholders (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) scheduled to be held on October [•], 2023 at [•] a./p.m. Eastern Time in a virtual meeting format, via a live webcast. The Annual Meeting will once again be conducted in a virtual format, which will provide stockholders the opportunity to participate irrespective of location. Stockholders of record as of the close of business on August 18, 2023 may vote their shares at the Annual Meeting, as further described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement detailing the business to be conducted at the Annual Meeting (the “Proxy Statement”).
In 2023, Freshpet made significant progress executing its operational improvement plan to drive margin expansion, initiated in August 2022. Guided by the strategy set by Freshpet’s management team and world-class Board, we are steadily advancing the key drivers of cost and margins while delivering strong revenue growth in line with our long-term growth plan. With continued execution, we believe that the growth opportunity for Freshpet is enormous.
We are confident our progress will allow us to deliver continued momentum and future success. We are pleased to welcome Walter N. George III into his role as independent Chair of our Board, effective as of July 21, 2023. Walt, formerly Chair of the Nominating, Governance and Sustainability Committee of the Board, has over 30 years of manufacturing and supply chain leadership experience, including senior positions in the pet food industry and significant expertise in scaling multiple high-growth consumer product companies that position him well to lead our Board. We also want to thank former Chair of the Board Charles A. Norris for his many years of dedication to Freshpet and his leadership of the Board since our initial founding. Charlie’s insights have contributed significantly to Freshpet’s revolutionizing of the pet food industry and ongoing evolution, and he has helped put us in a strong position to build momentum and capture many opportunities ahead.
Our Board continues to evolve to ensure it has the right skills and expertise to oversee the continued execution of our strategy and business. Comprised of 9 independent directors and our CEO, our Board has extensive experience in areas critical to growing our business, including retail, supply chain management, consumer packaged goods, technology, marketing and branding, and of course, pet food experience. We are thrilled to have welcomed two new directors to our Board in recent months: David B. Biegger and David J. West. Mr. Biegger joined our Board in May, Mr. West joined in July, and both have been appointed to serve on our Audit Committee. Mr. Biegger is a seasoned supply chain and operations leader with deep domain knowledge and over 40 years of experience in the consumer packaged goods industry. Mr. West is an accomplished pet food and consumer products executive who brings over three decades of experience leading a range of blue-chip consumer companies and well-known brands. We expect Mr. Biegger’s and Mr. West’s guidance and perspectives will help advance our operational improvement plan to help us deliver margin expansion while we continue to drive top line growth. Our Board also continues to implement our governance transformation plan, as well as our Compensation Committee’s introduction of ESG-related metrics directly into executive compensation, as discussed in greater detail in our Proxy Statement.
Additionally, we recently announced the appointments of Todd Cunfer as Chief Financial Officer and Dirk Martin as VP of Customer Service and Logistics. These seasoned executives bring decades of operational and supply-chain experience to our team and will play a key role in driving our operational improvement plan. Together, we look forward to continuing to build the Freshpet franchise and deliver on our long-term growth and profitability goals, while staying true to our ethos of protecting “Pets. People. Planet.”
The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the business to be conducted at the 2023 Annual Meeting. Also included are a WHITE proxy card and postage-paid return envelope. These WHITE proxy cards are being solicited on behalf of your Board of Directors of Freshpet.

IMPORTANT
Your vote is especially important this year because an affiliate of JANA Partners LLC (together with its affiliates and associates, “JANA”) has notified us that it intends to nominate four candidates for election at the Annual Meeting. OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF OUR COMPANY NOMINEES BY USING THE ENCLOSED WHITE PROXY CARD AND DISREGARD ANY MATERIALS, AND DO NOT SIGN, RETURN OR VOTE ON ANY GREEN PROXY CARD SENT TO YOU BY OR ON BEHALF OF JANA.
On behalf of everyone at Freshpet, we are grateful for your continued trust and support. Thank you for being a Freshpet stockholder.
Sincerely,

William B. Cyr
Chief Executive Officer & Executive Director

PRELIMINARY COPY – SUBJECT TO COMPLETION – DATED AUGUST 11, 2023
FRESHPET, INC.
Notice of Annual Meeting of Stockholders
to be held on
[•], October [•], 2023
TO THE STOCKHOLDERS OF FRESHPET, INC.:
The 2023 annual meeting of stockholders (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) of Freshpet, Inc. (the “Company”) will be held virtually on [•], October [•], 2023 at [•] a./p.m Eastern Time.
Time and Date:	[•], October [•], 2023 at [•] a./p.m Eastern Time
Place:	Via live webcast by visiting [•]
Record Date:	The close of business on August 18, 2023
Items of Business:
As described in the accompanying proxy statement detailing the business to be conducted at the Annual Meeting (the “Proxy Statement”), the holders of our Common Stock will be asked to vote upon the following items of business at the Annual Meeting:

	1.	Election of four Class III directors to the board of directors (the “Board”);
	2.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2023; and
	3.	Non-binding advisory vote to approve the compensation of the Company’s named executive officers (also known as “Say-on-Pay”)
Stockholders will also act on such other matters as may properly come before the Annual Meeting.
Attendance and Participation at the Annual Meeting:
Stockholders as of the Record Date will be able to attend the virtual Annual Meeting by visiting the link above, where you will be able to listen to the meeting live, submit questions, and vote. To participate in the Annual Meeting, you must pre-register at [•] by [•] p.m. Eastern Time on [•], 2023. More information on attending the Annual Meeting can be found in the accompanying Proxy Statement.

Voting:
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible by following the instructions on the enclosed WHITE proxy card so that your shares are represented and your voice is heard. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. Stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Such stockholders are urged to submit an enclosed WHITE proxy card, even if their shares were sold after such date. More information on voting your WHITE proxy card and attending the Annual Meeting can be found in the accompanying Proxy Statement and the instructions on the WHITE proxy card.

OUR BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF OUR BOARD’S NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3 USING THE ENCLOSED WHITE PROXY CARD.
We urge you to VOTE TODAY by: INTERNET: [•] MAIL: complete and return the enclosed WHITE proxy card in the postage-paid envelope

IMPORTANT
An affiliate of JANA Partners LLC (together with its affiliates and associates, “JANA”), an activist hedge fund, has provided notice to the Company of its intent to nominate four directors for election to the Board at the Annual Meeting. When determining the Board’s recommendations on the nominees and matters before the Annual Meeting, the Board has carefully considered the best interests of stockholders and the Company.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF OUR BOARD’S NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3 USING THE ENCLOSED WHITE PROXY CARD AND DISREGARD ANY MATERIALS, AND DO NOT SIGN, RETURN OR VOTE ON ANY GREEN PROXY CARD SENT TO YOU BY OR ON BEHALF OF JANA. If you have already completed and signed any green proxy card provided by or on behalf of JANA, you have every legal right to change your vote by completing, signing and dating the enclosed WHITE proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed WHITE proxy card to vote via the Internet. Only your latest dated proxy will count.
PLEASE NOTE THAT THIS YEAR, YOUR PROXY CARD LOOKS DIFFERENT. IT HAS MORE NAMES ON IT THAN THERE ARE SEATS UP FOR ELECTION, UNDER NEW REGULATIONS REQUIRING A “UNIVERSAL PROXY CARD.” THIS MEANS THE COMPANY’S PROXY CARD IS REQUIRED TO LIST JANA’S NOMINEES IN ADDITION TO THE COMPANY’S NOMINEES. PLEASE MARK YOUR CARD CAREFULLY AND ONLY VOTE “FOR” THE COMPANY’S NOMINEES AND PROPOSALS AS RECOMMENDED BY YOUR BOARD.
If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:

Morrow Sodali LLC
509 Madison Avenue, Suite 1206
New York, NY 10022
Banks and Brokers Call: (203) 561-6945
Stockholders Call Toll-Free: (800) 662-5200
E-mail: FRPT@investor.morrowsodali.com

We thank you for your continued support of Freshpet and look forward to your participation at our Annual Meeting.
By Order of the Board of Directors,

Walter N. George III
Chair of the Board
[•], 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING
The Company’s Notice of Annual Meeting, Proxy Statement and Annual Report to stockholders for the fiscal year ended December 31, 2022 are currently available online free of charge in the “Financial Information” subsection of Freshpet’s Investor Relations website at investors.freshpet.com or at [•].

This proxy statement (the “Proxy Statement”) and the accompanying form of proxy were first mailed to stockholders of record on or about [•], 2023. An annual report for the year ended December 31, 2022 (our “Annual Report”) is enclosed with this Proxy Statement. Electronic copies of this Proxy Statement and Annual Report are available at [•] and investors.freshpet.com.
In this Proxy Statement, we refer to Freshpet, Inc. as “Freshpet,” the “Company,” “we,” and “us” (as the context requires), the Company’s Board of Directors as the “Board,” the Company’s common stock, par value $0.001 per share, as the “Common Stock,” and the Company’s 2023 Annual Meeting of Stockholders, including any adjournments, postponements, or continuations thereof, as the “Annual Meeting.”

Proxy Statement Summary | 1
Proxy Statement Summary
This summary highlights information contained elsewhere in this Proxy Statement about Freshpet, Inc. and the upcoming Annual Meeting. This summary does not contain all the information you should consider in deciding how to vote your shares. Stockholders should read the entire Proxy Statement before voting.
The Annual Meeting
Time and Date:	[•], October [•], 2023 at [•] a./p.m Eastern Time
Place:	Via live webcast by visiting [•]
Record Date:	The close of business on August 18, 2023
Attendance and Participation at the Annual Meeting:
Stockholders as of the Record Date will be able to attend the virtual Annual Meeting by visiting the link above, where you will be able to listen to the meeting live, submit questions, and vote. To participate in the Annual Meeting, you must pre-register at [•] by [•] p.m. Eastern Time on [•], 2023. More information on attending the Annual Meeting can be found in this Proxy Statement.

Voting:
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible by following the instructions on the enclosed WHITE proxy card so that your shares are represented and your voice is heard. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. Stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Such stockholders are urged to submit an enclosed WHITE proxy card, even if their shares were sold after such date. More information on voting your WHITE proxy card and attending the Annual Meeting can be found in this Proxy Statement and the instructions on the WHITE proxy card.

We urge you to VOTE TODAY by: INTERNET: [•] MAIL: complete and return the enclosed WHITE proxy card in the postage-paid envelope
Agenda and Board Recommendations
	Proposal	Board Recommendation
1
Election of Directors

To elect four Class III directors to the Board. Each of the director nominees is standing for election for a two-year term ending at the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and until his or her successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal.
FOR each of the Company Nominees, Olu Beck, William B. Cyr, Leta D. Priest, and David J. West
2
Ratification of the Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for 2023

To ratify the selection of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
FOR
3
Non-Binding Advisory Vote to Approve Executive Compensation

To approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement. The Board will review the results and take them into consideration when making future decisions regarding executive compensation.
FOR

Proxy Statement Summary | 2
Board of Directors
					COMMITTEES
NAME	AGE	CLASS	APPOINTED	CURRENT TERM EXPIRES	AUDIT	NOMINATING, GOVERNANCE & SUSTAINABILITY	COMPENSATION	OPERATIONS OVERSIGHT
DIRECTOR NOMINEES
William B. Cyr Chief Executive Officer	60	III	Sept 2016	2023
Olu Beck	57	III	Oct 2019	2023
Leta D. Priest	64	III	Sept 2018	2023
David J. West	60	III	July 2023	2023
CONTINUING DIRECTORS
David B. Biegger	64	I	May 2023	2024
Daryl G. Brewster	66	I	Jan 2011	2024
Jacki S. Kelley	56	I	Feb 2019	2024
Lawrence S. Coben, Ph.D.	65	II	Nov 2014	2025
Walter N. George III	66	II	Nov 2014	2025
Craig D. Steeneck	65	II	Nov 2014	2025
BOARD OF DIRECTORS SKILL MATRIX
SKILL OR EXPERIENCE	Olu Beck	David Biegger	Daryl Brewster	Lawrence Coben	Billy Cyr	Walt George	Jacki Kelley	Leta Priest	Craig Steeneck	David West
Executive Leadership	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔
Consumer Packaged Goods (“CPG”)	✔	✔	✔		✔	✔		✔	✔	✔
Business Growth and Innovation	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔
Corporate Governance and ESG		✔	✔	✔	✔	✔	✔		✔	✔
Financial or Accounting	✔	✔	✔	✔	✔				✔	✔
Retail Experience	✔	✔	✔		✔	✔		✔	✔	✔
Human Capital Management	✔	✔	✔	✔	✔	✔	✔			✔
Marketing		✔	✔	✔	✔		✔	✔		✔
Manufacturing and Supply Chain		✔	✔		✔	✔			✔	✔
Public Company Board	✔		✔	✔					✔	✔
Pet Food Experience	✔		✔		✔	✔				✔
Diverse	✔						✔	✔
Includes Company Nominees and Continuing Directors. For definitions of each of the above skills or experiences, please see page [•] of this Proxy Statement.

Proxy Statement Summary | 3

Proxy Statement Summary | 4
Governance Highlights: Our Governance Transformation Roadmap

2006
Freshpet founded
2010
Welcomed a private equity investor
2014
Went public and onboarded new directors
2016
William B. Cyr joined as CEO
2018-19
Added three women directors to Board
2020
Eliminated supermajority voting rights
Announced director resignation policy
2021
Majority voting in uncontested elections
Adopted director retirement policy
Vote to declassify board
2022
Independent Chair
Separate CEO & Chair
No poison pill
2022
Stockholder right to call special meeting
Proxy access
2023
Partially declassified board
2025
Fully declassified board

| | | freshpet | | | | | |
|---|---|---|---|---|---|---|---|
| | Young Companies | Pre-2020 | 2020 | 2021 | 2022 | 2023 to 2025 | Mature Companies |
| Independent Board Chair | Yes | ✓ | ✓ | ✓ | ✓ | ✓ | Yes |
| Separate CEO & Board Chair | Yes | ✓ | ✓ | ✓ | ✓ | ✓ | Yes |
| No Poison Pill Adopted | Yes | ✓ | ✓ | ✓ | ✓ | ✓ | Yes |
| Eliminate Supermajority Voting Rights | 75% | | ✓ | ✓ | ✓ | ✓ | 50% |
| Director Resignation Policy | No | | ✓ | ✓ | ✓ | ✓ | Yes |
| Majority Voting in Uncontested Elections | No (plurality) | | | ✓ | ✓ | ✓ | Yes |
| Director Retirement Policy | No | | | ✓ | ✓ | ✓ | Yes |
| Proxy Access | No | | | | ✓ | ✓ | Yes |
| Stockholder Right to Call Special Meetings | No | | | | ✓ | ✓ | Yes |
| Declassified Board | 3-Year Terms | | | | | ✓ | 1-Year Terms |

Proxy Statement Summary | 5
Stockholder Rights and Engagement
STOCKHOLDER RIGHTS
INDEPENDENT, NON-EXECUTIVE CHAIR
The positions of Chair of the Board and Chief Executive Officer are presently separated. While our Amended and Restated Bylaws (the “Bylaws”) and Corporate Governance Guidelines do not require that our Chair and Chief Executive Officer positions be separate, we believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business and our Chair of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.

BOARD AND COMMITTEE INDEPENDENCE
During 2022, all of our directors (other than our Chief Executive Officer) were independent, and each of our Board committees consisted entirely of independent directors.
BOARD REFRESHMENT & COMMITMENT TO DIVERSITY
Over the course of 2018 and 2019, the Board appointed three new directors, all of whom are female. In 2023, we appointed David B. Biegger and David J. West to our Board, and announced the retirement of our former Board Chair, Charles A. Norris, consistent with our director retirement policy, with Walter N. George, III, previously the Chair of the Nominating, Governance & Sustainability Committee, becoming Board Chair. We believe that fresh perspectives and diversity, in its many forms, and the breadth of perspective that it brings, enhance the effectiveness of the Board.

3 in 10 directors are diverse (includes gender and ethnic diversity)
SINGLE VOTING CLASS
All holders of Freshpet’s Common Stock have the same voting rights (one vote per share of stock).
NO POISON PILL
The Company has not adopted a stockholder rights plan, also known as a poison pill.
STOCKHOLDER ENGAGEMENT
SINCE OUR 2022 ANNUAL MEETING AND SO FAR IN 2023…
Since last year’s annual meeting of stockholders, we have met and engaged directly with stockholders holding approximately 84% of our outstanding Common Stock, and additional outreach is underway.
Members of our Board and management have also:
• Met with analysts who cover our Company and leading proxy advisors who serve our investors
• Presented at six industry conferences
• Held seven non-deal road shows
• Hosted numerous investors on tours of the Freshpet Kitchens, where investors and analysts heard presentations from our senior management about all aspects of our business

Questions and Answers About the Annual Meeting | 6
Questions and Answers About the Annual Meeting
WHY AM I RECEIVING THIS PROXY STATEMENT? WHO IS SOLICITING PROXIES FOR THE ANNUAL MEETING WITH THIS PROXY STATEMENT?
You are receiving this Proxy Statement and the enclosed WHITE proxy card because you were a holder of our Common Stock as of the Record Date, and the Board is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting.
Members of the Board and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting (each such person, a “Participant”). For more information on the Participants in the Board’s solicitation, please see “Additional Information Regarding Participants in the Solicitation” in Appendix A to this Proxy Statement.
WHO IS JANA PARTNERS? HOW ARE THEY INVOLVED IN THE ANNUAL MEETING?
On May 25, 2023, the Company received notice from JANA Partners, LLC (together with its affiliates and associates, “JANA”), an activist hedge fund, stating its intention to nominate three candidates for election to the Board at the Annual Meeting, as well as an alternate director nominee in the event the Board increased the size of the Board to elect more than three directors at the Annual Meeting or if more than three directors are to be elected at the Annual Meeting for any other reason (collectively, the “JANA Nominees”). On June 8, 2023, the Company announced that it would be postponing the Annual Meeting to a later date and that it would also open a fourth director seat for election at the Annual Meeting. You may receive proxy solicitation material from JANA, including a green proxy card. The Company is not responsible for the accuracy of any information contained in any proxy solicitation materials filed or disseminated by, or on behalf of, JANA or any other statements that JANA may otherwise make. For more information on the Company’s engagement with JANA, please see “Background to the Solicitation” on page [•] of this Proxy Statement.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF OUR BOARD’S NOMINEES BY USING THE ENCLOSED WHITE PROXY CARD AND DISREGARD ANY MATERIALS, AND DO NOT SIGN, RETURN OR VOTE ON ANY GREEN PROXY CARD, SENT TO YOU BY OR ON BEHALF OF JANA.
While you may use JANA’s green proxy card to vote for the Company Nominees, we encourage you to instead vote “FOR” each of our four Company Nominees under Proposal 1 and “FOR” each of Proposals 2 and 3 on the universal WHITE proxy card by Internet or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided or by voting virtually at the Annual Meeting. While we encourage stockholders to send only our WHITE proxy card, in the event a stockholder returns multiple proxy cards, only the latest-dated proxy card submitted will count.
WHAT MATTERS AM I VOTING ON? HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THESE MATTERS?
Proposal 1: Election of Directors
The Board is asking stockholders to elect four Class III directors to the Board. Each of the director nominees is standing for election for a term ending at the 2025 Annual Meeting and until his or her successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal.
The Board has nominated and unanimously recommends the election of four incumbent directors (the “Company Nominees”). For more information on the Company Nominees, please see “Directors, Executive Officers, and Corporate Governance – Director Nominees” on page [•] of the Proxy Statement. You may vote for each of these four director candidates on the enclosed universal WHITE proxy card.
The Board unanimously recommends that stockholders vote “FOR” each of the Company Nominees on the WHITE proxy card.

Questions and Answers About the Annual Meeting | 7
Proposal 2: Ratification of the Appointment of Our Independent Registered Public Accounting Firm for 2023
Stockholders are being asked to ratify the selection of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
The Board unanimously recommends that stockholders vote “FOR” the ratification of KPMG as our independent registered public accounting firm for 2023.
Proposal 3: Non-Binding Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)
The Board is asking stockholders to approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement (also known as “Say-on-Pay”). As an advisory vote, the result will not be binding on the Board or the Compensation Committee. This “Say-on-Pay” vote will, however, provide us with important feedback from our stockholders about our executive compensation philosophy, objectives and program. The Board and the Compensation Committee value the opinions of our stockholders and expect to take into account the outcome of the vote when considering future executive compensation decisions and when evaluating the Company’s executive compensation program.
The Board unanimously recommends that stockholders vote “FOR” the approval of executive compensation on an advisory basis.
HOW DO I VOTE?
If you are a registered stockholder (that is, you hold shares in your name directly on the books of our transfer agent, Computershare Trust Company, N.A. (“Computershare”), and not through a bank, broker or other nominee) you may choose either of two methods to submit your proxy to have your shares voted in advance of the Annual Meeting:
•
Internet: You may submit your proxy online via the Internet by accessing the following website and following the instructions provided: [•]. You may navigate to the online voting site by entering your 8-digit control number found on the enclosed WHITE proxy card. After receiving printed copies of the proxy materials, have your proxy card ready when you access the site and follow the prompts to record your vote. This vote will be counted immediately and there is no need to mail in any proxy card you may have received.

•	Mail: If you received your Annual Meeting material by mail, you also may choose to grant your proxy by completing, signing, dating and returning the enclosed WHITE proxy card.
If you are the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the Record Date, you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. PLEASE USE THE VOTING FORMS AND INSTRUCTIONS PROVIDED BY YOUR BROKER, BANK OR OTHER NOMINEE. In most cases, you will be able to do this by mail or via the Internet. As discussed herein, your broker, bank or other nominee may not be able to vote your shares on any matters at the Annual Meeting unless you provide instructions on how to vote your shares. You should instruct your broker, bank or other nominee how to vote your shares by following the directions provided by your broker, bank or other nominee.
PLEASE NOTE THAT THIS YEAR, YOUR PROXY CARD LOOKS DIFFERENT. IT HAS MORE NAMES ON IT THAN THERE ARE SEATS UP FOR ELECTION, UNDER NEW REGULATIONS REQUIRING A “UNIVERSAL PROXY CARD” WHICH ARE DESCRIBED IN MORE DETAIL BELOW. THIS MEANS THE COMPANY’S PROXY CARD IS REQUIRED TO LIST JANA’S NOMINEES IN ADDITION TO THE COMPANY’S NOMINEES. PLEASE MARK YOUR CARD CAREFULLY AND ONLY VOTE “FOR” EACH OF THE COMPANY’S NOMINEES AND PROPOSALS AS RECOMMENDED BY YOUR BOARD. WE ENCOURAGE YOU TO VOTE BY INTERNET TO AVOID POTENTIAL CONFUSION WITH THE UNIVERSAL PROXY CARD. YOU SHOULD ONLY VOTE FOR FOUR NOMINEES TOTAL.
Alternatively, you may vote at the virtual Annual Meeting. The Annual Meeting will be held online via a live webcast at [•]. You may only participate in the virtual meeting by registering in advance at [•] prior to the deadline of [•] Eastern Time on [•], 2023. Please have your voting instruction form, proxy card or other communication containing

Questions and Answers About the Annual Meeting | 8
your control number available and follow the instructions to complete your registration request. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank or other nominee to participate in and vote during the Annual Meeting. Upon completing registration, participants will receive further instructions via email that will allow them to access the meeting.
Even if you plan to attend the virtual Annual Meeting, we encourage you to vote your shares on the WHITE proxy card TODAY by Internet or mail to ensure that your votes are counted at the Annual Meeting.
WHAT IS A PROXY? WHAT SHARES ARE INCLUDED ON A PROXY CARD?
A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board has designated [•] and [•] as the Company’s proxies for the Annual Meeting.
Each proxy or voting instruction card represents the shares registered to you as of the close of business on the Record Date. You may receive more than one proxy or voting instruction card if you hold your shares in multiple accounts, some of your shares are registered directly in your name with the Company’s transfer agent, or some of your shares are held in street name through a broker, bank or other nominee. Please vote the shares on each WHITE proxy card or voting instruction card to ensure that all of your shares are counted at the Annual Meeting.
CAN I CHANGE MY VOTE OR REVOKE MY PROXY?
Yes. If your shares are registered directly in your name, you may change your vote or revoke your proxy by:
•	Delivering written notice of revocation to the Corporate Secretary at 400 Plaza Drive, 1st Floor, Secaucus, NJ 07094 that is received on or before [•] p.m. Eastern Time on [•], 2023;
•	Delivering a properly executed proxy card bearing a later date than the proxy that you wish to revoke;
•	Submitting a later dated proxy over the Internet in accordance with the instructions on the proxy card; or
•	Voting your shares electronically during the Annual Meeting.
If your shares are held in street name, you should contact your broker, bank or other nominee directly to change your vote or revoke your proxy.
If you have previously submitted a green proxy card sent to you by JANA, you may change your vote by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, or by voting via the Internet or by following the instructions on the WHITE proxy card. Please note that submitting a green proxy card sent to you by JANA will revoke votes you have previously made via the Company’s WHITE proxy card.
WHO IS ENTITLED TO VOTE? HOW MANY SHARES ARE OUTSTANDING? HOW MANY VOTES DO I HAVE?
Only holders of record of our Common Stock at the close of business on August 18, 2023, which is the Record Date, will be entitled to receive notice of, to attend, and to vote at the Annual Meeting. At the close of business on the Record Date, [•] shares of our Common Stock were outstanding and eligible to be voted. Holders of the Company’s Common Stock are entitled to one vote for each share held as of the Record Date. Cumulative voting is not permitted in the election of directors.
WHAT IS THE DEADLINE FOR VOTING?
The deadline for voting by Internet is 11:59 p.m. Eastern Time on October [•], 2023. Votes cast by mail must be received no later than the start of the Annual Meeting. If you attend the Annual Meeting, you may vote your shares electronically during the meeting.
IF I CAN’T ATTEND THE ANNUAL MEETING, CAN I VOTE LATER?
We encourage stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials, regardless of whether you think you will be able to attend the Annual Meeting. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.

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WHAT CONSTITUTES A QUORUM?
Freshpet is incorporated in the State of Delaware. As a result, the Delaware General Corporation Law (the “DGCL”) and our Bylaws govern the voting standards applicable to actions taken by our stockholders. The holders of a majority in voting power of all issued and outstanding stock entitled to vote at the Annual Meeting, present at the Annual Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting, and business may not be conducted at the Annual Meeting unless a quorum is present. If there are not sufficient shares present or represented by proxy at the Annual Meeting to constitute a quorum for approval of any matter to be voted upon, the Annual Meeting may be adjourned to permit further solicitation of proxies in order to achieve a quorum. Abstentions or withheld votes and “broker non-votes” (described below) are counted as shares present and entitled to vote for the purpose of determining whether a quorum is present.
WHAT VOTE IS REQUIRED, AND HOW WILL MY VOTES BE COUNTED TO ELECT THE DIRECTOR NOMINEES AND TO APPROVE EACH OF THE OTHER PROPOSALS?
Proposal	Voting Standard	Board Recommendation	Effect of Abstentions and Withholds	Effect of Broker Non-Votes
Proposal No. 1 Election of Four Class III Directors to the Board	Plurality of votes cast, meaning that the four nominees receiving the most votes “FOR” their election will be elected to the Board.	FOR each of the COMPANY NOMINEES: Olu Beck, William B. Cyr, Leta D. Priest, and David J. West	Withhold votes have no effect on the outcome of the election of directors.	Broker discretionary voting is not permitted, and broker non-votes will have no effect on the outcome of this proposal.
Proposal No. 2 Ratification of Appointment of KPMG as Our Independent Registered Public Accounting Firm for 2023	Majority of shares present in person or by proxy and entitled to vote on the matter.	FOR	Abstentions have the same effect as a vote against the proposal.	Broker discretionary voting is not permitted, and broker non-votes will have no effect on the outcome of this proposal.
Proposal No. 3 Non-Binding Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)	Majority of shares present in person or by proxy and entitled to vote on the matter.	FOR	Abstentions have the same effect as a vote against the proposal.	Broker discretionary voting is not permitted, and broker non-votes will have no effect on the outcome of this proposal.
Under our Bylaws, when a quorum is present at any meeting of stockholders, in all matters other than the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required to approve such matter, subject to certain exceptions governed by law or regulation, such as the DGCL.
Pursuant to our Bylaws, an election of directors is considered to be “contested” if, in connection with the Annual Meeting, the Secretary of the Company has received one or more notices that a stockholder has nominated or proposed to nominate a person or persons for election as a director, which notice(s) purport(s) to be in compliance with the advance notice requirements set forth in our Bylaws, and as of the date that is 14 days in advance of the date that the Company files its definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”), such notice has not been formally and irrevocably withdrawn by such stockholder. Because an affiliate of

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JANA has submitted such a notice of nomination and had not formally and irrevocably withdrawn its notice as of [•], 2023 (14 days in advance of the Company’s filing of its definitive proxy statement), the election of directors at this year’s Annual Meeting will be conducted by a plurality of the votes cast.
OUR BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF OUR BOARD’S NOMINEES ON PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3 USING THE ENCLOSED WHITE PROXY CARD.
WHAT IS A BROKER NON-VOTE?
If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. If you are a street name holder and your shares are registered in the name of a broker, the New York Stock Exchange rules applicable to brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Global Market) determine whether your broker may vote your shares in its discretion even if it does not receive voting instructions from you. If you are a street name holder and a broker provides you with competing proxy materials from JANA (in addition to the Company’s proxy materials), none of the matters before the Annual Meeting will be considered discretionary, and therefore the broker may not vote your shares with respect to any of the proposals to be voted on at the Annual Meeting unless you provide the broker with voting instructions. These “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for the purpose of determining a quorum, but will not be counted in determining the number of shares necessary for the approval of the proposals.
HOW WILL SHARES BE VOTED ON THE UNIVERSAL WHITE PROXY CARD?
The shares represented by any WHITE proxy card that is properly completed, executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made on the card, whether it is returned by mail or Internet.
If you return a validly executed and dated WHITE proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the election of all four director nominees recommended by our Board as set forth on the WHITE proxy card (Proposal 1); “FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for fiscal year 2023 (Proposal 2); and “FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers, as disclosed in this Proxy Statement (commonly known as a “Say-on-Pay resolution”) (Proposal 3).
Our Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this Proxy Statement. If any other matter is presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all WHITE proxy cards received by the Company will be voted with respect thereto at the discretion of the persons named as proxies on the enclosed WHITE proxy card.
WILL MY SHARES BE VOTED IF I DO NOTHING?
No. If you are a registered stockholder of record (i.e., you own your shares directly on the books of the Company’s transfer agent, Computershare, and not through a broker) and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.
WHAT IF I RECEIVE MORE THAN ONE UNIVERSAL WHITE PROXY CARD OR SET OF PROXY MATERIALS FROM THE COMPANY?
If your shares are held in more than one account, you will receive more than one universal WHITE proxy card, and in that case, you can and are urged to vote all of your shares by completing, signing, dating and returning all universal WHITE proxy cards you receive from the Company in the postage-paid envelope provided. If you choose to vote via the Internet, please vote using each universal WHITE proxy card you receive to ensure that all of your shares are voted. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.
If JANA proceeds with its previously announced proxy solicitation, the Company will likely conduct multiple mailings prior to the Annual Meeting to ensure stockholders have the Company’s latest proxy materials to vote.

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The Company will send you a new universal WHITE proxy card with each mailing, regardless of whether you have previously voted. We encourage you to vote every WHITE proxy card you receive. The latest dated proxy you submit will be counted, and, if you wish to vote as recommended by our Board, then you should only submit WHITE proxy cards.
WHAT SHOULD I DO IF I RECEIVE A GREEN PROXY CARD FROM JANA?
You may receive proxy solicitation materials from JANA. Our Board strongly urges you NOT to sign or return any green proxy card sent to you by JANA. While you may vote for the Company’s Nominees on either the Company’s proxy card or JANA’s proxy card, we still strongly encourage you to use the universal WHITE proxy card to vote your shares, regardless of how you intend to vote.
If you have previously submitted a proxy card sent to you by JANA, you can revoke it and vote “FOR” each of the director nominees recommended by our Board by completing, signing, dating, and returning the enclosed WHITE proxy card in the postage-paid envelope provided, or by following the instructions on the WHITE proxy card to vote via the Internet. Only the latest validly executed proxy that you submit will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described above. If you attend and validly vote at the Annual Meeting, your previously submitted proxy will not be used.
Our Board unanimously recommends using the enclosed universal WHITE proxy card to vote “FOR” each of our Board’s four nominees. Our Board recommends that you DISREGARD any green proxy cards that you may receive.
HOW MANY SEATS ON THE BOARD ARE UP FOR ELECTION AT THE ANNUAL MEETING? WHY IS NEW DIRECTOR DAVID B. BIEGGER NOT UP FOR ELECTION?
There are four seats on the Board up for election at the Annual Meeting.
The Board currently has 10 members divided into three classes with staggered terms. As part of the Company's previously announced governance reforms, which are discussed in more detail beginning on page [•] of this Proxy Statement, the Company is in the process of declassifying the Board, which will be complete by 2025. This year, the Class III directors of the Board are up for election, the Class having previously been elected to a three-year term at our 2020 annual meeting of stockholders (the “2020 Annual Meeting”). One of the Class III directors, David J. West, joined our Board on July 21, 2023, upon the retirement of former Class III director and Board Chair Charles A. Norris. For more information on the Board of Directors, please see “Board of Directors” on page [•] of this Proxy Statement.
Consistent with the requirements of the Company’s Sixth Amended and Restated Certificate of Incorporation (its “Certificate of Incorporation”) that the classes of directors be as nearly equal in size as is practicable, upon his appointment on May 17, 2023, David B. Biegger was added to Class I, which only had two directors prior to his appointment to the Board (whereas Class II and Class III each had four directors). Because only Class III directors are up for election this year, David B. Biegger is not up for election at the 2023 Annual Meeting, but will instead stand for election next year at the 2024 annual meeting of stockholders (the “2024 Annual Meeting”).
This approach to balancing our Board’s classes is consistent with the requirements of our Certificate of Incorporation. Once Freshpet finishes the process of declassifying its Board, all directors will be up for election at the 2025 Annual Meeting and each year thereafter.
WHY DID THE COMPANY POSTPONE THE ANNUAL MEETING?
The Company first became aware of JANA’s investment in Freshpet on September 22, 2022, when JANA publicly disclosed both its ownership interest and its agreement with three individuals to be nominated as directors at the 2023 Annual Meeting. In the interest of resolving JANA’s campaign and avoiding continued distraction, the Company had initially announced that the 2023 Annual Meeting would be held in July to allow stockholders to express their views on an expedited basis. However, JANA commenced litigation challenging the timing of the meeting and the placement of the directors, which made holding the Annual Meeting in July unfeasible. As a result, the Company announced that it would postpone the 2023 Annual Meeting to a date in October, a similar time period as last year.

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While this postponement was not required, the Board decided that the postponement would be the most practical path forward in light of JANA’s actions. For more information, please see “Background to the Solicitation” on page [•] of this Proxy Statement.
WHAT HAPPENS IF JANA WITHDRAWS OR ABANDONS ITS SOLICITATION OR FAILS TO COMPLY WITH THE NEW RULES AND I ALREADY GRANTED PROXY AUTHORITY IN FAVOR OF JANA?
Stockholders are encouraged to submit their votes on the universal WHITE proxy card. If JANA withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still sign and date a later submitted universal WHITE proxy card. If JANA withdraws or abandons its solicitation or fails to comply with the universal proxy rules, then any votes cast in favor of JANA’s Nominees will be disregarded and not be counted, whether such vote is provided on the Company’s universal WHITE proxy card or on JANA’s green proxy card.
WHAT IS A UNIVERSAL PROXY? WILL IT BE USED IN CONNECTION WITH THE ANNUAL MEETING?
The SEC recently adopted Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), commonly referred to as the “universal proxy rules,” requiring the use of a universal proxy card in contested director elections that take place after August 31, 2022. This means that all of the Company’s nominees and any dissident nominees will be listed on each proxy card that is sent to stockholders in connection with a contested meeting. Stockholders may vote for nominees from either or both of the Company’s slate and the dissident slate, but in any event may not vote for more nominees than there are seats available to be filled. Even though we are required to include the JANA Nominees on our universal WHITE proxy card, it does not mean that we recommend voting for them. Your Board is ONLY recommending that stockholders vote for the four Company Nominees, Olu Beck, William B. Cyr, Leta D. Priest and David J. West.
Because an affiliate of JANA has provided notice of its intent to nominate candidates for election to the Board at the Annual Meeting, this year’s director elections are considered contested, and a universal proxy card will be used. While you may vote for the Company’s nominees on either the Company’s proxy card or JANA’s proxy card, we still strongly encourage you to use the universal WHITE proxy card to vote your shares, regardless of how you intend to vote.
WHAT HAPPENS IF I RETURN A UNIVERSAL PROXY CARD BUT GIVE VOTING INSTRUCTIONS FOR MORE THAN FOUR CANDIDATES?
An “over-vote” occurs when a stockholder submits more votes “FOR” director nominees than there are Board seats up for election. To the extent an over-vote (e.g., voting “FOR” with respect to more than four nominees on Proposal 1) occurs on a record holder’s universal proxy card and it is not corrected, all of such record holder’s votes on Proposal 1 regarding nominees will be invalid and will not be counted. In addition, depending on the broker, bank, or other nominee through which you hold your shares, your votes on all other proposals before the Annual Meeting may also be invalid and not counted. We encourage you to vote by Internet to avoid an “over-vote.”
WHAT HAPPENS IF I RETURN A UNIVERSAL PROXY CARD BUT GIVE VOTING INSTRUCTIONS FOR FEWER THAN FOUR CANDIDATES?
An “under-vote” occurs when a stockholder submits fewer votes “FOR” director nominees than there are director seats up for election. To the extent an under-vote (i.e., voting “FOR” with respect to fewer than four nominees on Proposal 1) occurs on any stockholder’s universal proxy card, your shares will only be voted “FOR” those nominees you have so marked and “WITHHOLD” for the other nominees. We encourage you to vote by Internet to avoid an “under-vote.”
WHO MAY ATTEND THE ANNUAL MEETING? HOW DO I ATTEND THE ANNUAL MEETING?
The Annual Meeting will be held in a virtual-only format. You are entitled to participate in the Annual Meeting only if you were a holder of Common Stock as of the close of business on the Record Date, or your authorized representative or you hold a valid proxy for the Annual Meeting. Stockholders must pre-register in order to attend and vote by ballot at the Annual Meeting. Please see the section below “How do I participate in the Annual Meeting?” for instructions about how to pre-register.

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Even if you plan to attend the Annual Meeting, please vote using the procedures described on your WHITE universal proxy card as soon as possible so that your vote will be counted if you later are unable or decide not to attend the Annual Meeting.
HOW DO I PARTICIPATE IN THE ANNUAL MEETING?
The Annual Meeting will be held online via a live webcast at [•]. You may only participate in the virtual Annual Meeting by registering in advance at [•] prior to the deadline of [•] Eastern Time on [•], 2023. Please have your voting instruction form, proxy card or other communication containing your 8-digit control number available and follow the instructions to complete your registration request. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank or other nominee to participate in and vote during in the Annual Meeting. Upon completing registration, participants will receive further instructions via email that will allow them to access the meeting.
Stockholders may log into the meeting platform beginning at [•] Eastern Time on October [•], 2023. We encourage you to log in prior to the meeting start time. We will have a support team ready to assist attendees with any technical difficulties they may have accessing or hearing the audio webcast of the meeting.
Additional information and our proxy materials can also be found at [•]. If you have any difficulty following the registration process, please email FRPT@investor.morrowsodali.com or call (800) 662-5200.
MAY I SUBMIT QUESTIONS DURING THE ANNUAL MEETING?
Yes. We expect that members of the Board and management, as well as representatives of our independent registered public accounting firm, KPMG, will attend the Annual Meeting and be available to answer stockholder questions. We will provide our stockholders the opportunity to ask questions. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Instructions for submitting questions and making statements will be posted on the virtual meeting website. This question and answer session will be conducted in accordance with certain Rules of Conduct. These Rules of Conduct will be posted on our investor relations website prior to the date of the Annual Meeting, and may include certain procedural requirements.
WHAT IF I EXPERIENCE TECHNICAL ISSUES WITH THE VIRTUAL MEETING PLATFORM?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the Annual Meeting, please call the technical support number that will be posted in the virtual meeting reminder email sent the day prior to the Annual Meeting. We encourage you to access the virtual meeting prior to the start time.
WHO WILL COUNT THE VOTES?
A representative from [•] will count the votes and serve as the independent inspector of election for the Annual Meeting.
WHERE CAN I FIND THE RESULTS OF THE ANNUAL MEETING?
We will report the voting results of the Annual Meeting in a Current Report on Form 8-K filed with the SEC within four business days following our Annual Meeting, a copy of which will also be available on our website at investors.freshpet.com.
DO I HAVE ANY DISSENTERS’ OR APPRAISAL RIGHTS WITH RESPECT TO ANY OF THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING?
No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.
HOW DO I REQUEST A PAPER OR ELECTRONIC COPY OF THE PROXY MATERIALS?
A copy of our proxy materials, as filed with the SEC, is available, without charge, by mailing a request to Investor Relations, Freshpet, Inc., 400 Plaza Drive, 1st Floor, Secaucus, NJ 07094, Attention: Corporate Secretary. The proxy materials are posted on our website at investors.freshpet.com and are available free of charge from the SEC at its website, www.sec.gov.

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WHOM DO I CONTACT IF I HAVE QUESTIONS ABOUT THE ANNUAL MEETING?
If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:

Morrow Sodali LLC
509 Madison Avenue, Suite 1206
New York, NY 10022
Banks and Brokers Call: (203) 561-6945
Stockholders Call Toll-Free: (800) 662-5200
E-mail: FRPT@investor.morrowsodali.com

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Background to the Solicitation
In 2020, the Board began implementing Freshpet’s “Commitment to Good Corporate Governance: 2020 to 2025 Roadmap” plan, which was developed in part based on feedback received from a broad range of stockholders. For more information on this plan, please see page [•] of this Proxy Statement.
In 2021, as part of the aforementioned plan, the Board adopted a director retirement policy, which provides that non-employee directors will not be nominated for re-election to the Board after reaching age 75. Also in 2021, then-director and Chair of the Board Charles A. Norris, who had been elected to the Board in 2020 for a term ending in 2023, turned 75. As a result, Mr. Norris would not be eligible for nomination to the Board at the Annual Meeting in accordance with the Company’s director retirement policy. During conversations with stockholders, Mr. Norris acknowledged that a consequence of the new policy would be his departure from the Board when his term expired.
In the spring of 2022, the Board began its most recent board refreshment cycle with the goal of enhancing the Board’s composition in early 2023. The Board engaged a nationally recognized, independent third-party search firm to assist in the identification and evaluation of potential director candidates.
On September 7, 2022, the Company announced several organizational changes designed to enhance its capabilities and support its long-term growth objectives. These leadership changes included:
•	the resignation of Heather Pomerantz, the Company’s then CFO;
•	the appointment of Richard Kassar as interim CFO;
•	the retention of Steve Weise, then Executive Vice President of Manufacturing, in a consulting role, instead of his previously announced retirement;
•	the engagement of Jay Dahlgren, previously Vice President of Operations at J.M. Smucker Company, as a consultant to the Company;
•	the promotion of Ricardo Moreno to the position of Senior Vice President of Manufacturing & Engineering; and
•	the broadening of responsibilities of Michael Hieger in his role as Senior Vice President of Engineering.
On September 22, 2022, prior to the Company’s 2022 Annual Meeting and more than twelve months prior to the Annual Meeting, JANA, Diane Dietz, James Lillie, Timothy R. McLevish and other reporting persons filed a Schedule 13D (the “Schedule 13D”) with the SEC disclosing their beneficial ownership of 9.6% of the Company’s outstanding Common Stock and that JANA had identified three director candidates, Ms. Dietz, Mr. Lillie and Mr. McLevish, who had each agreed to become a JANA nominee for election to the Board at the Annual Meeting. JANA stated its intent to have discussions with Company management regarding a possible sale of the Company, Board composition and other governance matters and various other topics. The Company was not aware of JANA’s investment prior to JANA filing the Schedule 13D.
On September 30, 2022, Barron’s published a story detailing JANA’s interest in speaking with Company management. Citing “two people familiar with the situation,” the article asserted that the Company had hired bankers in response to JANA’s pressure on the Company to sell itself.
On October 3, 2022, the Company held its 2022 Annual Meeting.
On October 13, 2022, Craig D. Steeneck, a member of the Board, William B. Cyr, the Company’s CEO, Scott Morris, the Company’s President and COO, and Mr. Kassar had an initial conversation with Scott Ostfeld, Kevin Galligan, and other individuals from JANA. JANA’s overwhelming focus in the conversation was its demand that the Company initiate a strategic review with the goal of selling the entire Company, with JANA going so far as to identify potential buyers, with commentary on each of them. When asked what sale price would be acceptable, JANA stated that they would be pleased with a sale price in the high $70s per share and referenced what they believed were precedent situations at 7x sales, which would equate to a sales price for the Company in the high $70s per share. JANA indicated that it would permit the Company a few weeks to initiate such a process or else it would increase the pressure on the Company to do so.

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On November 1, 2022, the Company announced the appointment of Todd Cunfer as Chief Financial Officer, effective December 1, 2022, and the appointment of Dirk Martin as Vice President of Customer Service & Logistics, effective December 7, 2022.
On November 3, 2022, Mr. Cyr and Mr. Kassar had a conversation with Mr. Ostfeld and other representatives of JANA after the Company’s earnings call for the third quarter of 2022. Mr. Cyr and Mr. Kassar discussed the Company’s recent earnings results and stated that the Board was in the process of considering JANA’s perspectives.
In December of 2022, with the assistance of the director search firm, the Board identified David B. Biegger and David J. West as two potential director candidates. Mr. Biegger indicated that he would be available to join the Board immediately. Mr. West indicated he would not be available until such time that he no longer served as CEO and chairman of the board of Conyers Park III Acquisition Corp. (“Conyers Park”), a special purpose acquisition company that was ultimately dissolved in July 2023.
On December 9, 2022, JANA filed an amendment to its Schedule 13D disclosing sales of the Company’s Common Stock resulting in a decrease in ownership to 8.6% of the Company’s Common Stock and that Kurt T. Schmidt had been added as a potential JANA nominee for election to the Board at the Annual Meeting.
On December 14, 2022, Mr. Cyr and Mr. Ostfeld had a discussion about JANA’s recent Schedule 13D filing. During this discussion, Mr. Cyr asked if JANA had identified its final candidates for election to the Board at the Annual Meeting. Mr. Ostfeld responded that JANA might include a JANA representative.
During the CAGNY 2023 Conference of the Consumer Analyst Group of New York, which took place between February 20, 2023 and February 24, 2023, Mr. Cyr and Mr. Cunfer had conversations with Mr. Ostfeld regarding the Company and its industry, including the recently announced launch of a new competitive product from General Mills.
On February 26, 2023, the Board decided that Mr. Biegger should be appointed to the Board as soon as possible and intended to appoint Mr. West later in the year if and when he became available. While the Board could appoint Mr. Biegger immediately, given ongoing discussions with JANA, the Board decided to delay Mr. Biegger’s appointment in order to potentially include his appointment as part of a comprehensive settlement with JANA.
On February 27, 2023, the Company released its financial results for the fourth quarter of and full year 2022. In conversations with stockholders, the Company revisited prior comments about the importance of raising funds as part of its capacity expansion plan, and stockholders asked how this would be executed. During these conversations, Mr. Cunfer emphasized that the Company was focused on finding a path to raise capital and strengthen its balance sheet in a cost-efficient way.
On March 2, 2023, Mr. Cyr and Mr. Cunfer had a discussion with Mr. Ostfeld and Mr. Galligan about the Company’s earnings results and guidance. Mr. Galligan inquired whether the Company was considering a convertible debt offering and stated that such an offering would not be acceptable to JANA. Mr. Cunfer emphasized that the Company was focused on finding a path to strengthen its balance sheet in a cost-efficient way and was not ruling anything out. Mr. Galligan responded, “That is what I was afraid you were going to say.” Mr. Ostfeld then reemphasized to Mr. Cunfer and Mr. Cyr that JANA was opposed to such a financing.
After the market closed on March 14, 2023, the Company announced a proposed convertible senior notes offering designed to raise capital to fund the Company’s capacity expansion plan. Based on input from numerous leading financial experts, the Company was confident that the offering would be successful and was the most cost-efficient and expeditious method to raise financing at that time. The Company believed that it was important to conduct the offering as planned and at that time due to the emerging volatility related to Silicon Valley Bank, since the convertible market remained strong and there was risk that the issues at Silicon Valley Bank could worsen or spread to other regional banks which, combined with increasing interest rates, could make a financing more difficult or more expensive for the foreseeable future.
Later on March 14, 2023, Mr. Cyr and Mr. Cunfer reached out to Mr. Ostfeld. During the call, Mr. Ostfeld expressed outrage in a highly unprofessional and combative manner at the Company’s decision to launch the convertible note offering and demanded that the Company downsize the offering. Mr. Ostfeld specifically stated that “The gloves are coming off” and “We are going to war.”

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Before the market opened on March 15, 2023, JANA issued a press release in response to the convertible note offering, noting that JANA was “astonished,” characterizing the offering as “ill conceived,” and asserting that the Board “failed to anticipate the terrible market response to this announcement.” JANA went on to state its belief that the offering was evidence that “Freshpet requires either significant board change, or in the absence of such change, should be sold.”
Later on March 15, 2023, various members of management discussed with other investors the Company’s rationale for the convertible note offering versus other financing alternatives and the favorable terms that were available, including an effective conversion price of $120 per share. The offering was substantially oversubscribed by traditional convertible investors as well as long-only investors, including several large stockholders of the Company. At the end of trading on March 16, two days after the announcement of the convertible note offering, the Company’s Common Stock closed approximately 6.7% higher than the closing price immediately before the offering was announced.
On March 16, 2023, Mr. Ostfeld called Mr. Cyr and Mr. Cunfer separately to discuss the convertible note offering. Mr. Ostfeld acknowledged the success of the offering, congratulated Mr. Cyr and Mr. Cunfer on the execution of the offering and apologized for his prior behavior.
On March 22, 2023, Mr. Steeneck had a conversation with Mr. Ostfeld regarding the convertible note offering. Mr. Steeneck suggested that the Company and JANA could execute a non-disclosure agreement in order to allow the parties to share information that might facilitate a settlement. The parties agreed that their respective legal counsels should discuss next steps.
On March 23, 2023, a representative of Sidley Austin LLP (“Sidley”), the Company’s outside legal counsel, spoke with JANA’s chief legal officer, to begin a series of discussions regarding a potential non-disclosure agreement and paths to a settlement.
On March 31, 2023, Mr. Steeneck, Mr. Cyr and Walter N. George III, then Chair of the Nominating, Governance and Sustainability Committee of the Board, met with Mr. Ostfeld and other representatives of JANA to discuss possible paths toward a settlement agreement, stressing the need to move quickly. Mr. George indicated that as part of its regular refreshment efforts, and with the support of a nationally-recognized director search firm, the Board had identified two strong director candidates, and offered JANA the opportunity to speak with the candidates. The parties also discussed Mr. Norris’ expected departure from the Board in accordance with the previously disclosed age-limit policy and the naming of a new Chair upon his departure. The Company was aware that Mr. Ostfeld was familiar with the two candidates and their credentials and was confident that JANA would find them to be high quality additions to the Board.
On April 12, 2023, the Company hosted an investor event that included a tour of the Company’s new manufacturing facility in Ennis, Texas and discussions with management. A representative of JANA was invited and attended the event.
On April 14, 2023, the Company and JANA executed a non-disclosure agreement.
On April 17, 2023, Mr. George, Mr. Steeneck and Mr. Cyr spoke with Mr. Ostfeld and Mr. Galligan to continue discussions about a potential settlement.
During the week of May 1, 2023, JANA had one-on-one conversations with each of Mr. Biegger and Mr. West. JANA expressed enthusiasm and support for the appointment of both candidates to the Board, expressing that Mr. West in particular would unquestionably be an exceptional addition. JANA was made aware that Mr. West was unavailable to be appointed immediately, but that he would become available to be appointed to the Board upon the dissolution of Conyers Park.
On May 11, 2023, Mr. George, Mr. Steeneck, and Mr. Cyr had another call with Mr. Ostfeld and Mr. Galligan, where the Company representatives reiterated the Company’s interest in a settlement based on the appointment of the two aforementioned director candidates, among other things. The Company stressed again the need to determine promptly whether an amicable agreement could be achieved in the near term. JANA again expressed support for the Company’s two aforementioned director candidates, Mr. Biegger and Mr. West, being added to the Board.

Background to the Solicitation | 18
However, JANA also demanded that the Board appoint two JANA-designated nominees, one of whom had to be Mr. Ostfeld (for a total of four new director appointments), and that two incumbent directors resign from the Board. Further, JANA wanted input into the identification of the new Chair of the Board following Mr. Norris’ retirement pursuant to the director retirement policy.
On May 12, 2023, Mr. Steeneck had a call with Mr. Ostfeld to state that JANA’s demands were not acceptable and not in the best interest of the Company and its stockholders. Mr. Ostfeld responded that, in his experience, companies typically need to feel increased pressure of an impending proxy contest before they concede to JANA’s demands and suggested that the parties resume discussions at a later time. JANA indicated that the Company should feel free to appoint Mr. Biegger and Mr. West on its own timeline.
After nine months of engagement with JANA, which had become a significant distraction for the Company, and no clear path toward settlement, the Board determined that the Annual Meeting would be held in late July, approximately two months earlier than the anniversary of last years’ annual meeting, which would provide stockholders an earlier opportunity to vote on the candidates up for election and express their perspectives on JANA’s demands.
On May 16, 2023, the Board took action to appoint Mr. Biegger to the Board. In light of the Company’s Certificate of Incorporation, which requires that director classes be as nearly equal in size as is practicable, the Board appointed Mr. Biegger to Class I of the Board, which had only two directors at that time.
On May 17, 2023, the Company announced the appointment of Mr. Biegger to the Board and the appointment of Mr. George as Chair of the Board (effective as of the Annual Meeting), and disclosed that the Annual Meeting would be held on July 25, 2023. The Company also formally confirmed that, pursuant to the Company’s director retirement policy adopted and disclosed two years prior, Mr. Norris would not be standing for re-election. Shortly after the announcement, Mr. Cyr called Mr. Galligan to ask if JANA had any questions about the announcement and to reiterate that the Company remained open to an amicable resolution with JANA. Mr. Cyr offered to send JANA a copy of the director questionnaire if JANA was still interested in making nominations.
Also on May 17, 2023, JANA’s outside legal counsel requested a copy of the director questionnaire and representation agreement required by the Company’s Bylaws for any director candidate nominated by a stockholder, which was provided the following day.
On May 24, 2023, the Company received inquiries from a media source regarding a potential letter that JANA planned to issue publicly. Later that day, JANA amended its Schedule 13D, disclosing purchases of the Company’s Common Stock resulting in an increase in ownership to 9.0% of the Company’s Common Stock, and issued a press release disclosing its letter and announcing its intent to nominate four directors to the Company’s Board.
Also on May 24, 2023, the Company issued a statement in response to JANA’s press release.
On May 25, 2023, JANA sent a letter to Sidley and issued a press release alleging that the actions taken by the Board and announced on May 17, 2023 breached the Board’s fiduciary duties. In particular, JANA objected to the fact that the Company had announced that there would only be three seats up for election at the Annual Meeting due to Mr. Norris not standing for re-election, despite this outcome being the natural consequence of the director resignation policy adopted in 2021, as acknowledged by Mr. Norris at the time of its adoption.
Also on May 25, 2023, JANA delivered notice to the Company of its intent to nominate three director candidates, Diane Dietz, Timothy R. McLevish and Scott Ostfeld, to the Board, and identified a fourth candidate, Kurt T. Schmidt, to serve as an alternate in the event that the Board were to increase the size of the Board to elect more than three directors at the Annual Meeting or if more than three directors were to be elected at the Annual Meeting for any other reason.
On May 30, 2023, JANA filed an amendment to its Schedule 13D to include details of the nominations.
Also on May 30, 2023, JANA issued a press release criticizing the Company for not broadly publicizing the Record Date of the Annual Meeting, despite the fact that the Company’s actions were customary practice and the Record Date would be disclosed in the preliminary Proxy Statement.

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Also on May 30, 2023, the Company sent a letter to JANA’s counsel and issued a press release refuting the allegations set forth in JANA’s May 25, 2023 letter. The Company noted, among other things, that Mr. Norris’ retirement was a consequence of the Company’s director retirement policy announced in 2020 and adopted in 2021, and that Mr. Biegger’s appointment was supported by JANA and his placement into Class I was required by the Certificate of Incorporation.
On June 1, 2023, JANA filed a complaint (the “Complaint”) against the Company and the members of the Board in the Court of Chancery of the State of Delaware. The Complaint alleged that the Company’s directors violated their fiduciary duties by moving the date of the Annual Meeting to July and reducing the number of seats in Class III of the Board from four to three in connection with Mr. Norris’ retirement. JANA asked the court to compel the Company to open four seats for election at the Annual Meeting. JANA further demanded a trial to be conducted before the Annual Meeting, which would result in several members of the Board and management team spending most of their time in the weeks leading up to the Annual Meeting in depositions and preparing for this trial rather than communicating with stockholders.
On June 2, 2023, the Company filed a preliminary version of this Proxy Statement with the SEC, and JANA filed a preliminary proxy statement with the SEC.
Also on June 2, 2023, the Company announced that J. David Basto had resigned from the Board effective May 31, 2023 due to other professional obligations, and that the size of the Board had accordingly been decreased.
Also on June 2, 2023, Mr. George, Mr. Steeneck and Mr. Cyr had a call with Mr. Ostfeld regarding a possible settlement. During the conversation, Mr. Steeneck asked if the Company could interview JANA’s three independent director nominees with the goal of appointing one of them to the Board as part of a settlement agreement. Mr. George indicated that the Company was prepared to move expediently to do so. Mr. Ostfeld did not agree to do so and instead was apparently focused on his appointment to the Board. During the call, Mr. Ostfeld claimed, “Every company wants me on their board. The fact that you don’t makes me wonder why.”
On June 5, 2023, Mr. Steeneck, Mr. George and Mr. Cyr had a call with Mr. Ostfeld and Mr. Galligan regarding JANA’s response to the Company’s latest offer. JANA refused the Company’s offer to interview their independent director candidates and did not present any counteroffer.
On June 6, 2023, the Company announced that the Annual Meeting would be postponed to a date in October 2023 and that four Class III director seats would be up for election at the Annual Meeting, an increase from the previously announced three. The Company believed that JANA’s lawsuit rendered the earlier timing for the Annual Meeting unfeasible. In addition, the Company had already identified its fourth candidate (Mr. West), who was already interviewed by JANA and described by JANA as “an extremely strong candidate.”
Also on June 6, 2023, Mr. Ostfeld sent Mr. West an email making unfavorable allegations about the Company in an apparent attempt to discourage Mr. West from joining the Board.
On June 8, 2023, JANA filed a revised preliminary proxy statement with the SEC.
On June 16, 2023, the Company and JANA agreed to the dismissal of JANA’s lawsuit.
Hours after the dismissal, on June 16, 2023, JANA sent the Company a books and records demand letter pursuant to Section 220 of the Delaware General Corporation Law (the “Conflicts Demand”) demanding that JANA be provided a broad range of information, including information regarding purported conflicts of interest involving the Company’s personnel. Over the next several weeks, counsel for the Company and JANA corresponded several times regarding scope of the materials that the Company would provide, and the Company provided such materials.
On June 30, 2023, JANA’s legal counsel also contacted the Company’s counsel demanding that the Company reimburse JANA for its expenses of approximately four hundred thousand dollars in connection with bringing the lawsuit against the Company (the “Fee Demand”) due to the purported benefit that JANA’s lawsuit had provided to the Company and its stockholders.
On July 20, 2023, Mr. West became available for appointment as a director of the Company.

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On July 21, 2023, the Company announced the appointment of Mr. West as a Class III director and the Company’s fourth director nominee for election at the Annual Meeting, effective immediately. The Company disclosed that Mr. West was replacing Mr. Norris (who was retiring immediately) as a Class III director, and that, accordingly, Mr. West would stand for election at the Annual Meeting. The Company also announced that Mr. George had assumed the role of Chair of the Board, effective immediately.
On July 27, 2023, Sidley sent JANA’s legal counsel an email regarding the Fee Demand, expressing disagreement with the proposition that the Complaint conferred any corporate benefit, as opposed to specifically benefitting JANA and its proxy contest. Over the next few weeks, legal counsel for both parties corresponded regarding the Fee Demand. The Company asserted that there was no benefit to the Company or its stockholders for the “opportunity” provided by JANA to stockholders to vote against the candidacy of Mr. West, a candidate for which JANA itself has expressed unreserved enthusiasm, due to Mr. West’s impeccable qualifications, experience and value he brings to the Company.
On August 7, 2023, the Company released its financial results for the second quarter of 2023.
Later on August 7, 2023, Mr. Cyr and Mr. Cunfer had a discussion with Mr. Ostfeld and Mr. Galligan about the Company’s earnings results and guidance.
On August 9, 2023, JANA filed an amendment to its Schedule 13D, disclosing sales of the Company’s Common Stock resulting in a decrease in ownership to approximately 7.5% of the Company’s Common Stock.
On August 11, 2023, the Company filed a revised preliminary version of this Proxy Statement with the SEC.

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Stockholder Engagement Overview
Our Board and management value and rely upon our stockholders’ perspectives. To help ensure we understand and focus on the priorities that matter most to our stockholders, our directors and senior management proactively conduct thorough and extensive investor outreach throughout the year. In addition to discussing business results and initiatives, strategy, and capital structure, we engage with investors on various other matters integral to our business and the Company, such as governance practices, executive compensation and sustainability.
Specific Ways We Engaged with Stockholders in 2022
Since last year’s annual meeting, we have met and engaged directly with stockholders holding approximately 84% of our outstanding Common Stock. We also met with analysts who cover our Company and leading proxy advisors who serve our investors. We presented at six industry conferences, held seven non-deal road shows, and hosted numerous investors on tours of the Freshpet Kitchens, where investors and analysts heard presentations from our senior management about all aspects of our business (which presentation materials were also made available to our stockholders generally through our filings with the SEC and on the “Investors” section of our website at investors.freshpet.com). Our Board and management carefully consider and evaluate feedback received during these meetings. Additionally, in response to the Say-on-Pay results (97.2% approval) at our 2022 annual meeting of stockholders (the “2022 Annual Meeting”), management and the Board have continued to focus their discussions with stockholders on executive compensation. In response to those discussions, the Compensation Committee has added an Environmental, Social, and Governance (“ESG”) goal as a key part of the executive officers’ annual bonus calculation to both further distinguish the annual incentives from the long-term incentives and to ensure commitment to the ESG goals.
Additionally, our independent directors continued to be closely and directly involved in our investor engagement efforts. Specifically, over the past eight months, our directors held outreach discussions with stockholders representing approximately 50% of our outstanding shares, and additional outreach is underway. The Compensation Committee met with many of our core stockholders and considered their feedback, as well as the commentary from Glass Lewis and ISS, and committed to not grant equity to the named executive officers in 2022 or 2023. Additionally, the Compensation Committee refocused the goals of the annual incentive plan to include an ESG metric.
The feedback we received in 2021, 2022 and early 2023 is described below and reflected in the governance changes we announced in 2020 and are continuing to implement.
	WHAT WE HEARD	OUR RESPONSE
GOVERNANCE	Stockholders expressed support for the concept of a long-term governance transformation plan as supported at our 2020 Annual Meeting.
Our Board considered stockholder feedback and began implementation of the “Freshpet’s Commitment to Good Corporate Governance: 2020 to 2025 Roadmap” plan that the stockholders supported, including the Board-recommended proposals to declassify the Board and adopt the stockholder right to call special meetings, and Board actions to adopt proxy access provisions, a majority voting standard, and a director resignation & retirement policy.

Stockholders told us to prioritize governance practices that have economic implications, and to better disclose our strategy oversight, targets and risks.
The Board assessed Freshpet’s opportunities and risks in developing the roadmap that ties a series of governance changes to the strategic milestones that would drive them, which is disclosed in the section of this Proxy Statement titled “Commitment to Good Corporate Governance—Freshpet’s Commitment to Good Corporate Governance: 2020 to 2025 Roadmap.”

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	WHAT WE HEARD	OUR RESPONSE
ENVIRONMENTAL SOCIAL & GOVERNANCE	Stockholders said they were satisfied with our progress on diversity within our Board but would like us to provide greater metrics on the Company’s overall progress.
The Company is providing more detailed metrics on the diversity within our Company as part of this year’s Proxy Statement. Additionally, the Company has continued to add diversity to its senior management team with the addition of two ethnically diverse senior executives who report to the CEO.

Stockholders encouraged us to enhance our ESG disclosure practices.
In August 2021, the Company issued its first annual sustainability report to better document the Company’s progress towards its goals with a focus on increased reporting of the key metrics where possible. Our third annual report was issued in July 2023.

Our annual sustainability reports are available on our website:
investors.freshpet.com/investors/corporate- governance/governance-highlights.

	Stockholders told us they would like the Board to set tangible goals for the Company’s ESG program.	Our Compensation Committee has adopted a retention goal as a focus area for our ESG program and this will form part of the annual bonus calculation for the top executives to achieve.
EXECUTIVE COMPENSATION
Stockholders supported our strategy of connecting our senior executives’ compensation to the Company’s long-term goals and asked for greater disclosure of the goals and performance underlying those grants.

The Company has disclosed the results of its multi-year equity grants in this year’s Proxy Statement and in 2021 issued new multi-year grants to the most senior officers that we believe are directly connected to–but exceed–the Company’s long-term goals. As part of the 2021 equity grant process, the Committee committed to not grant equity awards to our named executive officers (“NEOs”) during 2022 and 2023.

Stockholders wanted to see greater differentiation between the metrics used for short-term incentives and those used for long-term incentives.
The Board believes that the varying time periods, the type of compensation (cash versus equity) and the impact of stock price performance on the outcomes of the metrics used to determine incentive pay provide meaningful distinction between short-term incentives and long-term incentives. However, the Company added an ESG goal to the short-term incentives in 2022 to further increase the differentiation.

	Stockholders support the Company’s ESG program and would like to see performance targets tied to achievement of the Company’s goals included in management compensation.	The Company has added an ESG goal to the short-term incentive pay for key executives in 2022.

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Communications with the Board
Stockholders and other interested parties who would like to communicate with one or more members of the Board, a Board committee or the Chair of the Board may do so by writing to any such party at Freshpet, Inc., 400 Plaza Drive, 1st Floor, Secaucus, NJ 07094, Attention: Corporate Secretary. The Corporate Secretary will forward copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its committees or that he or she otherwise determines requires the attention of any member, group or committee of the Board.

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Business Transformation: 2006-2023
Freshpet was founded in 2006 with a single-minded mission to do right by pets, people and the planet, every step of the way from farm to fridge. In 2010, we welcomed a private equity investor who believed in our mission and the power of our platform, and subsequently went public in 2014. In addition to onboarding new directors with financial and industry expertise that we needed as a public company, we welcomed our current CEO, William B. Cyr, in 2016 to support the Board’s ambition to rapidly and strategically scale the business. Over the course of 2018 and 2019, our Board added three female directors, who brought deep expertise in retail, digital optimization and strategy to support our 2020 long-term plan. In May 2023, our Board added supply-chain expert David B. Biegger as a director, and in July 2023, our Board appointed pet food expert David J. West as a director concurrent with the retirement of longtime Chair Charles A. Norris. The Board’s commitment to regular refreshment and corporate governance best practices underlies our dynamic and thoughtful approach to oversight of our business and management.
The following graphic helps illustrate our history, progress and plans for the future.

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Freshpet’s Commitment to Good Corporate Governance: 2020 to 2025 Roadmap
Since our 2014 initial public offering (“IPO”), Freshpet’s market cap has grown from around $300 million to approximately $3.9 billion (as of August 7, 2023). As a young public company in pursuit of sizable long-term goals to disrupt the pet food industry, our IPO-related governance provisions provided protection from market volatility and helped ensure business continuity and organizational stability while our Board and management pursued long-term strategic goals and stockholder value creation.
While these governance provisions were critical to our success as a young public company, our Board recognized that some of these protections provided by our governance structure should be gradually phased out as we reach maturity. Concurrent with setting Freshpet’s strategic 2025 long-term plan, the Board has solicited valuable stockholder feedback to receive direct input as to how to best evolve Freshpet’s corporate governance.
In response, the Board has implemented a number of corporate governance updates aimed at allowing our Board and management to still focus primarily on the creation of sustainable value for our stockholders while also being responsive to our stockholders, employees and the communities in which we do business. Supporting that philosophy, we have adopted many leading corporate governance practices over the past several years, including the below.

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Corporate Governance Practices
STOCKHOLDER RIGHTS
INDEPENDENT, NON-EXECUTIVE CHAIR
The positions of Chair of the Board and Chief Executive Officer are presently separated. While our Bylaws and Corporate Governance Guidelines do not require that our Chair and Chief Executive Officer positions be separate, we believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business and our Chair of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.

BOARD AND COMMITTEE INDEPENDENCE
During 2022, all of our directors (other than our Chief Executive Officer) were independent, and each of our Board committees consisted entirely of independent directors.
BOARD REFRESHMENT & COMMITMENT TO DIVERSITY
Over the course of 2018 and 2019, the Board appointed three new directors, all of whom are female. In 2023, we appointed David B. Biegger and David J. West to our Board, and announced the retirement of our former Board Chair, Charles A. Norris, consistent with our director retirement policy, with Walter N. George, III, previously the Chair of the Nominating, Governance & Sustainability Committee, becoming Board Chair. We believe that fresh perspectives and diversity, in its many forms, and the breadth of perspective that it brings, enhance the effectiveness of the Board.

3 in 10 directors are diverse (includes gender and ethnic diversity)
SINGLE VOTING CLASS
All holders of Freshpet’s Common Stock have the same voting rights (one vote per share of stock).
NO POISON PILL
The Company has not adopted a stockholder rights plan, also known as a poison pill.

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2020 STOCKHOLDER AND BOARD ACTIONS
ELIMINATED SUPERMAJORITY VOTING PROVISIONS FROM OUR CERTIFICATE OF INCORPORATION
At our 2020 Annual Meeting, our Board submitted a proposal to our stockholders to eliminate all of the supermajority voting provisions from the Company’s Certificate of Incorporation, which our stockholders overwhelmingly approved.

DIRECTOR RESIGNATION POLICY
Our Board adopted a policy that any incumbent nominee for director who does not receive the affirmative vote of a majority of the votes cast in any uncontested election must promptly offer to resign. In such case, the Nominating, Governance and Sustainability Committee will make a recommendation on the offer and the Board will decide whether to accept or reject the offer.

2021 STOCKHOLDER AND BOARD ACTIONS
MAJORITY VOTING STANDARD FOR DIRECTOR ELECTIONS
Before the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”), our Board amended our Bylaws to implement a majority voting standard for director elections in uncontested elections and a plurality voting standard in contested elections. Our previous Bylaws provided for a plurality voting standard in both uncontested and contested elections.

DIRECTOR TENURE POLICY
Before the Company’s 2021 Annual Meeting, our Board adopted a director retirement policy that provides that non-employee directors will not be nominated for re-election to the Board after reaching age 75.

DECLASSIFICATION OF THE BOARD OF DIRECTORS BY 2025
In the Company’s 2021 proxy statement, our Board submitted a proposal to be voted on by stockholders to fully declassify the Board by 2025, which our stockholders overwhelmingly approved. Our Certificate of Incorporation currently divides our Board into three classes, with one class being elected each year. Our Board will be fully declassified by the 2025 Annual Meeting, with each director to be elected on an annual basis thereafter.

2022 STOCKHOLDER AND BOARD ACTIONS
PROXY ACCESS
In June 2022, the Board amended the Company’s Bylaws to incorporate a provision that permits a stockholder, or a group of up to 20 stockholders, owning at least 3% of our outstanding Common Stock for three years, to nominate a certain percentage of the directors for the Company’s Board.

STOCKHOLDER RIGHT TO REQUEST THE COMPANY CALL A SPECIAL MEETING
In the Company’s 2022 proxy statement, our Board submitted a proposal to be voted on by stockholders to amend our Certificate of Incorporation to allow stockholders the ability to make a request to the Company to call special meetings, which our stockholders overwhelmingly approved.

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Environmental, Social and Governance Approach
We believe that corporate responsibility promotes the long-term interests of our stockholders and strengthens Board and management accountability, and Freshpet’s credo articulates our culture and commitment to best serve our pets, employees, customers, communities, and stockholders. Corporate responsibility at Freshpet is implemented from the most senior levels down to every one of our employees because we believe that how responsibly we run our business is intrinsically tied to achieving operational excellence.
Our Board’s primary duty of overseeing our corporate strategy includes the Board’s oversight of how ESG issues may impact the long-term interests of our stockholders and other stakeholders.
As part of overseeing our corporate strategy and our enterprise risk management program, our Board, acting through the Nominating, Governance and Sustainability Committee, monitors our ESG (including sustainability) practices. The Committee's responsibilities include oversight of our ESG activities, including ongoing carbon, water, and environmental matters, and particularly so with respect to facilities. We believe that environmentally and socially responsible operating practices go hand in hand with generating value for our stockholders. To further support our efforts in this area, we created a Sustainability Leadership Team, consisting of internal resources from critical functional groups and external advisors to address ESG factors that impact our business. Our Sustainability Leadership Team evaluated potential ESG opportunities relevant to our Company based on the views held by our stockholders and aspects of ESG frameworks including those established by the Carbon Disclosure Project (“CDP”) and Sustainability Accounting Standards Board (“SASB”). We recently released this year’s sustainability report, which is our most comprehensive yet, in July 2023. You can access a copy of the report at investors.freshpet.com/investors/corporate-governance/governance-highlights.
Commensurate with our materiality-focused ESG approach, our priority is developing a business that is focused on sustainability and the triple bottom line. We think of sustainability broadly, and as defined by our triple bottom line across three areas:
1.   Performing across key business metrics.
2.   Having a positive impact on society.
3.   Minimizing our impact on the environment.
Commitment to Nourishing Pets, People and Planet
At Freshpet, our mission is to create the very best foods that nourish the bond between pets and their parents, helping us both live longer, healthier, and happier lives. Achieving success while caring for our team members, our communities, and our planet is not only the right thing to do, it helps ensure the long-term sustainability of the Company. This ambitious mission drives us every day and was built into the Company by our founders from the very beginning. We call it “Nourishing Pets, People and Planet.”
For over a decade, we have been dedicated to our sustainability initiatives and have made significant progress moving to minimize our environmental impact on the world as we fulfill our mission to provide healthy fresh food for pets and pet parents. We are not perfect, but view ourselves as an industry leader in pet nutrition, sustainability, and growth.

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KEY PETS, PEOPLE AND PLANET ACCOMPLISHMENTS
Pets: Nourishing happier and healthier lives
• We strive to change the pet food category for the better by bringing fresh healthy meals to pets. We have been steadfast in our nutritional ideology, so our foods are developed for healthy nutrition instead of what is easy to make. We start each recipe with fresh meats and veggies, minimally process them to retain the nutrients, and keep them fresh with refrigeration instead of using preservatives. Our goal is to produce the ideal food for pets to help them lead long healthy lives with their pet parents.

• Our key goal is to support the human and animal bond because we believe pets and pet parents live longer, healthier lives together. We want to nourish those pets with our food, bringing joy to both pets and pet parents.

• In pursuit of our mission, as of 2022, we have donated over 14.6 million meals to shelter pets waiting for their forever home.

• We support programs at leading shelters and charities that impact the communities we live in. Our key partners include Pennsylvania Society for the Prevention of Cruelty to Animals (“SPCA”), St. Hubert’s Animal Welfare Center in Northern New Jersey, and 4 Paws for Ability, which provides service dogs to assist children, adults, and veterans with a range of disabilities.

• We have funded three research studies from the Freshpet Foundation focused on how nutrition can help improve pet health and longevity.

People: Living better together
• We provide industry-leading benefits for all eligible full-time employees, including:

- Comprehensive healthcare
- 401(k) matching
- Annual stock grants
- Tuition reimbursement
- Maternity/Paternity leave
- Generous paid time off to allow for a life outside of work

• Our goal is to build a diverse and inclusive culture at Freshpet. We aim to do this through recruitment efforts that focus on attracting candidates from diverse communities as well as focusing on diversity of experience and skills.

• We strive to be a place where people love to work, and we encourage everyone to grow, have fun and deliver on our vision. Our employee engagement score of 78% is reflective of our commitment to creating an engaged workforce.

For more information on our commitment to our People, please see “—Commitment to Human Capital Management” on page [•] of this Proxy Statement.

Planet: Conserving resources while growing the triple bottom line
• Working to minimize our environmental impact is not only the right thing to do, it makes great business sense. Freshpet consumer research proves that appealing to the sustainable shopper will help us increase household penetration and meet our long-term growth goals. We believe that our efforts over the last year will help Freshpet remain a leader in sustainable pet food and help drive the business forward. Over the last five years, Freshpet has achieved growth from 4.5 million to 9.8 million Freshpet U.S. household penetration, representing an increase of approximately 120%.

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In August 2021, we began publishing an annual sustainability report on our website (the “sustainability report”), and we published our most recent annual sustainability report in July 2023. Neither Freshpet’s website nor any sustainability report is a part of this Proxy Statement. Our website and sustainability reports provide further information on our sustainability efforts, including additional details on our efforts to Nourish Pets, People and Planet, such as:
RECYCLING AND LANDFILL-FREE MANUFACTURING
Since 2016, Freshpet has committed to operating landfill-free manufacturing facilities. We are proud to have been one of the first pet food manufacturers to make this commitment. Engagement across the entire organization was required to resolve our waste streams without using a landfill. The four strategies used to achieve landfill-free status were: reducing the amount of waste generated by the manufacturing process, reusing or recycling as much waste as possible, anaerobically digesting organic waste to help reduce un-captured methane versus landfilling, and converting waste to energy for any waste stream that does not work with the previous strategies.

ENERGY CONSERVATION AND RENEWABLE ENERGY
KITCHENS

Freshpet Kitchens in Pennsylvania have been powered by renewable electricity since 2014 by matching all purchased electricity with Green-e® certified renewable energy credits (“RECs”). In 2022, we matched 31,974 megawatt hours (“MWh”) of our Kitchen’s electricity consumption with RECs that help support the development of renewable energy projects. Steam and heat required to cook our recipes is provided by an on-site natural gas-powered Combined Heat and Power Plant (“CHP”). Sophisticated engineering allows the CHP to generate steam from heat energy that would otherwise be wasted providing higher efficiency than traditional grid-supplied electricity and steam generated from natural gas boilers.

Freshpet’s latest manufacturing facility in Ennis, TX has been designed from the ground up to be our most efficient yet. It has been built with environmentally-friendly construction techniques including low carbon footprint concrete, recycled steel, and on-site soil preparation. It will incorporate our latest engineering, including on-site solar power with a battery storage system and a wastewater treatment facility that purifies our wastewater so thoroughly that it can be re-used in the building’s cooling system. Low water use and pollinator-friendly landscaping are also part of the site plan.

CHILLERS

Freshpet’s state of the art chillers are good for business and the environment. Our in-house chiller development team works continuously with suppliers to improve efficiency. The latest chillers by manufacturers True Manufacturing and Minus 40 use up to 91% less electricity than older models thanks to LED lighting, eco-friendly refrigerants, and state of the art compressors. These chillers also help drive growth with more capacity, higher reliability, brighter lighting, and easy access doors.

Thanks to many chiller upgrades, Freshpet’s average chiller electric efficiency improved 34.2% over the last two years. Over 73% of the active fleet now uses eco-friendly refrigerants such as R-290, which limits their impact on the ozone layer and global warming.

In an effort to minimize the impact of our Scope 3 emissions, the estimated non-renewable electricity usage of all Freshpet chillers in North America is matched with Green-e certified Renewable Energy Credits (RECs). This program helps support the development of renewable energy projects that help avoid Carbon Dioxide Equivalent emissions (“CO2e”).

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New for 2022: Chiller efficiency and refrigerant type has been added to our internal chiller tracking database allowing efficiency analytics to be done in real time. This information also helps us target regions or customers that could benefit most from efficiency upgrades. Our latest version of the TVM48 family of models became even more efficient thanks to new door seals, high-efficiency variable speed evaporator fan motors, and the addition of a hot gas loop in the condensate pan.

WATER CONSERVATION
Manufacturing fresh pet food requires water in the cooking and cleaning processes. As one of our most valuable natural resources, Freshpet aims to minimize our impact on the planet’s water supply. The Freshpet Kitchens 2.0 at our Freshpet Kitchens in Bethlehem, PA features water conservation engineering including:

ON-SITE WASTEWATER TREATMENT FACILITY

Freshpet’s wastewater treatment facility became operational in September 2020. This 6,600 square foot facility processes up to 200 gallons per minute removing residual traces of meat, vegetables, and fat from the Kitchens’ wastewater. In addition to easing our burden on municipal facilities, Freshpet’s investment in treating our own wastewater was a sound financial decision. The system helps avoid significant wastewater treatment fees, helping the project pay for itself over time.

As a result of these efforts, Freshpet’s on-site wastewater treatment plant has also been successful in reducing effluent pollution across several key metrics.

RAINWATER HARVESTING SYSTEM

The Freshpet Kitchens 2.0’s rainwater harvesting system became operational in late 2020 and has a capacity of up to 427,500 gallons of rainwater. It provides irrigation for 62,000 square feet of landscaping on site. In addition to reducing our burden on the municipal water supplies, rainwater harvesting helps reduce stormwater runoff from the property. Reduced stormwater runoff helps minimize a storm’s peak flow volume and velocity in local creeks, streams, and rivers, thereby reducing the potential for streambank erosion. Reduced runoff can also help reduce contamination of surface water with pesticides, sediment, metals, and fertilizers.

NATURE’S FRESH LEADS THE WAY IN PET FOOD SUSTAINABILITY AND IS FRESHPET’S FIRST CARBON NEUTRAL PET FOOD BRAND
Nature’s Fresh is one of the natural retail channel’s bestselling pet foods thanks to its uncompromising quality, superior palatability, and Animal Welfare Certified recipes. For 2022, the brand was fine-tuned to be focused on sustainable sourcing from regenerative family farms in addition to introducing the use of certified humanely-raised proteins. Recipes now include traceable and sustainable fish, organic turkey, and grass-fed beef. These updates reflect elevated consumer awareness around sustainability and allow us to be dedicated more than ever to advancing our goals of nourishing Pets, People and Planet.

Since 2012, Freshpet has worked with the Global Animal Partnership to ensure that Nature’s Fresh chicken and turkey is Animal Welfare Certified and raised cage-free without the use of antibiotics, added growth hormones, or animal by-products. In 2022, Freshpet purchased over 6.8 million pounds of poultry that was Animal Welfare Certified, helping support progressive farmers and improving the living standards of the flocks they raise. This commitment helped prevent an estimated 2,764 pounds of antibiotics from entering the environment.

Nature’s Fresh is our first Scope 1, 2, and 3 carbon neutral brand. We achieved a carbon neutral footprint through emissions reductions and using carbon offsets for the remaining emissions that cannot be eliminated at this time.

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Offset partners for Nature’s Fresh were chosen for their ability to do more than just help us reduce our carbon footprint. These projects also support social welfare, bio-diversity and/or regenerative farming. Our commitment to eliminating our carbon footprint means that we will continue to strive to achieve carbon neutrality without offsets.

Our goal is to make Freshpet the most sustainable pet food company in the world. Our commitment to nourishing Pets, People and Planet continues to expand with the following efforts undertaken since 2020:
OUR GOAL	PROGRESS
Expand our organizational focus and broaden responsibility for sustainability initiatives
We maintained our long-term partnership with 3Degrees, a leading climate consultant. They helped us to calculate our 2020, 2021 and 2022 carbon footprint across Scope 1, 2 and 3 emissions and publicly report our CO2e emission and water usage data to the CDP.

2022 was the second year we have publicly disclosed SASB- aligned sustainability metrics in our annual sustainability report. The report for 2022 also includes our second public disclosure of our CO2e footprint across Scope 1, 2, and 3.

In 2021, we appointed a Sustainability Lead reporting to the Founder and President to manage our sustainability efforts.

In 2022, we established the Sustainability Leadership Team, a cross-functional group charged with identifying and implementing sustainability opportunities within the Company.

For 2023, we are introducing our first electronic supplier code of conduct that will help us engage suppliers and their sustainability policies. Over time, we expect this database of practices to help us all reach our sustainability goals.

Install new infrastructure that can help ensure the sustainability of the Company
Freshpet’s latest manufacturing facility in Ennis, TX was designed from the ground up to be our most efficient yet. It has been built with environmentally-friendly construction techniques including low carbon footprint concrete, recycled steel, and on-site soil preparation. It will incorporate our latest engineering, including on-site solar power with a battery storage system and a wastewater treatment facility that purifies our wastewater so thoroughly that it can be re-used in the building’s cooling system. Low water use and pollinator-friendly landscaping are also part of the site plan.

2021 was the first full year for the on-site wastewater treatment and rainwater capture facilities in our Kitchens in Bethlehem, PA, helping to conserve one of our most important natural resources.

Freshpet significantly expanded the Company’s in-house R&D laboratories helping to support the creation of even more nutritious recipes and ensure future product quality and safety. A new pilot production line was installed that allows the testing of new recipes without having to start/stop the main production lines. This reduces downtime and material waste.

We installed equipment to increase our use of ingredients supplied in large “supersacks” instead of small individual cases. This helped significantly reduce the total amount of packaging used in some of our dry ingredients.

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OUR GOAL	PROGRESS
Strengthen our efforts to care for our Pets and People stakeholders
The Company took a significant step towards strengthening compensation for its hourly production workers as part of a new labor strategy built upon the “Freshpet Academy.” This strategy re-focused the Company on using increased compensation and a significant increase in training to create a more highly skilled workforce with low turnover and high productivity.

The Company raised the starting wage and increased the training resources and opportunities to enable our team members to achieve a further wage increase within their first 18 months upon the successful achievement of specific skill development milestones. Further, the Company instituted increased “ownership” rewards and recognition for highly-skilled workers who achieve advanced levels within the Freshpet Academy.

The results have been exceptional. The Freshpet Academy program has allowed us to attract talent with the aptitude to succeed in a manufacturing environment, resulting in a significant decrease in turnover while increasing retention and productivity.

Freshpet published our first formal Human Rights Policy in 2022, formally acknowledging many policies that were already in place.

We strengthened our partnerships with the Pennsylvania SPCA and 4 Paws for Ability as we worked to help them achieve their vital missions.

In 2022, we donated over 2 million meals to animal shelters and animal rescue organizations, bringing our Company’s total donations since our inception to over 14.6 million meals.

Continue to innovate to enhance the sustainability of our products
In July 2022, the Nature’s Fresh brand was fine-tuned to be focused on sustainable sourcing from regenerative family farms in addition to introducing the use of certified humanely-raised proteins. Recipes now include traceable and sustainable fish, organic turkey, and grass-fed beef. These changes reflect elevated consumer awareness around sustainability and allow us to be dedicated more than ever to advancing our goals of nourishing Pets, People and Planet.

Based on strong consumer interest and feedback from our existing consumers, our first meatless dog food, Spring and Sprout, saw increased distribution in 2022. This product is expected to bring in new consumers and offer a more sustainable environmental impact than a similar recipe made with meat.

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OUR GOAL	PROGRESS
Commit to achieving Company-wide carbon neutrality
We partnered with 3Degrees to calculate Freshpet’s Scope 1, 2, and 3 CO2e emissions. This extensive analysis used the latest science-based approach to estimate emissions of our Scope 3 value chain including ingredients, packaging, distribution, disposal, etc. These insights will help guide us toward emission reduction at the source in the future.

We acknowledge the importance of mitigating the effects of climate change sooner rather than later. Our engineering, operations, and purchasing teams are working to reduce our emissions, but we realize these efforts take time, and full Company-wide carbon neutrality across Scopes 1, 2, and 3 may take somewhat longer than our prior goal of 2025. As an interim step, we committed to being carbon neutral Company-wide across Scopes 1 and 2 using renewable energy, investments in efficiency, and carbon credits starting calendar year 2021.

As our leading sustainability-focused brand, Nature’s Fresh has been carbon neutral across Scopes 1, 2, and 3 since July 2020. 2022 saw the introduction of two new carbon credit partners that expand the impact of our programs by helping increase social equity, water quality, bio-diversity, and other important sustainable development goals.

Expand our water conservation commitment
In 2020, we backed our belief in water conservation with major infrastructure investments via on-site wastewater treatment and rainwater capture facilities at our Kitchens in Bethlehem, PA. In 2021, we completed our first water footprint analysis and our first engagement with CDP, a recognized non-profit that works with companies to disclose their environmental and water impacts.

The new Kitchens in Ennis, TX includes an on-site wastewater treatment facility that purifies our wastewater so thoroughly that it can be re-used in the building’s cooling system, high pressure washdown systems that use up to 42% less water than previous systems, and eventually, low water usage landscaping.

In addition to the initiatives outlined above, we have added a strong corporate governance plan, centered with a diverse and independent Board. For more information on these initiatives, please see “—Freshpet’s Commitment to Good Corporate Governance: 2020 to 2025 Roadmap” on page [•] of this Proxy Statement. We began sharing our current structure and long-term governance plan in 2020, and we plan to continue to highlight our progress and future plans.
Our sustainability report includes full details on all of Freshpet’s sustainability efforts.
Commitment to Human Capital Management
At Freshpet, our vision is to create a happier, healthier world where pets, people and the planet thrive. Our purpose, combined with a focus on delivering on our commitments, allows us to offer a differentiated value proposition to our employees – a place where you can do good and do well at the same time. We know that our people are our enduring advantage and we are obsessed in our mission to ensure that all people who touch Freshpet are better in some way. We strive to be the place where people love to work and we encourage everyone to grow, have fun and deliver on our vision. Our overall people strategy is designed to attract, develop and retain the best qualified employees to meet our business goals on an ongoing basis and to execute our growth strategy.

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We do this through practices that promote inclusion, provide development opportunities for employees across the organization and provide competitive rewards and benefits. We also believe that having an engaged, diverse and committed workforce not only enhances our culture but also drives our business success.
As of December 31, 2022, Freshpet had employed 1,004 team members, an increase of approximately 26% from one year earlier, based across our three locations of Bethlehem, Pennsylvania, Secaucus, New Jersey and Ennis, Texas. In Europe, Freshpet has also employed seven employees. None of our employees are represented by a labor union or covered by a collective bargaining agreement.
Our workforce consists of approximately 680 hourly production employees, 217 salaried and managerial employees in manufacturing, and 114 salaried and managerial employees in other functions, such as Marketing, Finance, Sales, Consumer Care, and other support and distribution roles.
Employee Engagement
In 2022, Freshpet achieved an engagement score of 78% with a total participation rate of 66%. Our Net Promoter score was 8.0. While this represents a 0.3 point decline from our previous survey (2020), we believe that the positive score continues to demonstrate our employees’ positive perception about the future of Freshpet and strong belief in our vision.
At Freshpet, our programs are designed to reward and support employees through competitive pay, creative incentive programs and generous benefits. We strive to ensure that our benefit offerings meet the evolving needs of our diverse workforce across all of our locations. In 2021, labor shortages driven by factors relating to the pandemic forced us to rethink our approach to attracting and retaining the right talent in the business. Freshpet rolled out a wage increase program that was closely tied to skills development and career progression. We wanted to ensure that our entry wages remained competitive, but also provided a clear path for career growth and progression. The program was designed to ensure that we build the right processing and packaging skills in our Freshpet Kitchens, while providing an accelerated path to higher wages and wealth creation through incremental stock grants. We believe that our approach to human capital management and workforce planning has become a competitive advantage for the Company, with clear improvements in the caliber of our new hires and the enhancements to our training which has resulted in reduced labor turnover and improvements in our safety standards, costs and quality. In 2022 the percentage of employees with tenure less than six months with the Company decreased by 41% from the prior year and retention of hourly employees with tenure greater than one year increased by 49%. This outstanding result has contributed significantly to the stability within the production workforce and impacted employee morale and productivity. In 2022 Freshpet also temporarily relocated and trained 114 hires from our Ennis facility to our Pennsylvania plant, providing them with the opportunity to work on the production lines and learn how to make the products while Ennis was under construction. This has enabled the Company to fast track the employee training and get employees ready ahead of a traditional start-up schedule. All of these improvements have led to a stronger, highly-skilled and engaged workforce.
To further strengthen the employer value proposition, Freshpet continues to evolve its benefits programs taking into consideration the changing needs of our employees.
Health and Safety
To promote a strong culture of safety and prioritize keeping a safe working environment, we employ comprehensive health, safety and environment management policies and standards throughout the organization. In addition, we strive to continuously improve our work processes, tools, and metrics to reduce workplace injuries and enhance safety.
Since Freshpet's founding, safety has been ingrained in our culture. We have invested heavily in maintaining a safe and healthy workplace for our employees and take a proactive approach to ensuring that the work environment supports our “safety first” mission. The safety of our team members is a core value of our operation and will guide us to our goal of becoming a leader in team member safety. We continue to provide the services of bilingual on-site industrial athletic trainers who work with our team on health-related issues. This has become a popular and heavily-utilized resource for our team for both work-related and non-work-related issues.

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In late 2022, we committed to a new “Safety Excellence” program that will drive employee engagement in the safety improvement process. This program formally kicked off in January of 2023 and has already resulted in significant improvements, as we have experienced the longest stretch without a lost-time injury since 2018, when we had significantly fewer team members.
The Freshpet team continues to monitor and evaluate injury rates, safety observations and near-misses, and takes proactive steps to ensure safety is paramount in all our planning. All of these efforts have led to a near 30% reduction in total reported incidents between 2021 and 2022.
Diversity and Inclusion
We believe that a diverse workforce is critical to our success, and our goal is to create a culture where we provide equal and fair opportunities for all of our employees. Our values are reflected in our diverse workforce, and we believe that our competitive advantage lies in our diversity of thought, creativity in solving systemic problems, and strengthening our partnerships with pet-caring organizations and the communities in which we live. All employees have access to opportunities that enable them to contribute and grow. Our focus on diversity helps us connect with our consumers, attract and develop employees who are eager to leverage multiple perspectives to solve complex challenges, and innovate to allow Freshpet to remain competitive.
Our staff across all of our Freshpet locations reflect a diverse mix of approximately 54% white, 32% Hispanic, 9% African American, and 5% other ethnicities. Women represent 29% of our total employee population. At the Board level, of the nine non-executive members of the Board, three are women. One of the members of the Board is African American.

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Board Diversity Matrix
Board Diversity Matrix (As of June 2, 2023)
Board Size:
Total Number of Directors	10
Gender	Female	Male	Non-Binary	Did not Disclose Gender
Directors	3	7
Number of Directors who identify in any of the categories below:
African American or Black	1
Alaskan Native or Native American
Asian (other than South Asian)
South Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	7
Two or More Races or Ethnicities
LGBTQ+
Persons with Disabilities
Did Not Disclose Demographic Background
Employee Benefits
Freshpet offers a comprehensive collection of benefits designed to make Freshpet competitive within the talent pools from which it recruits. All Freshpet employees are eligible for the same benefits regardless of title. In order to incentivize and engage our workforce, Freshpet provides:
• Industry-leading compensation, including stock compensation for every employee (granted after 12 months of continuous employment for hourly employees)
• Multi-year equity grants to “One-of-a-Kind
Talent” employees identified by the Board
• 401(k) matching for every employee

• Industry-leading healthcare offered equitably for
every employee (including pet insurance)
• Competitive perquisites, including pet insurance, free healthy snack room and catered lunches
(including ice cream Fridays)
• Paid parental leave
• Tuition reimbursement

We also allow each employee to take home one package of Freshpet each day to feed their pet or the pet of someone close to them.
Recruitment and Talent Management
Freshpet aggressively recruits talent to fill our rapidly growing manufacturing operations. We have three full-time recruiters on staff who screen potential new hires and conduct their on-boarding training. We advertise on social media, billboards, and radio and use a variety of job referral services to attract the skilled labor we require.
To fill the increasing managerial roles arising from Freshpet’s growth, we also use third-party recruiters who are experts on what makes Freshpet unique and have a deep understanding of our culture and requirements. These recruiters have successfully helped us to fill a wide range of roles with a focus on increasing the diversity of our managerial ranks.
At the executive level, the Compensation Committee, together with the CEO and Senior Vice President of Human Resources, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare leaders for greater responsibilities. Plans are focused on

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developing our mid-level next generation of talent into future leaders, and we have invested in their development and retention. We are committed to offering job-specific training and general leadership development programs, as well as tuition reimbursement to all of our employees to promote continued professional growth.
Code of Ethics & Whistleblower Policy
We adopted a written General Code of Ethics (“General Code”) which applies to all of our directors, officers and other employees, including our principal executive officer, principal financial officer, and controller. In addition, we adopted a written Code of Ethics for Executive Officers and Principal Accounting Personnel (“Code of Ethics”) which applies to our principal executive officer, principal financial officer, controller, and other designated members of our management. Copies of each code are available on our corporate website at www.freshpet.com. The information contained on our website does not constitute a part of this Proxy Statement. We will provide any person, without charge, upon request, a copy of our General Code or Code of Ethics. Such requests should be made in writing to the attention of our Corporate Secretary at the following address: Freshpet, Inc., 400 Plaza Drive, 1st Floor, Secaucus, NJ 07094.
Freshpet has a zero-tolerance policy for bribery and corruption. The Board established a robust Whistleblower Policy to set optimal procedures with regard to reports of concerns made by employees and other parties, and to protect whistleblowers against harassment or retaliation. The Whistleblower line is monitored directly by our CEO and Senior Vice President of Human Resources and is reported to the Audit Committee quarterly.
Freshpet received four inquiries on the Whistleblower line in 2022 from callers based within our manufacturing Kitchens. The inquiries related to hourly employee shift concerns and were investigated internally or by an independent labor attorney. Remedial actions were taken to address the employee concerns and all inquiries have been closed.

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DIRECTORS, EXECUTIVE OFFICERS, & CORPORATE GOVERNANCE

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE
BOARD OF DIRECTORS
Set forth below is the name, age (as of August 11, 2023), position, class, and tenure information for our directors and director nominees:
					COMMITTEES
NAME	AGE	CLASS	APPOINTED	CURRENT TERM EXPIRES	AUDIT	NOMINATING, GOVERNANCE & SUSTAINABILITY	COMPENSATION	OPERATIONS OVERSIGHT
DIRECTOR NOMINEES
William B. Cyr Chief Executive Officer	60	III	Sept 2016	2023
Olu Beck	57	III	Oct 2019	2023
Leta D. Priest	64	III	Sept 2018	2023
David J. West	60	III	July 2023	2023
CONTINUING DIRECTORS
David B. Biegger	64	I	May 2023	2024
Daryl G. Brewster	66	I	Jan 2011	2024
Jacki S. Kelley	56	I	Feb 2019	2024
Lawrence S. Coben, Ph.D.	65	II	Nov 2014	2025
Walter N. George III	66	II	Nov 2014	2025
Craig D. Steeneck	65	II	Nov 2014	2025

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BOARD OF DIRECTORS SKILL MATRIX
SKILL OR EXPERIENCE	Olu Beck	David Biegger	Daryl Brewster	Lawrence Coben	Billy Cyr	Walt George	Jacki Kelley	Leta Priest	Craig Steeneck	David West
Executive Leadership	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔
Consumer Packaged Goods	✔	✔	✔		✔	✔		✔	✔	✔
Business Growth and Innovation	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔
Corporate Governance and ESG		✔	✔	✔	✔	✔	✔		✔	✔
Financial or Accounting	✔	✔	✔	✔	✔				✔	✔
Retail Experience	✔	✔	✔		✔	✔		✔	✔	✔
Human Capital Management	✔	✔	✔	✔	✔	✔	✔			✔
Marketing		✔	✔	✔	✔		✔	✔		✔
Manufacturing and Supply Chain		✔	✔		✔	✔			✔	✔
Public Company Board	✔		✔	✔					✔	✔
Pet Food Experience	✔		✔		✔	✔				✔
Diverse	✔						✔	✔
Includes Company Nominees and Continuing Directors.
DEFINITIONS
Business Growth and Innovation	Experience in scaling and/or growing a business to provide for sustainable long-term growth
Consumer Packaged Goods	Experience working for companies that operate in the consumer packaged goods industry
Corporate Governance and ESG	Experience in managing or overseeing corporate governance, environmental, climate or sustainability practices. Understanding of environmental policy, risk, regulations and compliance
Diverse	Female and/or racially diverse
Executive Leadership	CEO or executive management experience with an understanding of complex organizations, strategic planning, risk management, human capital management and corporate governance
Financial or Accounting	Experience in accounting or finance, including oversight of financial reporting and internal controls of a company
Human Capital Management	Experience in process of hiring, managing workforces, diversity and inclusion efforts and optimizing productivity
Manufacturing and Supply Chain	Experience working within or overseeing manufacturing and supply chain divisions
Marketing	Experience working within or overseeing the marketing function
Pet Food Experience	Experience working for companies that operate in the pet food industry
Public Company Board	Prior or concurrent service on other U.S. public company boards
Retail Experience	Experience working for companies that operate in the retail sector

DIRECTORS, EXECUTIVE OFFICERS, & CORPORATE GOVERNANCE | 46
DIRECTOR NOMINEES

Director and CEO
William B. Cyr has been a member of our Board and our Chief Executive Officer since September 2016. Before assuming his role at Freshpet, Mr. Cyr served as President and Chief Executive Officer of Sunny Delight Beverages Co. (“SDBC”) from August 2004 to February 2016. Prior to joining SDBC, Mr. Cyr spent 19 years at Procter & Gamble, where he ultimately served as the Vice President and General Manager of the North American Juice Business and Global Nutritional Beverages. Mr. Cyr serves as a Board and Executive Committee Member of the Consumer Brands Association, a position he has held since 2002. Additionally, during his time as President and Chief Executive Officer of SDBC, Mr. Cyr was a member of the board of directors of the American Beverage Association from 2007 until 2016 and on the Executive Committee from 2012 to 2016. Mr. Cyr holds an A.B. from Princeton University. Mr. Cyr provides the Board with knowledge of the daily affairs of the Company, expertise in the consumer products industry (including pet products and refrigerated foods), extensive experience in corporate leadership and high growth businesses, including mergers and acquisitions.

Director
Olu Beck has been a member of our Board since October 2019. Since January 2013, Ms. Beck has been the Founder and Chief Executive Officer of The Beck Group NJ, a boutique strategic and management consulting firm. Ms. Beck also served as Chief Executive Officer and a member of the board of directors of Wholesome Sweeteners, Inc., a maker of consumer-packaged natural and organic sweeteners and snacks, from 2016 to 2018. Prior to that, from 1996 to 2012, Ms. Beck held senior executive positions at Mars, Incorporated, including as Chief Financial Officer of Ben's Original (formerly Uncle Ben's) and at Johnson and Johnson, Inc. playing key roles in major re-organizations, the growth of key brands and the integration of acquisitions. Ms. Beck has served as a member of the Audit and Compensation Committees of our Board. She also serves on the board of directors and is an Audit Committee member of Hostess Brands, Inc., Denny's Corporation and Saputo Inc. (TSX: SAP) and is Chair of the Audit Committee of Hostess Brands, Inc. Ms. Beck provides the Board with global experience, extensive general management experience in the consumer packaged goods industry, financial and accounting expertise and leading practices in executive compensation and corporate governance.

Director
Leta D. Priest has been a member of our Board since September 2018. Ms. Priest has over 30 years of executive and senior leadership experience in the retail and consumer packaged goods industries. Ms. Priest was a key leader in food for Walmart from May 2003 to November 2015 during Walmart’s expansion of grocery, including serving as Senior Vice President and General Merchandising Manager, Fresh Food from 2009 to 2015. Ms. Priest also served as Senior Vice President, General Merchandising Manager in other key areas of food for Walmart from January 2007 through 2015. Ms. Priest began her career with Walmart as Vice President of Food Development. Ms. Priest joined Walmart from Safeway, where she served as Vice President Corporate Brands, North America from January 1998 to April 2003. Prior to her time at Safeway, Ms. Priest had 11 years of consumer products experience in senior leadership roles across brand management and product development with The Torbitt & Castleman Company and Dole Food Company. Ms. Priest serves as a director on the following private company boards: Gehl Foods since November 2019 and Milo’s Tea Company since April 2018. Ms. Priest provides the Board with corporate leadership, public company experience and extensive senior management experience in the retail and consumer packaged goods industries.

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Director
David J. West has been a member of our Board since July 2023. Mr. West has most recently served as partner of Centerview Capital Consumer since May 2016. He previously served as Chief Executive Officer and President of Big Heart Pet Brands (formerly a part of Del Monte Foods), one of the world’s largest pure-play pet food and treats company at that time, from August 2011 to March 2015. Mr. West oversaw the creation of approximately $2 billion of equity value for investors during his tenure as CEO of Big Heart Pet Brands, where he repositioned the business to increase focus on growth and innovation, launched new products, enhanced specialty pet distribution channels, led the company through its rebrand and oversaw the company’s sale to The J. M. Smucker Company in March 2015. He then served The J. M. Smucker Company as President, Big Heart Pet Food and Snacks until March 2016 and as a Senior Advisor until April 2016. Mr. West previously served as CEO, President and director of Hershey from 2007 to May 2011. Under his leadership, Hershey increased its investment in domestic and international operations, improved the effectiveness of its supply chain and business model, and accelerated its advertising, brand building and distribution programs. Prior to serving as CEO, Mr. West spent a decade in various leadership roles at Hershey, including serving as Chief Operating Officer, Chief Financial Officer, Chief Customer Officer, and Senior Vice President of Strategy and Business Development. Prior to Hershey, Mr. West held a range of senior positions at the Nabisco Biscuit and Snacks group, including Senior Vice President, Finance, and Vice President, Corporate Strategy and Business Planning. Mr. West is also currently a member of the Board of Directors of Advantage Solutions Inc. and Simply Good Foods and was a member of the Board of Directors of Hershey (from 2007 to 2011), Del Monte Foods (from 2011 to 2014), Big Heart Pet Brands (from 2014 to 2015) and The J. M. Smucker Company (from 2015 to 2016). Mr. West provides the Board with experience in corporate leadership, public company operations, and an understanding of the pet and consumer packaged goods industries.

CONTINUING DIRECTORS

Director
David B. Biegger has been a member of our Board since May 2023. Mr. Biegger is an Operating Partner of Shore Capital Partners, a Chicago-based private equity firm specializing in investments across food & beverage, healthcare, and business services sectors. He served as Executive Vice President and Chief Supply Chain Officer of Conagra Brands, a leading food and beverage services company, from 2015 until his retirement in May 2021. Prior to joining Conagra Brands, he worked at Campbell Soup Company as head of the Global Supply Chain, providing leadership across the company’s complex Supply Chain and Operations functions between 2005 and 2015. He began his career and spent over 24 years at Procter & Gamble in manufacturing and operations, where he established his extensive operations and supply chain experience. Mr. Biegger is also a member of the OWS Foods board of directors. He served five years as a member of the Ardent Mills board of directors, including as Chair from 2018 to 2019, and also as a member of the Human Resources & Compensation Committee. Mr. Biegger provides the Board with supply-chain and consumer packaged goods expertise, in addition to his executive leadership experience.

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Director
Daryl G. Brewster has been a member of our Board since January 2011. Since 2013, Mr. Brewster has served as the Chief Executive Officer of Chief Executives for Corporate Purpose (CECP), a coalition of chief executive officers from over 200 large cap companies focused on driving sustainable business and improving communication with strategic investors. Since 2008, Mr. Brewster has also been the founder and chief executive officer of Brookside Management, LLC, a boutique consulting firm that provides C-level consulting and support to consumer companies and service providers to the industry. Mr. Brewster serves as an Operating Advisor to The Carlyle Group and previously served as a Management Advisor to MidOcean Partners. Mr. Brewster served as the Chief Executive Officer of Krispy Kreme Doughnuts, Inc. from March 2006 through January 2008. From 1996 to 2006, Mr. Brewster was a senior executive at Nabisco, Inc. and Kraft, Inc. (which acquired Nabisco in 2000), where he served in numerous senior executive roles, most recently as Group Vice President and President, Snacks, Biscuits and Cereal. Before joining Nabisco, Mr. Brewster served as Managing Director, Campbell’s Grocery Products Ltd.—UK, Vice-President, Campbell’s Global Strategy, and Business Director, Campbell’s U.S. Soup. Mr. Brewster serves on the boards of several middle-market growth companies, and previously served on the board of E*Trade Financial Services, Inc. Mr. Brewster provides the Board with experience in corporate leadership, public company operations, and an understanding of the pet and consumer packaged goods industries.

Director
Jacki S. Kelley has been a member of our Board since February 2019. Ms. Kelley has over 25 years of executive and senior leadership experience in the media and digital industries. Ms. Kelley currently serves as CEO/Americas at Dentsu, Inc., an international advertising and public relations company, a role she has held since January 2020. Prior to her current role, Ms. Kelley spent five years at Bloomberg, a financial, software, data, and media company, first joining as Chief Operating Officer of Bloomberg Media in 2014 and then moving to Bloomberg LP in 2017 after being appointed Deputy Chief Operating Officer. Before joining Bloomberg, Ms. Kelley was the CEO, North America, and President of Global Clients for IPG Mediabrands as well as Global CEO, Universal McCann. Ms. Kelley was also a Vice President, Worldwide Strategy & Solutions, at Yahoo! and worked with USA Today for 18 years, leaving the company as a Senior Vice President. Ms. Kelley also serves on the board of directors of Comic Relief USA and is an Executive Board member of the Ad Council. Ms. Kelley provides the Board with corporate leadership and extensive senior management experience in media and marketing.

Director
Lawrence S. Coben, Ph.D. has been a member of our Board since November 2014. Dr. Coben has served as Chair of the Board of NRG Energy, an integrated power and energy company, since February 2017 and has been a director of NRG since December 2003. Dr. Coben was Chair and Chief Executive Officer of Tremisis Energy Corporation LLC from 2003 to December 2017. Dr. Coben was Chair and Chief Executive Officer of Tremisis Energy Acquisition Corporation II, a publicly held company, from July 2007 through March 2009 and of Tremisis Energy Acquisition Corporation from February 2004 to May 2006. From January 2001 to January 2004, Dr. Coben was a Senior Principal of Sunrise Capital Partners L.P., a private equity firm. From 1997 to January 2001, Dr. Coben was an independent consultant. From 1994 to 1996, Dr. Coben was Chief Executive Officer of Bolivian Power Company. Dr. Coben served on the advisory board of Morgan Stanley Infrastructure II, L.P. from September 2014 through December 2016. Dr. Coben is also Executive Director of the Escala Initiative (formerly the Sustainable Preservation Initiative) and a Consulting Scholar at the University of Pennsylvania Museum of Archaeology and Anthropology. Dr. Coben provides the Board with significant managerial, strategic, and financial expertise, particularly as it relates to company financings, transactions and development initiatives.

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Director
Walter N. George III has been a member of our Board since November 2014, and Chair of the Board since July 2023. Mr. George is the President of G3 Consulting, LLC, a boutique advisory firm specializing in value creation in small and mid-market consumer products companies, a company he founded in 2013. Mr. George served as President of the American Italian Pasta Company and Corporate Vice President of Ralcorp Holdings from 2010 until its sale to Conagra Foods in 2013. Mr. George served as Chief Operating Officer at American Italian Pasta Company from 2008 to 2010. From 2001 to 2008, Mr. George served in other executive roles with American Italian Pasta Company, including Senior Vice President—Supply Chain and Logistics and Executive Vice President—Operations and Supply Chain. From 1988 through 2001, Mr. George held a number of senior operating positions with Hill’s Pet Nutrition, a subsidiary of Colgate Palmolive Company, most recently as Vice President of Supply Chain. Mr. George serves on the board of OWS Foods, Inc. Mr. George is non-executive chair of the board of Indigo Wild, LLC. Mr. George provides the Board with operations expertise, consumer products and pet food industry expertise and public company experience.

Director
Craig D. Steeneck has been a member of our Board since November 2014. Mr. Steeneck served as the Executive Vice President and Chief Financial Officer of Pinnacle Foods Inc., a packaged foods company, from July 2007 to January 2019, where he oversaw the company’s financial operations, treasury, tax, investor relations, corporate development and information technology and was an integral part of the integration team for several of its acquisitions. From June 2005 to July 2007, Mr. Steeneck served as Executive Vice President, Supply Chain Finance and IT of Pinnacle Foods, helping to redesign the supply chain to generate savings and improved financial performance. Pinnacle Foods was acquired by Conagra Brands in October 2018. From April 2003 to June 2005, Mr. Steeneck served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Cendant Timeshare Resort Group (now Wyndham Hotels & Resorts, Inc.), playing key roles in wide-scale organization of internal processes and staff management. From March 2001 to April 2003, Mr. Steeneck served as Executive Vice President and Chief Financial Officer of Resorts Condominiums International (now Wyndham Hotels and Resorts, Inc.). From October 1999 to February 2001, Mr. Steeneck was the Chief Financial Officer of International Home Foods Inc., which was acquired by ConAgra Brands in 2000. Mr. Steeneck has served as a board member and as a member of the Audit Committee of Hostess Brands, Inc. since November 2016, and as lead independent director from January 2019 to December 2019. Mr. Steeneck also previously served as chair of the Hostess Brands, Inc. Audit Committee from November 2016 to June 2022. Mr. Steeneck has served as a board member of Utz Brands, Inc. (formerly Collier Creek Holdings) since November 2018, where he is chair of the Audit Committee and member of the Compensation Committee. Mr. Steeneck served on the board of directors of Kind, Inc. from May 2019 to July 2020. Mr. Steeneck provides the Board with extensive management experience in the consumer-packaged goods industry as well as accounting and financial expertise. Mr. Steeneck also has extensive M&A and capital markets experience.

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Corporate Governance, Board Structure and Director Independence
Our Board currently consists of 10 members and is divided into three classes with staggered terms. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the designated end of their term. The current division of our Board into three classes with staggered terms may delay or prevent a change of our management or a change in control. Following stockholder approval at our 2021 Annual Meeting, we amended our Certificate of Incorporation to provide that our Board be fully declassified by our 2025 Annual Meeting, with each director to be elected on an annual basis thereafter. As such, the four Class III directors who are elected at this year’s Annual Meeting will serve a term expiring in 2025. For additional information, please see “Commitment to Good Corporate Governance” on page [•] of this Proxy Statement.
Mr. Biegger, Mr. Brewster and Ms. Kelley are the Class I directors, and their terms will expire in 2024. Mr. George, Mr. Steeneck and Dr. Coben are the Class II directors, and their terms will expire in 2025. Mr. West, Ms. Priest, Ms. Beck and Mr. Cyr are the Class III directors, and their current terms will expire at the Annual Meeting. We believe that each of the members of our Board, except Mr. Cyr, is independent consistent with the rules of the Nasdaq Stock Market LLC (“Nasdaq”).
The authorized number of directors may be changed by resolution of the Board. Vacancies on the Board can be filled by resolution of the Board. Upon Mr. Norris’ retirement from the Board on July 21, 2023, Mr. West was appointed to serve as a Class III director, and will stand for election with the other Class III directors at the Annual Meeting. Upon Mr. Norris’ retirement, the Board appointed Mr. George to serve as Chair of the Board.
Our Board met twelve times during 2022. Under the Company’s Corporate Governance Guidelines, adopted effective as of December 21, 2021, Board members are expected to attend all meetings of the Board and committees on which they serve. Each director serving on the Board in 2022 attended at least 75% of the total meetings of the Board and of committees on which he or she served during the time he or she was on the Board in 2022. All of the members of our Board serving at the time attended our 2022 Annual Meeting. Our Corporate Governance Guidelines are available on our corporate website at www.freshpet.com. Our website is not part of this Proxy Statement.
Board Committees
Our Board has three standing committees: an Audit Committee; a Nominating, Governance and Sustainability Committee; and a Compensation Committee. The Board also has an Operations Oversight Committee, which meets on an ad hoc basis. Each of the committees reports to the Board as they deem appropriate, and as the Board may request. The composition, duties and responsibilities of these committees are set forth below. Pursuant to our Bylaws, our Board may establish other committees, as it deems appropriate, to assist it with its responsibilities.
Audit Committee
The Audit Committee is responsible for, among other matters: (1) appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm; (2) discussing with our independent registered public accounting firm their independence from management; (3) reviewing with our independent registered public accounting firm the scope and results of their audit and the audit fee; (4) approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm, including taking into consideration whether the independent auditor’s provision of any non-audit services to us is compatible with maintaining the independent auditor’s independence; (5) overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual consolidated financial statements that we file with the SEC; (6) reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; (7) establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; (8) reviewing and approving related person transactions; (9) annually reviewing the Audit Committee charter and the Audit Committee’s performance; and (10) handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time.
Our Audit Committee consists of Mr. Steeneck (chair), Mr. Biegger and Mr. West. Our Board has affirmatively determined that Mr. Steeneck, Mr. Biegger and Mr. West meet the definition of “independent directors” for

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purposes of serving on an Audit Committee under applicable SEC and Nasdaq rules. In addition, Mr. Steeneck qualifies as our “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K. The Audit Committee met four times during 2022.
Our Board has adopted a written charter for the Audit Committee, which is available on our corporate website at www.freshpet.com. Our website is not part of this Proxy Statement.
Nominating, Governance and Sustainability Committee
The Nominating, Governance and Sustainability Committee is responsible for developing and recommending to the Board criteria for identifying and evaluating candidates for directorships and making recommendations to the Board regarding candidates for election or re-election to the Board at each annual meeting of stockholders. In addition, the Nominating, Governance and Sustainability Committee is responsible for overseeing our Corporate Governance Guidelines and reporting and making recommendations to the Board concerning corporate governance matters. The Nominating, Governance and Sustainability Committee is also responsible for regularly reviewing and making recommendations to the Board concerning the structure, composition and function of the Board and its committees.
In considering candidates to serve as directors, the Nominating, Governance and Sustainability Committee considers a number of factors, including:
1	the independence, judgment, strength of character, reputation in the business community, ethics and integrity of the individual;
2	the business or other relevant experience, skills and knowledge that the individual may have that will enable him or her to provide effective oversight of the Company’s business;
3	the fit of the individual’s skill set and personality with those of the other Board members so as to build a Board that works together effectively and constructively; and
4
the individual’s ability to devote sufficient time to carry out his or her responsibilities as a director in light of his or her occupation, any other employment and the number of boards of directors of other public companies on which he or she serves.

When formulating its Board membership recommendations, the Nominating, Governance and Sustainability Committee considers advice and recommendations from stockholders, management and others as it deems appropriate, including a leadership search firm, Spencer Stuart, which was retained by the Nominating, Governance and Sustainability Committee on November 23, 2022 to assist in identifying and evaluating potential candidates. Although we do not have a formal policy regarding Board diversity, when evaluating candidates for nomination as a director, the Nominating, Governance and Sustainability Committee does consider diversity in its many forms, including among others, experience, skills, ethnicity, race and gender. We believe a diverse Board, as so defined, provides for different points of view and robust debate and enhances the effectiveness of the Board. Upon identifying a potential candidate for the Board, members of the Nominating, Governance and Sustainability Committee will interview the candidate, and based upon that interview, reference checks and committee discussions, make a recommendation regarding such candidate to the full Board.
The Nominating, Governance and Sustainability Committee evaluates director candidates recommended by a stockholder according to the same criteria as a candidate identified by the Nominating, Governance and Sustainability Committee. Other than JANA’s notice of nomination received May 25, 2023, to date, the Company has not received a recommendation for a director candidate from our stockholders that follows the process below.
Stockholders may recommend candidates at any time, but to be considered by the Nominating, Governance and Sustainability Committee for inclusion in the Company’s proxy statement for the 2024 Annual Meeting, recommendations must be submitted to the attention of the Chair of the Nominating, Governance and Sustainability Committee not earlier than the close of business on [•], 2024 nor later than the close of business on [•], 2024 (assuming the Company does not change the date of the 2024 Annual Meeting by more than 30 days before or 60 days after the anniversary of the 2023 Annual Meeting). A stockholder recommendation must contain:
1	the candidate’s name, a detailed biography outlining the candidate’s relevant background, professional and business experience and other significant accomplishments;

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2	an acknowledgment from the candidate that he or she would be willing to serve on the Board, if elected;
3	a statement by the stockholder outlining the reasons why this candidate’s skills, experience and background would make a valuable contribution to the Board; and
4
a minimum of two references from individuals that have either worked with the candidate, served on a board of directors or board of trustees with the candidate, or can otherwise provide relevant perspective on the candidate’s capabilities as a potential Board member.

Stockholder submissions recommending director candidates for consideration must be sent to the Company’s corporate offices, located at 400 Plaza Drive, 1st Floor, Secaucus, NJ 07094, Attention: Corporate Secretary.
Our Nominating, Governance and Sustainability Committee consists of Ms. Kelley (Chair), Dr. Coben and Mr. George. Our Board has affirmatively determined that Ms. Kelley, Dr. Coben and Mr. George meet the definition of “independent directors” for purposes of serving on a Nominating, Governance and Sustainability Committee under applicable SEC and Nasdaq rules. Our Nominating, Governance and Sustainability Committee met three times during 2022.
Our Board has adopted a written charter for the Nominating, Governance and Sustainability Committee, which is available on our corporate website at www.freshpet.com. The information contained on our website does not constitute a part of this Proxy Statement.
Compensation Committee
The Compensation Committee is responsible for, among other matters: (1) reviewing key employee compensation goals, policies, plans and programs; (2) reviewing and approving the compensation of our directors, Chief Executive Officer and other executive officers; (3) reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and (4) administering our stock plans and other incentive compensation plans. The Compensation Committee may delegate its responsibilities to a subcommittee formed by the Compensation Committee. The Compensation Committee, in its sole discretion, may also engage legal, accounting, or other consultants or experts, including compensation consultants, to assist in carrying out its responsibilities.
Our Compensation Committee consists of Mr. Brewster (Chair), Ms. Beck and Ms. Priest. Our Board has affirmatively determined that Mr. Brewster, Ms. Beck and Ms. Priest meet the definition of “independent directors” for purposes of serving on a Compensation Committee under applicable SEC and Nasdaq rules. Our Compensation Committee met five times during 2022.
Our Board has adopted a written charter for the Compensation Committee, which is available on our corporate website at www.freshpet.com. Our website is not part of this Proxy Statement.
Operations Oversight Committee
The Operations Oversight Committee is responsible for, among other things: increasing the Board’s focus on the Company’s operations and assuring that adequate resources are available and utilized to improve operational efficiencies in the Company’s manufacturing and supply chain execution, as well as working with senior management to expedite and capture these opportunities.
Our Operations Oversight Committee consists of Mr. Biegger (Chair), Mr. George, Ms. Priest and Mr. Steeneck. Because the Operations Oversight Committee was only formed in December 2022, it did not meet during 2022.
Our Board has adopted a written charter for the Operations Oversight Committee, which is available on our corporate website at www.freshpet.com. Our website is not part of this Proxy Statement.
Other Board Matters
Risk Oversight
Our Board is responsible for overseeing our risk management process. The Board focuses on our general risk management strategy and the most significant risks facing us and ensures that appropriate risk mitigation strategies are implemented by management. The Board is also apprised of risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.

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Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures and our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage unnecessary risk-taking. In addition, our Audit Committee oversees the performance of our internal audit function and considers and approves or disapproves any related party transactions.
Our management is responsible for day-to-day risk management. This oversight includes identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels.
We believe good governance at all levels is necessary to drive corporate responsibility, and that our corporate governance is more effective when we consider environmental and social issues as a part of corporate strategy, key risks, and our operations. As a part of this endeavor, the Board oversees the management team fulfilling responsibilities relating to sustainability and corporate social responsibility, particularly those that may affect the stakeholders and stockholders of our Company, and the communities in which we operate. Our Board and its committees play a critical role in oversight of our corporate culture and hold management accountable for its maintenance of high ethical standards, governance practices and compliance programs to protect our business, employees and reputation.
Leadership Structure of the Board of Directors
The positions of Chair of the Board and Chief Executive Officer are presently separated. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chair of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chair. While our Bylaws and Corporate Governance Guidelines do not require that our Chair and Chief Executive Officer positions be separate, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee is, or has ever been, an executive officer or employee of the Company, nor did they have any relationships requiring disclosure by the Company under Item 404 of Regulation S-K. During 2022, none of our executive officers served as a director or as a member of a compensation committee (or other committee serving an equivalent function) of any other entity that has an executive officer serving as a director on our Board, or as a member of the Compensation Committee.
Code of Ethics
We adopted a written General Code of Ethics (“General Code”) which applies to all of our directors, officers and other employees, including our principal executive officer, principal financial officer and controller. In addition, we adopted a written Code of Ethics for Executive Officers and Principal Accounting Personnel (“Code of Ethics”) which applies to our principal executive officer, principal financial officer, controller and other designated members of our management. Copies of each code are available on our corporate website at www.freshpet.com. The information contained on our website does not constitute a part of this Proxy Statement. We will provide any person, without charge, upon request, a copy of our General Code or Code of Ethics. Such requests should be made in writing to the attention of our Corporate Secretary at the following address: Freshpet, Inc., 400 Plaza Drive, 1st Floor, Secaucus, NJ 07094.

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Stock Ownership Guidelines for Non-Employee Directors
Stock ownership guidelines are in place for our non-employee directors to encourage significant ownership of our Common Stock by our non-employee directors and to further align the personal interests of our non-employee directors with the interests of our stockholders. Non-employee directors are expected to own Common Stock valued at an amount at least three times the cash retainer, as calculated for each calendar year on the first trading day of each calendar year.
Family Relationships
There are no family relationships among any of our directors and executive officers.
Executive Officers
Set forth below is the name, age (as of August 11, 2023), position and a description of the business experience of each of our executive officers (business experience for Mr. Cyr, who is both a director and executive officer, can be found in the section entitled “—Board of Directors”).
NAME	AGE	POSITION(S)
William B. Cyr	60	Director and Chief Executive Officer
Scott Morris	54	President and Chief Operating Officer
Todd Cunfer	58	Chief Financial Officer
Stephen Macchiaverna	65	Executive Vice President, Secretary and Treasurer
Cathal Walsh	51	Senior Vice President, Managing Director of Europe
Thembeka Machaba	45	Senior Vice President, Human Resources
Ivan Garcia	38	Vice President, Controller
President, Chief Operating Officer & Co-Founder
Scott Morris is a co-founder of Freshpet and has served as our Chief Operating Officer since July 2015 and President since March 2016. Mr. Morris served as our Chief Marketing Officer from January 2014 to July 2015 and Senior Vice President of Sales and Marketing from 2010 to 2013. Mr. Morris is involved in all aspects of Company development and day-to-day operations. Prior to joining Freshpet, Mr. Morris was Vice President of Marketing at The Meow Mix Company from 2002 to 2006. Previously, Mr. Morris worked at Ralston Purina from 1990 to 2002, holding various leadership positions in Sales and Marketing, most recently Pet Food Group Director. Mr. Morris also works as an advisor and investor in several small startup consumer packaged goods companies with strong social missions and a focus to improve food and the world. Additionally, in 2020, Mr. Morris co-founded Hive Brands, an eco-friendly commerce platform for sustainable food and household goods.
Chief Financial Officer
Todd Cunfer has served as Chief Financial Officer since December 2022. Prior to that time, Mr. Cunfer served as the Chief Financial Officer of The Simply Good Foods Company (NASDAQ: SMPL), a nutritional snack foods company, from August 2017 to October 2022, where he also served as Vice President of Finance from July 2017 until October 2022. Prior to joining that company, Mr. Cunfer previously worked for The Hershey Company (NYSE: HSY) for more than 20 years, where his experience encompassed financial planning and analysis, capital structure, supply chain management, strategic operations and mergers and acquisitions. At The Hershey Company, Mr. Cunfer served in a variety of senior executive finance roles, including as Vice President, International Finance from March 2017 until July 2017, Vice President, Global Supply Chain Finance from February 2015 to March 2017, Vice President, North America Finance from February 2013 to February 2015, and Vice President, U.S. Finance from December 2010 to February 2013.
EVP, Secretary & Treasurer
Stephen Macchiaverna has served as Executive Vice President, Secretary and Treasurer since September 2020. Prior to that time, Mr. Macchiaverna served as Senior Vice President, Controller & Secretary, from October 2006. Prior to joining Freshpet, Mr. Macchiaverna was the Controller for The Meow Mix Company from its inception in 2002 through its sale and transition to Del Monte Foods in 2006. From 1999 to 2001, Mr. Macchiaverna was the

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Vice President of Finance and Treasurer of Virgin Drinks USA, Inc. Mr. Macchiaverna began his consumer packaged goods career with First Brands Corporation, where he worked from 1986 to 1999, most recently as Divisional Controller for all domestic subsidiaries. Mr. Macchiaverna has over 30 years’ experience in consumer packaged goods financial management.
Co-Founder, Managing Director of Europe
Cathal Walsh is a co-founder of Freshpet and has served as Managing Director of Europe, previously titled Senior Vice President of Cooler Operations, since January 2011 and previously served as our Chief Operating Officer from October 2006 to January 2011. Prior to founding Freshpet, Mr. Walsh was Zone Marketing Manager at Nestlé Worldwide from 2000 to 2005 and was Marketing Manager at Nestlé Pet Care from 1996 to 2000. Mr. Walsh has over 25 years’ experience in packaged goods marketing, sales and management, including in international food markets.
SVP, Human Resources
Thembeka “Thembi” Machaba joined Freshpet in August 2020 as Senior Vice President of Human Resources. Ms. Machaba has over 20 years’ experience in the Manufacturing, Food & Beverage industries. Prior to joining Freshpet, Ms. Machaba was a Vice President of Global Human Resources and Organization Development at Molson Coors, a multinational beverage brewing company, from January 2019 to August 2020 and Senior Director of Global Human Resources from October 2016 to December 2018. Ms. Machaba held various roles within Human Resources at MillerCoors, the North American Business unit of Molson Coors from August 2012 to October 2016. Prior to moving to the United States, Ms. Machaba served in a number of senior Human Resource roles in SABMiller, a global brewing company in South Africa beginning in 2003 to 2011. Prior to joining SABMiller, Ms. Machaba worked in a training role at AFROX, a chemical manufacturing company in South Africa. Prior to that Ms. Machaba worked at Unilever SA in various Human Resources roles.
VP of Finance, Controller
Ivan Garcia has served as Vice President of Finance since April 2017 and Controller since September 2020, having previously served as Director of Financial Reporting and Budgeting from June 2015 to March 2017 and Manager of Financial Reporting from February 2014 to May 2015. Prior to joining Freshpet, Mr. Garcia held progressive roles at KPMG, including Manager of Audit, from September 2007 to January 2014, where he served both public and private clients mainly in the consumer and industrial market segments.
Stock Ownership Guidelines
Stock ownership guidelines are in place for our senior executive officers (or “Covered Persons”)—including our NEOs—to encourage significant ownership of our Common Stock by our senior executives and to further align the personal interests of our senior executives with the interests of our stockholders. These stock ownership guidelines require (i) our CEO to own Common Stock valued at four times annual base pay, (ii) our NEOs, other than our CEO, to own Common Stock valued at three times annual base pay, and (iii) our other senior executive officers to own Common Stock valued at up to two times annual base pay, based on seniority.
Covered Persons are required to achieve their respective levels of stock ownership within the later of five years of the date they enter the listed positions or the date the stock ownership guidelines were adopted. If a Covered Person is not in compliance with the stock ownership guidelines, the Covered Person will be required to retain at least 50% of the Covered Person’s vested stock options and vested stock units granted pursuant to a stock incentive plan of the Company. If the Covered Person falls below the stock ownership guidelines solely as a result of a decline in the value of our Common Stock, the Covered Person will have a period of 12 months within which to increase such Covered Person’s stock ownership to meet the stock ownership guidelines. Notwithstanding the terms of the stock ownership guidelines, Covered Persons may sell or otherwise dispose of shares of our Common Stock to (a) pay the exercise price of Company stock options in a net-share stock option transaction; and (b) satisfy any applicable tax withholding obligations due in connection with the exercise of options or the vesting or payment of any restricted stock units. If the stock ownership guidelines place a hardship on a Covered Person, the Compensation Committee is empowered to develop an alternative stock ownership guideline for a Covered Person that reflects both the intention of the stock ownership guidelines and the personal circumstances of the Covered Person.

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freshpet
SELECT
fresh from the kitchen
HOME COOKED CHICKEN RECIPE
WITH ANTIOXIDANT-RICH CRANBERRIES & GARDEN VEGETABLES
Natural with added vitamins & minerals
MADE IN THE USA
REAL FOOD FRESH FROM THE FRIDGE
NET WT 1.75 LB (794 g)
KEEP REFRIGERATED

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION | 58
COMPENSATION DISCUSSION & ANALYSIS (CD&A)
This CD&A describes the material elements of compensation awarded to, earned by, or paid to each of our named executive officers (“NEOs”). This CD&A also describes Freshpet’s philosophy behind and objectives for executive compensation, as well as the manner in which the Company awards, and our NEOs earn, such compensation. Finally, this CD&A is intended to supplement the data presented in the Summary Compensation Table and other compensation tables that follow the CD&A.
The following table lists our NEOs for 2022, which is the group consisting of each individual who served as our Chief Executive Officer or Chief Financial Officer during 2022, and our three other most highly compensated executive officers who were serving as executive officers on December 31, 2022.
NAME	PRINCIPAL POSITION
William B. Cyr	Chief Executive Officer
Scott Morris	President and Chief Operating Officer
Todd Cunfer	Chief Financial Officer (Current; Joined December 1, 2022)
Thembeka Machaba	Senior Vice President, Human Resources
Cathal Walsh	Senior Vice President, Managing Director of Europe
Richard Kassar	Interim Chief Financial Officer (September 8, 2022 – December 1, 2022)
Heather Pomerantz	Chief Financial Officer (Departed September 7, 2022)
LEADERSHIP CHANGES
On September 7, 2022, Freshpet Chief Financial Officer Heather Pomerantz’s employment ended with the Company amicably. The Company is treating the separation as a termination without cause and Ms. Pomerantz was provided with a severance package, including, amongst other items, 12 months of salary continuation as well as eligibility to continue health insurance under COBRA. Please see “2022 Summary Compensation Table” on page [•] of this Proxy Statement for additional disclosure on Ms. Pomerantz’s severance arrangements.
On September 8, 2022, Freshpet Vice Chairman and former Chief Financial Officer Richard Kassar began serving as Interim Chief Financial Officer. Mr. Kassar served in this position until November 30, 2022, at which time Mr. Kassar resumed his role as Vice Chairman of the Company.
On December 1, 2022, Freshpet appointed Todd Cunfer as Chief Financial Officer, bringing with him over 25 years of experience in financial planning and analysis, capital structure, treasury, supply chain management, commercial operations and merger and acquisition activity in the consumer packaged goods industry.
Freshpet also announced five additional leadership changes in 2022:
•
Jay Dahlgren, former Vice President of Operations at The J.M. Smucker Company, joined as a consultant to Freshpet to support the ongoing focus on continuous improvement in the Operations and Supply Chain functions.

•
Vice President of Manufacturing, Ricardo Moreno, was appointed to the position of Senior Vice President of Manufacturing & Engineering to further strengthen our focus and coordination across the various operational departments as the Company continues to grow and expand.

•	Michael Hieger, Senior Vice President of Engineering, broadened his responsibilities to include all matters relating to capital expansion and Engineering resources.
•
Freshpet further announced the addition of a Senior Vice President of Quality Assurance and Technology role, reporting directly to the CEO. This role will be responsible for delivering improvements to our systems so that we can consistently deliver the high-quality standards of our products.

•
Finally, Freshpet also announced the appointment of Dirk Martin in November 2022, to the role of Vice President, Logistics & Customer Service, bringing with him over 20 years of experience in logistics and supply chain management including 15 years in food manufacturing.

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All of these changes are designed to strengthen organizational capability and better position Freshpet to stay ahead of anticipated rapid growth.
COMPENSATION PHILOSOPHY AND OBJECTIVES
Our philosophy is to align our executive compensation with the interests of our stockholders by basing our fundamental compensation decisions on financial objectives that our Board believes have a significant impact on long-term stockholder value. An important goal of our executive compensation program is to support our ability to hire and retain talented and experienced executives who are motivated to achieve or exceed our short-term and long-term corporate goals. Our executive compensation program is designed to reinforce a strong pay-for-performance orientation and to serve the following purposes:
•	to reward our NEOs for sustained financial and operating performance and strong leadership;
•	to align our NEOs’ interests with the interests of our stockholders; and
•	to encourage our successful NEOs to remain with us for the long term.
Underpinning our compensation philosophy is the belief that Freshpet is a growth company with the potential to have a significant impact on the pet food industry. We believe that achieving that potential should result in value creation for our stockholders. Thus, we believe that management’s incentives, our annual goals, and our longer-term goals set by the Compensation Committee of the Board (the “Compensation Committee”) and the Board should be designed to reflect that growth orientation.
COMPENSATION STRATEGY
The Compensation Committee has numerous tools at its disposal to help Freshpet accomplish its short- and long-term performance goals. The Committee generally chooses to utilize those tools as follows in its administration and oversight of our executive compensation program.
Relevant Peer Group
The Compensation Committee selects a peer group for compensation comparison purposes that includes a blend of comparably-sized companies in similar industries, including pet-related companies—our most likely sources of talent to support our growth. The Committee also adds to this peer group companies experiencing significant growth to help ensure that our compensation practices are competitive with and relevant to the circumstances found in growth-oriented companies.
The Company considers peer group data for overall compensation and for specific elements of compensation.
Please see “Compensation Discussion and Analysis (CD&A) — Peer Group”.
Significant Portion of Compensation as Equity
We award a significant portion of executive compensation in the form of equity awards, as we believe this is an effective way to help management focus on our long-term goals while also aligning stockholder and management interests. A meaningful portion of our executive compensation consists of stock option awards, which have no value to the recipient unless our stock price rises following the date of the grant.
Long-Term Goal Setting
In 2020, the Company set new long-term goals and issued significant multi-year grants to the current leadership and the leading candidates to be the next generation of leadership within the Company. The 2020 program included aggressive growth goals, and the Company believes that delivery of those goals would generate significant long-term value creation for the Company and its investors. For the NEOs, the equity grants were 75% performance-based (with 50% of such performance-based options vesting based on achieving certain Adjusted EBITDA performance-based conditions and 50% vesting based on net sales performance-based conditions) and 25% time-based (with vesting occurring in annual installments over a four-year period of 20%, 40%, 60%, 100%) and replaced all annual grants for the next four years for those individuals. In light of the awards made in 2020, no additional equity grants were made in 2021 or 2022 to NEOs who participated in the 2020 multi-year grant program.

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Encouraging Teamwork
We strongly believe that teamwork among our workforce is essential to help us achieve our long-term growth potential. Thus, all bonus-eligible employees—including our NEOs—are compensated using the same financial performance metrics. In 2022 we implemented new ESG goals only for our NEOs in order to promote retention and workplace satisfaction among all employees. We believe that this creates an “all-for-one and one-for-all” mentality within Freshpet that allows individual employees to make the right choices for the Company without regard to their impact on the achievement of less important functional or personal goals.
Incentivizing Growth
We set what we believe to be aggressive net sales growth and profitability targets for management each year and our annual incentive plan formula places equal value on the achievement of those net sales growth targets and profitability goals. We believe that this design incentivizes our management to drive sales growth in concert with profit growth.
2022 Say-on-Pay Vote
In its compensation review process, the Compensation Committee considers whether the Company’s executive compensation program is aligned with the interests of the Company’s stockholders. As part of its review of the Company’s executive compensation program, the Compensation Committee considered the approval by approximately 96% of the votes cast for the Company’s Say-on-Pay vote at our 2022 Annual Meeting of Stockholders. The Compensation Committee determined that the Company’s executive compensation philosophies and objectives and compensation elements continued to be appropriate. However, the Committee did add a new ESG goal to the short-term incentive program based on stockholder feedback.
HOW ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM ARE RELATED TO EACH OTHER
The various components of our compensation program are related but distinct and are designed to emphasize “pay for performance,” with a significant portion of total compensation at-risk, tied to our long-term and short-term financial and strategic goals. Our compensation philosophy is designed to foster entrepreneurship at all levels of the organization and is focused on employee value and retention by making long-term, equity-based incentive opportunities a substantial component of our executive compensation. The level for each compensation component is based in part, but not exclusively, on internal equity and consistency, experience, and responsibilities, and other relevant considerations such as rewarding extraordinary performance. The Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.
2022 EXECUTIVE COMPENSATION HIGHLIGHTS AND HOW THEY RELATE TO SAY-ON-PAY
While fiscal year 2022 presented challenges to businesses around the globe, including Freshpet, the Board and management team focused on responding decisively to manage the business impacts of the COVID-19 pandemic, including follow-on supply chain issues, while maintaining our philosophy of pay-for-performance in the midst of significant and unprecedented challenges. In August 2022, Freshpet initiated and advanced its operational improvement plan to drive margin expansion. The plan is focused on improvements across logistics, commodities, and quality in addition to other operational areas. Progress against the plan thus far includes improvement in fill rate, logistics costs efficiencies and lower disposal levels. The broader plan, which contains both the addition of talent and improvements in operations, will help to build upon Freshet’s consistent track record of delivering industry-leading growth and help improve efficiencies, productivity, and profitability.

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EVENT/TOPIC	IMPACT/RESPONSE
2022 NEO Pay
In 2022, we paid annual incentive awards to our NEOs totaling approximately $586,468 in the aggregate. For more information, please see “—Executive Compensation Tables—Summary Compensation Table” on pg. [•] of this Proxy Statement.

Changes to Executive Compensation
In 2022 the executive team adopted an ESG goal with specific focus on employee retention. The intent of the goal was to drive impactful initiatives that would stabilize the retention of our employee base and build bench strength in our most critical capability areas. The net result was a more stable manufacturing organization, retention of key employees who are considered future leaders within the organization, and a highly engaged workforce, supported by a positive employee net promoter score. Details of the ESG goal are reflected in the tables below.

Why you should support the Say-on-Pay Proposal
We are committed to incentive programs that motivate and retain a high-quality management team to focus on Freshpet’s strategy execution.

Freshpet’s strong pay-for-performance alignment as well as past Say-on-Pay support from stockholders demonstrate the discipline of the Company’s executive compensation program that we believe is directly tied to stockholder value creation.

The Compensation Committee believes that its disciplined, long-term focused approach to compensation design incentivizes management to achieve challenging objectives of Freshpet’s long-term strategy, which we believe directly correlates to the Company’s peer-leading stockholder value creation and rigorous pay-for-performance alignment. For more information, please see “—Long-Term Equity Compensation” on pg. [•] of this Proxy Statement.

2022 SAY-ON-PAY VOTE RESULTS FOR FISCAL 2021 COMPENSATION
The Compensation Committee and management view the annual Say-on-Pay vote as an important guidepost when considering stockholder perspective. In October 2022, at our last annual meeting of stockholders, our Say-on-Pay proposal was approved by approximately 97.2% of the votes cast by our stockholders, an increase of approximately 20% from the 77% approval of September 2021’s Say-on-Pay proposal.
Our Compensation Committee and management remain committed to addressing stockholder concerns on Freshpet’s executive compensation program and continually strengthening our pay-for-performance correlation, as well as the overall design of our executive compensation program. We believe that this philosophy drives the right behaviors for sustainable success, aligns with best practices in corporate governance and reflects the best interests of our stockholders and stakeholders.
INDEPENDENT COMPENSATION CONSULTANT
From 2019 through 2022, the Compensation Committee retained Korn Ferry (“KF”) to advise on compensation practices for our executive officers, including each NEO. Specifically, KF was engaged to review our compensation peer group and our compensation structure for our executive officers, develop and recommend targets for our executive compensation program by analyzing the compensation structures of our peer group companies and market trends, and provide advice to the Compensation Committee on our executive compensation structure and program based on KF’s analysis. KF was also engaged to separately review the compensation arrangements applicable to employees at the director level and above, and the non-employee, independent directors of the Board. The Compensation Committee, in consultation with KF, decided to continue in 2022 the executive compensation structure suggested by KF in 2018, as the Compensation Committee determined that the program remained effective in achieving our objectives of retaining talented and experienced executives who are motivated to achieve or exceed our short-term and long-term corporate goals.

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PEER GROUP
The Compensation Committee, in consultation with KF, considered several factors in selecting an industry-specific compensation peer group. Considerations generally included the following:
•	revenue between 0.4 and 2.5 times Freshpet’s revenue;
•	companies in the food, beverage, and pet products industries;
•	companies with similar location and geographical reach;
•	companies with similar span, scope, and vertical integration;
•	companies experiencing similar rates of growth;
•	companies with similar operating complexity; and
•	other publicly traded companies.
Based on the foregoing considerations, the Compensation Committee determined that our compensation peer group for 2022 would consist of the following entities:
Beyond Meat, Inc. Bridgford Foods Corporation Farmer Bros. Co. Hostess Brands, Inc. Tattooed Chef, Inc. Central Garden & Pet Company	John B. Sanfilippo & Son, Inc. Lifecore Biomedical, Inc. (previously Landec Corporation) Medifast, Inc. Natural Alternatives International, Inc. Nature’s Sunshine Products, Inc. YETI Holdings, Inc.	PetIQ, Inc. PetMed Express, Inc. The Simply Good Foods Company Tootsie Roll Industries, Inc. Lancaster Colony Corporation
In early 2022, a significant amount of research was conducted by Korn Ferry to identify additional companies that would be meaningful peers for Freshpet for the purpose of evaluating Freshpet’s executive compensation program. Companies reviewed included food, consumer packaged goods, and retail in particular, as these are the closest aligned businesses to Freshpet. Four additional companies were added to the existing group: Tattooed Chef, Inc., Central Garden & Pet Company, YETI Holdings, Inc., and Lancaster Colony Corporation. With these additions, the total number of peer group benchmark companies is 17.
We target the total compensation amount for each of our NEOs (based on position) to be competitive with similarly situated executives within our compensation peer group (bearing in mind that we pay a significant portion of our compensation in the form of long-term, performance-based equity awards). We deliberately target a higher percentile within the benchmark peer group for strategically important roles. We believe that this targeting philosophy will help us to achieve an important goal of our executive compensation program, which is to hire and retain talented and experienced executives who are motivated to achieve or exceed our short-term and long-term goals. We also believe that this compensation structure will help us to achieve our objectives of aligning our NEOs’ interests with the interests of our stockholders and encouraging our successful NEOs to remain with us for the long term.
Elements of Executive Compensation for 2022
We used three primary elements of compensation in our executive compensation program in 2022: base salary, annual incentive awards, and long-term equity compensation. Annual incentive awards and long-term equity compensation represent the performance-based elements of our compensation program. The performance goals tied to these compensation elements are flexible in application and can be tailored to meet our specific objectives. The amount of a specific individual’s annual incentive award for a performance period is intended to reflect that individual’s relative contribution to the Company in achieving or exceeding our annual goals, and the amount of an individual’s long-term incentive compensation is intended to reflect the individual’s expected contribution to the Company over longer performance periods.

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Base Salary
We pay our NEOs a base salary based on the experience, skills, knowledge, and responsibilities required of each executive officer. We believe base salaries are an important element in our overall compensation program because base salaries provide a fixed element of compensation that reflects job responsibilities and value to us. None of our NEOs are currently party to any agreement or arrangement that provides for automatic or scheduled increases in base salary. Base salaries for our NEOs are determined by the Compensation Committee.
The following table sets forth each NEO’s annual base salary rate for 2022:
NAME	ANNUAL BASE SALARY RATE
William B. Cyr	$620,000
Scott Morris	$510,000
Todd Cunfer (Current CFO; Joined December 1, 2022)	$500,000
Thembeka Machaba	$340,000
Cathal Walsh	$312,500
Heather Pomerantz (Former CFO; departed September 7, 2022)	$440,000
Richard Kassar (Interim CFO; September 8, 2022 – November 30, 2022)	$320,000
Annual Incentive Awards
The Board initially adopted our current annual incentive plan—in which our NEOs participate—in 2016. Awards under the plan, which are calculated as a percentage of base salary, are designed to motivate our employees to achieve our annual goals based on our strategic, financial, and operating performance objectives. For 2022, the annual target awards as a percentage of base salary were the following:
NAME	2022 Annual Bonus Target (%)
William B. Cyr	95%
Scott Morris	60%
Todd Cunfer (Current CFO; Joined December 1, 2022)	60%
Thembeka Machaba	40%
Cathal Walsh	40%
Heather Pomerantz (Former CFO; departed September 7, 2022)	50%
Richard Kassar (Interim CFO; September 8, 2022 – November 30, 2022)	50%
In 2022, Freshpet executives adopted an ESG goal as part of the annual incentive program, with a focus on employee retention, with 10% of their total annual incentive award committed to the achievement of this goal.
The operating goal components of our 2022 annual incentive program were based 45% on Adjusted EBITDA and 45% on net sales, with the remaining 10% based on ESG. For each performance metric, the Company then established performance targets and minimum performance thresholds, with a maximum payout of no more than 250% of target for any NEO. Performance above and below each performance metric target results in increases or decreases in the bonuses earned based on pre-determined factors that are based on the economic value added or lost by stockholders due to the over/under performance. To encourage teamwork, the Compensation Committee determines a single Company performance result as an aggregate percentage of the target Company performance metrics. The resulting percentage is then multiplied against each eligible employee’s target bonus amount to determine annual incentive compensation.
	Weighting	Target (millions)	Minimum Threshold	Result (millions)
Net Sales	45%	$600	$565	$595.3
Adj. EBITDA before bonus accrual	45%	$66	$59.6	$50.2

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As noted above, our 2022 targets were as follows: $66 million of Adjusted EBITDA and $600 million of net sales. On a pre-bonus basis, and after adjusting to recognize a previously reported change in the calculation of Adjusted EBITDA, the Company delivered as follows: $50.2 million of Adjusted EBITDA and $595.3 million of net sales. Adjusted EBITDA is not a financial measure prepared in accordance with U.S. generally accepted accounting principles (or “GAAP”). This metric is explained in more detail in the section “Non-GAAP Financial Measures” in “Item 7. Management’s Discussion and Analysis of Financial Conditions and Results of Operations” in our Annual Report, where it is reconciled to the closest GAAP measure, as well as in “Appendix B: Non-GAAP Financial Measures” beginning on page B-1 of this Proxy Statement.
Executive ESG Goal
The Compensation Committee believes that employee retention is both consistent with the Company’s social purpose of enriching the lives of our workforce (largely employees performing hourly labor) and an essential strategy necessary to support a fast-growing company. The ESG goal for 2022 was therefore focused on employee retention, with three specific measures:
1.	Employee Satisfaction – measured by the Employee Net Promoter Score, with a target of 8.3.
2.	Manufacturing Labor Turnover – with a target of <35% for the year. The actual 2021 turnover was 45%.
3.	Most Critical Talent – measured by the percentage (target of 90%) of special equity award recipients who we have retained.
The combination of all three goals would result in the overall ESG bonus target of 10%. For 2022, the ESG goal achievement was 84% as shown in the table below.
Actions taken to achieve this goal inherently strengthen the communities in which we operate by enhancing the lives of our production workforce and their families by increasing economic opportunity and enhancing skill development. Those actions include higher wages, long-term equity participation, skills training, and employee benefits that strengthen families (e.g., 18-week maternity leave and 12-week paternity leave, five weeks of vacation, tuition reimbursement). We believe that this program has contributed significantly to the improved performance of our production operations – particularly towards the end of 2022 and into 2023 – demonstrating the long-lasting impact of this goal and its sustainability.
The targets and resulting achievement for these three ESG measures were as follows:
	WEIGHTING	TARGET	MINIMUM THRESHOLD	RESULT
ESG:	10% (approx. 1/3 each)
Employee Net Promoter Score		8.3	7.6	8.0
Manufacturing LTO		≤35%	≤45%	25%
Retention of Key Talent		≥90%	≥80%	96%
For 2022, based on the foregoing operating and ESG goals, we paid annual incentive awards to each NEO as follows:
NAME	OPERATIONAL GOALS		EXECUTIVE ESG GOAL
	AMOUNT OF AWARD	% OF TARGET AWARDED	AMOUNT OF AWARD	% OF TARGET AWARDED
William B. Cyr	$233,244	44%	$49,476	84%
Scott Morris	$121,176	44%	$25,704	84%
Todd Cunfer*	$10,090	44%	$2,140	84%
Thembeka Machaba	$53,856	44%	$11,424	84%
Cathal Walsh	$49,500	44%	$10,500	84%
Heather Pomerantz**	$58,500	44%	$12,382	84%
Richard Kassar***	$15,998	44%	$3,360	84%
*	Prorated for one month of employment in 2022
**	Prorated for eight months of employment in 2022
***	Prorated for three months of employment in 2022

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Long-Term Equity Compensation
Although we do not have a formal policy covering the grant of equity compensation awards to our executive officers, we believe that equity compensation provides our executive officers with a strong link to our long-term performance, creates an ownership culture, and helps to align the interests of our executive officers and our stockholders. Further, we believe that stock option awards with time-based vesting features promote executive retention, as they incentivize our executive officers to remain employed with us for the applicable vesting period. Accordingly, the Compensation Committee (or alternatively, the Board) periodically reviews the equity compensation of our NEOs and from time to time may grant awards as it deems appropriate.
We grant equity awards under our 2014 Omnibus Incentive Plan (or “2014 Plan”), which allows for awards of tax-qualified incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, other stock-based awards, and other cash-based awards to our directors, officers, employees, consultants, and advisors. Each of our NEOs is eligible to participate in our 2014 Plan.
The Compensation Committee (or alternatively, the Board) determines the size and vesting terms of all awards made under our 2014 Plan and administers all other aspects of the plan. In 2022, the Compensation Committee took into account a number of factors when making awards under our 2014 Plan, including, among others, the eligible employee’s expected contribution to the long-term success of the Company and information gathered by the Compensation Committee regarding compensation paid to similarly situated executives at companies in our compensation peer group, as well as the amounts of outstanding stock options that each NEO held at such time. In light of the stock options granted to our NEO’s in 2020, as described below, no additional stock option grants were granted in 2022 to those NEOs who participated in the 2020 program.
In 2020, we granted certain officers stock options to purchase shares of our Common Stock under our 2014 Plan, 50% of which are scheduled to vest and become exercisable in equal installments on each of the first three anniversaries of the grant date and 50% of which are scheduled to vest and become exercisable annually according to the achievement of Adjusted EBITDA performance-based conditions (and in each case subject to the NEO’s continued employment with us). Upon a termination by the Company other than for “cause” or by the NEO for “good reason,” within two years following a “change in control” (as each is defined in the applicable award agreements), the time-vesting options will accelerate and vest.
In 2020, we also granted Mr. Walsh 59,932 stock options to purchase shares of our Common Stock under our 2014 Plan, 39,932 of which vest and become exercisable in equal installments on each of the first three anniversaries of the grant date and 20,000 of which are scheduled to vest and become exercisable following the achievement of certain annual net sales goals in the 2023 calendar year (and in each case subject to Mr. Walsh’s continued employment with us). Mr. Walsh did not participate in the multi-year grant described above.
In December 2020, we made multi-year grants of stock options under our 2014 Plan to certain officers. These grants were designed to align the most senior management of the Company with the long-term goals established by the Company in early 2020, and cover a four-year performance period ending December 31, 2024. The Committee will not make any additional grants to these individuals during this performance period, so none of these individuals received a grant in 2021 or 2022. For the NEOs, the grants are 75% performance-based and 25% time-based, with the performance targets set in excess of the long-term goals communicated to investors. While we are not disclosing the specific goals for competitive reasons, the goals are set at or in excess of public statements. Actual goals will be disclosed upon the conclusion of the four-year performance period. Upon a termination by the Company other than for “cause” or by the NEO for “good reason” (each as defined in the applicable award agreements), within two years following a “change in control” (as defined in the applicable award agreements), the time-vesting options will accelerate and vest and the performance-vesting options will accelerate and vest in part or in full based on actual Company performance through the change in control. Upon termination by the Company other than for “cause” not in connection with a “change in control,” the performance-vesting options will accelerate on a prorated basis based on number of days employed during the performance period, based on actual Company performance through the end of the performance period.
In 2022, we granted Mr. Walsh an equity award of $156,235 in restricted stock units (or “RSUs”), which are scheduled to vest in three equal annual installments beginning March 14, 2023, with accelerated vesting in full upon termination due to death or “disability,” “involuntary termination without cause,” or “voluntary resignation with good reason” (each as defined in Mr. Walsh’s award agreement).

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For additional information, please see “—Executive Compensation Tables—2022 Outstanding Equity Awards at Fiscal Year-End.”
Other Compensation
In addition to base salary and annual and long-term performance-based compensation, our NEOs are also eligible for the following benefits on a similar basis as our other eligible employees:
•	health, dental, and vision insurance;
•	paid time off including vacation, personal holidays, and sick days;
•	life insurance and supplemental life insurance; and
•	short-term and long-term disability insurance.
Retirement Benefits
We maintain a 401(k) retirement savings plan (or “401(k) Plan”) under which all of our employees (including our NEOs) are eligible to participate beginning on the first day of the month after their employment with us begins. The 401(k) Plan includes a deferral feature under which a participant may elect to defer his or her compensation by up to the statutorily prescribed IRS limits. Currently, we also match participant contributions to the 401(k) Plan up to 4% of the participant’s annual eligible earnings. We believe that providing a vehicle for retirement savings through our 401(k) Plan, and making matching contributions, adds to the overall desirability of our executive compensation program and further incentivizes our NEOs in accordance with our compensation policies.
Other than the 401(k) Plan, we do not maintain any pension plans or non-qualified deferred compensation plans for the benefit of our employees or other service providers.
EMPLOYMENT AGREEMENTS WITH NEOS
The Company is party to an employment agreement with each of Messrs. Cyr, Morris, Cunfer and Walsh. For Messrs. Cyr, Morris and Walsh, each agreement provides for an initial term of one year and for automatic one-year extensions beginning on the expiration of the initial term. Any automatic extension may be cancelled upon at least 90 days’ prior written notice from the respective NEO or the Company. Under their agreements, and following past adjustments made in connection with the Board’s annual review, Messrs. Cyr, Morris, Cunfer and Walsh are entitled to receive annual base salaries of $620,000, $510,000, $500,000, and $312,500, respectively, subject to annual review by the Board. Further, Messrs. Cyr, Morris, Cunfer and Walsh have the opportunity to earn annual target bonuses equal to at least 95%, 60%, 60% and 40%, respectively, of their base salaries. Each executive is also entitled to participate in the Company’s employee and fringe benefit plans as may be in effect from time to time on the same basis as other employees of the Company generally. The Company is also party to an offer letter with Ms. Machaba, which is described further below.
Employment Agreement with William Cyr
The Company entered into an employment agreement with Mr. Cyr in July 2016. In the event of a termination of Mr. Cyr’s employment by the Company without “cause,” or by Mr. Cyr for “good reason” (each as defined in his employment agreement), he is generally eligible to receive, subject to his timely execution and non-revocation of a general release of claims against the Company: (i) an amount equal to (A) one and one-half times the sum of his (x) base salary and (y) target bonus, for a period of 18 months, payable in equal monthly payments in accordance with the Company’s normal payroll practice; and (ii) Company payment of premiums (at active employee rates) for continuation of group health coverage for him and his eligible dependents for 18 months. In the event of a termination of Mr. Cyr’s employment due to “permanent disability” (as defined in his employment agreement), he is generally eligible to receive, subject to his timely execution and non-revocation of a general release of claims against the Company, Company payment of premiums (at active employee rates) for continuation of group health coverage for him and his eligible dependents for 18 months.
Mr. Cyr’s employment agreement contains a cutback provision for “parachute payments” under Internal Revenue Code (or “Code”) Section 280G, under which he may be subject to a cutback of certain change-in-control payments in order to avoid any excise tax or loss of deduction under Code Section 280G, if the cutback would result (after factoring any potential excise taxes under Section 280G) in a larger after-tax payment to Mr. Cyr.

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Mr. Cyr’s employment agreement contains the following restrictive covenants: (i) a non-compete covenant that prohibits him from competing against the Company for 24 months after employment; (ii) non-solicit covenants that prohibit him from actively soliciting the Company’s employees, customers, or suppliers during employment and for 24 months after employment; and (iii) a perpetual confidentiality covenant that protects the Company’s proprietary information, developments, and other intellectual property.
Employment Agreements with Scott Morris, Todd Cunfer and Cathal Walsh
The Company entered into employment agreements with Messrs. Morris and Walsh in October 2014, and with Mr. Cunfer in December 2022. Under the agreements, in the event of a termination of the NEO by the Company without “cause,” by the NEO for “good reason,” or due to “permanent disability” (each as defined in the respective employment agreements), each NEO is generally eligible to receive, subject to his timely execution and non-revocation of a general release of claims against the Company: (i) an amount equal to 12 months of the NEO’s base salary in accordance with the Company’s normal payroll practice; (ii) Company payment of premiums (at active employee rates) for continuation of group health coverage for the NEO and his eligible dependents for 12 months; and (iii) only in the event of a termination by the Company without “cause” or by the NEO for “good reason” after June 30th during any year in which the employment agreement is effective, a pro-rated annual incentive award based on actual performance for the year in which termination occurs.
Each of the employment agreements with Messrs. Morris and Walsh contains a cutback provision for “parachute payments” under Code Section 280G, under which the NEO may be subject to a cutback of certain change-in-control payments in order to avoid any excise tax or loss of deduction under Code Section 280G, if the cutback would result (after factoring any potential excise taxes under Section 280G) in a larger after-tax payment to the NEO.
Each of the employment agreements with Messrs. Morris, Cunfer and Walsh contains the following restrictive covenants: (i) a non-compete covenant that prohibits the NEO from competing against the Company for 12 months after employment; (ii) non-solicit covenants that prohibit the NEO from actively soliciting the Company’s employees, customers, or suppliers during employment and for 12 months after employment; and (iii) a perpetual confidentiality covenant that protects the Company’s proprietary information, developments, and other intellectual property.
Arrangements with Thembeka Machaba
The Company entered into an offer letter with Ms. Machaba in August 2020. The offer letter required that Ms. Machaba enter into the Company’s confidentiality and no-hire agreement, which includes customary confidentiality and non-solicitation provisions that extend for 12 months after termination or resignation of employment with the Company. On April 17, 2023, Thembeka Machaba was given a one-time cash award with a target value of $456,250, subject to time- and performance-vesting conditions. The grant was made during a period of increased employee turnover and increased demand for executive talent. It was essential to future operations that Freshpet keep the skill set and talents Ms. Machaba brings. This award is intended to preserve Ms. Machaba’s employment with the Company for a minimum of two years. Given this, 50 percent of this award will cliff vest on March 15, 2025. The remaining 50 percent of the award vests subject to adjusted EBITDA and net sales achievement, the goals for which are not disclosed due to the potential for competitive harm.
Inducement Grants to Todd Cunfer
In December 2022, we granted our CFO, Mr. Cunfer, an inducement grant of stock options in accordance with Nasdaq rules. Mr. Cunfer’s inducement grant consisted of 40,120 time-vesting options and 22,381 restricted stock units.
POLICY PROHIBITING HEDGING
We consider it improper and inappropriate for our directors, officers, and other employees at or above the Vice President level to engage in any transactions that hedge or offset, or are designed to hedge or offset, any decrease in the value of our securities. As such, we have implemented a policy that prohibits our directors, officers, and other employees at or above the Vice President level from engaging in any speculative or hedging transactions or any other transactions that are designed to offset any decrease in the value of our securities.

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ACCOUNTING CONSIDERATIONS
We consider the accounting impact reflected in our financial statements when establishing the amounts and forms of executive compensation. The forms of compensation that we select are intended to be cost-efficient. We account for all awards settled in equity in accordance with the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, under which the fair value of the grant, net of estimated forfeitures, is expensed over the service/vesting period based on the number of options, shares, or units, as applicable, that vest. The estimated payout amount of performance awards, along with any changes in that estimate, is recognized over the performance period under “liability” accounting. Our ultimate expense for performance awards will equal the value earned by/paid to the award recipients.
COMPENSATION RISK ASSESSMENT
As a publicly traded company, we are subject to SEC rules regarding risk assessment. Those rules require a publicly traded company to determine whether any of its existing compensation plans, programs, or arrangements create risks that are reasonably likely to have a material adverse effect on the Company. We do not believe that our compensation plans, programs, or arrangements create risks that are reasonably likely to have a material adverse effect on Freshpet.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and our Annual Report.
THE COMPENSATION COMMITTEE OF FRESHPET, INC.
Daryl G. Brewster (Chair)	Olu Beck	Leta D. Priest

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Executive Compensation Tables
2022 Summary Compensation Table
The following table sets forth the compensation for 2022 for each NEO. Compensation information for 2021 and 2020 is presented for individuals who were also our NEOs in those years.
Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Options Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
William B. Cyr(6) Chief Executive Officer	2022	620,000	—	—	282,720	12,200	914,920
	2021	600,000	—	—	153,440	11,600	765,040
	2020	600,000	—	14,701,112	545,940	11,400	15,858,452
Scott Morris President and Chief Operating Officer	2022	510,000	—	—	146,880	12,200	669,080
	2021	490,000	—	—	80,556	11,600	582,156
	2020	475,000	—	11,342,468	288,135	11,400	12,117,003
Todd Cunfer(7) Current Chief Financial Officer	2022	41,667	1,500,000	1,500,000	12,230	—	3,053,897
Thembi Machaba Senior Vice President, Human Resources	2022	340,000	—	—	65,280	2,448	407,728
Cathal Walsh Managing Director, Europe	2022	348,379	156,235	—	60,000	—	564,614
	2021	429,231	149,977	—	35,275	—	614,483
	2020	285,000	—	3,204,674	103,767	—	3,593,441
Heather Pomerantz(8) Former Chief Financial Officer	2022	294,800	—	—		639,891	934,691
	2021	425,000	—	—	58,225	10,921	494,146
	2020	400,000	—	7,972,163	196,106	9,846	8,578,115
Richard Kassar(9) Interim Chief Financial Officer/Vice Chairman	2022	80,000	—	—	19,358	152,000	251,358
	2021	80,000	—	—	10,960	94,160	185,120
	2020	282,000	—	166,656	80,880	11,400	540,936
(1)	Amounts reflect base salary earned during the year, including any amounts voluntarily deferred under our qualified 401(k) plan.
(2)
Amounts reflect the aggregate grant date fair value of RSUs granted in the year computed in accordance with FASB ASC Topic 718 and are based on the valuation assumptions described in Note 9 to our consolidated financial statements included in our Annual Report.

(3)
Amounts reflect the aggregate grant date fair value of options granted in the year computed in accordance with FASB ASC Topic 718 and are based on the valuation assumptions described in Note 9 to our consolidated financial statements included in our Annual Report.

(4)
Amounts reflect cash awards earned by our NEOs under the Company’s annual incentive plan and with respect to ESG goals established for executives. Please see “Annual Incentive Awards” and “Executive ESG Goals” in the CD&A above for further information about our annual incentive plan.

(5)	Amounts reflect matching Company contributions under our 401(k) plan. In addition, includes for Ms. Pomerantz in 2022 amounts received in connection with her separation from the Company.
(6)	Mr. Cyr also serves as a member of the Board but does not receive any additional compensation for his service as a director.
(7)	Mr. Cunfer began serving as the Company’s Chief Financial Officer in December 2022.
(8)
Ms. Pomerantz began serving as the Company’s Chief Financial Officer in October 2020, at which time she became an NEO. Ms. Pomerantz departed from the Company on September 7, 2022. Ms. Pomerantz’s total compensation for 2022 includes $628,099 paid in connection with her separation from the Company.

(9)
Mr. Kassar began serving as the Company’s Interim Chief Financial Officer in September 2022 and served through November 2022. Mr. Kassar’s total compensation for 2022 reflects three months of employment for the year, with the remainder earned as consulting fees in his role as Vice Chairman. Mr. Kassar’s total compensation for 2021 reflects six months of employment for the year, with the remainder earned as consulting fees in his role as Vice Chairman.

EXECUTIVE COMPENSATION | 70
2022 Grants of Plan-Based Awards
The following table sets forth certain information with respect to grants of plan-based awards to our NEOs during 2022. For additional information about the non-equity incentive plan awards reflected in the table below, please see “Annual Incentive Awards” on page [•] in the CD&A above. For additional information about the vesting parameters that are applicable to equity awards reflected in the table immediately below, please see the “2022 Outstanding Equity Awards at Fiscal Year-End” table on page [•] of this Proxy Statement.
Name	Award Type	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)
William B. Cyr	Annual Incentive	—	235,600	589,000	1,472,500	—	—	—	—
Scott Morris	Annual Incentive	—	122,400	306,000	765,000	—	—	—	—
Todd Cunfer	Annual Incentive	—	10,192	25,479(1)	63,698	—	—	—	—
	Inducement Grant (Options)	12/1/2022	—	—	—	—	40,120	67.02	1,500,000
	Inducement Grant (RSUs)	12/1/2022	—	—	—	22,381	—	—	1,500,000
Thembeka Machaba	Annual Incentive	—	54,400	136,000	340,000	—	—	—	—
Cathal Walsh	Annual Incentive	—	50,000	125,000	312,500	—	—	—	—
	RSU Grant under 2014 Plan	3/14/2022	—	—	—	1,852(4)	—	—	156,235(5)
Heather Pomerantz	Annual Incentive	—	59,068	147,671(2)	369,178	—	—	—	—
Richard Kassar (Interim CFO)	Annual Incentive	—	16,131	40,329(3)	100,822	—	—	—	—
Richard Kassar (Vice Chairman)	Annual Incentive	—	24,000	60,000(3)	150,000	—	—	—	—
(1)	Mr. Cunfer’s target bonus opportunity was prorated at 8% for 2022, based upon the number of full months during the year which he was employed with the Company.
(2)	Ms. Pomerantz’s target bonus opportunity was prorated at 67% for 2022, based upon the number of full months during the year which she was employed with the Company.
(3)
Mr. Kassar’s target bonus opportunity for his work as Interim Chief Financial Officer was prorated at 25% for 2022, based upon the time in which he served in that role. Mr. Kassar also received a bonus as Vice Chair, which was $60,000 for the remaining 75% of the year.

(4)	Scheduled to vest in three equal annual installments beginning March 14, 2023.
(5)
Amount reflects the aggregate grant date fair value of RSUs granted in the year computed in accordance with FASB ASC Topic 718 and is based on the valuation assumptions described in Note 9 to our consolidated financial statements included in our Annual Report.

EXECUTIVE COMPENSATION | 71
2022 Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information with respect to outstanding equity awards at December 31, 2022. Vesting of awards reflected in the table is generally subject to continuous service with the Company, with accelerated vesting in certain circumstances, as reflected in the footnotes to the table.
		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
William B. Cyr	9/6/2016	1,000,000	—	—	10.23	9/6/2026	—	—	—	—
	12/24/2020	27,344	41,016(1)	205,079(2)	142.79	12/24/2030	—	—	—	—
Scott Morris	9/27/2016	123,000	—	—	8.90	9/27/2026	—	—	—	—
	4/3/2017	81,949	—	—	11.00	4/3/2027	—	—	—	—
	4/1/2020	7,808	2,603(3)	2,604(4)	63.87	4/1/2030	—	—	—	—
	12/24/2020	20,508	30,762(1)	153,809(2)	142.79	12/24/2030	—	—	—	—
Todd Cunfer	12/1/2022	—	40,120(5)	—	67.02	12/1/2032	—	—	—	—
	12/1/2022	—	—	—	—	—	22,381(5)	1,181,045(6)	—	—
Thembeka Machaba	8/1/2020	3,333	1,667(5)	—	96.05	8/1/2030	—	—	—	—
	12/24/2020	10,936	16,408	82,031(2)	142.79	12/24/2030	—	—	—	—
Cathal Walsh	5/10/2016	20,463	—	—	9.05	5/10/2026	—	—	—	—
	4/3/2017	15,449	—	—	11.00	4/3/2027	—	—	—	—
	3/30/2018	16,092	—	—	16.45	3/30/2028	—	—	—	—
	4/1/2019	6,820	—	—	42.29	4/1/2029	—	—	—	—
	4/1/2020	3,287	1,645(3)	—	63.87	4/1/2030	—	—	—	—
	10/1/2020	23,330	11,670(7)	—	111.65	10/1/2030	—	—	—	—
	10/1/2020	—	—	20,000(8)	111.65	10/1/2030	—	—	—	—
	3/12/2021	—	—	—	—	—	638(9)	33,667(6)	—	—
	3/14/2022	—	—	—	—	—	1,852(9)	97,730(6)	—	—
Richard Kassar	9/27/2016	79,800	—	—	8.90	9/27/2026	—	—	—	—
	4/3/2017	18,940	—	—	11.00	4/3/2027	—	—	—	—
	3/30/2018	9,723	—	4,471(4)	16.45	3/30/2028	—	—	—	—
	4/1/2019	11,447	—	—	42.29	4/1/2029	—	—	—	—
	4/1/2020	5,478	1,371(3)	1,371(4)	63.87	2/1/2030	—	—	—	—
	3/12/2021	552	1,105(3)	1,658(4)	—	—	—	—	—	—
	3/14/2022	—	—	—	—	—	1,481(5)	78,152(6)	—	—
Heather Pomerantz	1/12/2020	10,000	5,000(3)	—	60.70	1/12/2030	—	—	—	—
	4/1/2020	4,930	1,645(3)	3,289(4)	63.87	4/1/2030	—	—	—	—
	12/24/2020	13,672	20,508(1)	102,539(2)	142.79	12/24/2030	—	—	—	—
(1)
Scheduled to vest annually in approximately equal installments on the first four anniversaries of the grant date, subject to continued employment, with accelerated pro rata vesting based on the number of days worked following the grant date upon a termination of employment by the Company without cause or upon a resignation by the executive for good reason (as defined in the grant agreement) within two years after a change in control of the Company.

(2)
Eligible to vest based upon the achievement of performance goals upon the conclusion of a four-year performance period, subject to continued employment, with (a) the opportunity to vest in a pro rata portion based on the number of days employed during the performance period upon a termination by the Company other than for cause, based on actual Company performance through the end of the performance period, and (b) the opportunity to vest in part or in full upon a termination of employment by the Company without

EXECUTIVE COMPENSATION | 72
cause or upon a resignation by the executive for good reason (as defined in the grant agreement) within two years after a change in control of the Company, based on actual Company performance through the change in control. For competitive reasons, these performance goals shall not be disclosed until the end of the performance period.
(3)
Scheduled to vest annually in approximately equal installments on the first three anniversaries of the grant date, subject to continued employment, with accelerated vesting in full upon termination of employment by the Company without cause or upon a resignation by the executive for good reason (as defined in the grant agreement) within two years after a change in control of the Company.

(4)
Eligible to vest in equal annual installments based upon the achievement of performance goals that the Compensation Committee considers moderate to difficult to achieve, subject to continued employment through each vesting date.

(5)	Scheduled to vest annually in approximately equal installments on the first three anniversaries of the grant date, subject to the Executive’s continued employment through such vesting dates.
(6)	Amount reflects the value as of December 31, 2022 based on the Company’s closing stock price of $52.77 as of December 30, 2022, the last trading day during 2022.
(7)
Scheduled to vest annually in approximately equal installments on the first three anniversaries of the grant date, with accelerated vesting if, in connection with a change of control of the Company, the options are not assumed, repurchased by the Company, or terminated.

(8)
Eligible to vest based upon the achievement of a net sales goal for 2023 that the Compensation Committee considers moderate to difficult to achieve, with the opportunity to (i) upon a termination of employment by the Company without cause or upon a resignation by the executive for good reason (as defined in the grant agreement), vest on a pro-rated basis based on the number of days employed during the performance period, based on actual Company performance through the end of the performance period and (ii) vest in full upon a change in control of the Company if, in connection with a change of control of the Company, the options are not assumed, repurchased by the Company, or terminated.

(9)
Scheduled to vest in three equal annual installments on the first three anniversaries of the grant date, with accelerated vesting in full upon termination due to death or Disability, Involuntary Termination Without Cause or Voluntary Resignation with Good Reason (as each is defined in the award agreement).

EXECUTIVE COMPENSATION | 73
2022 Options Exercises and Stock Vested
The following table sets forth certain information regarding vesting of stock awards owned by one of our NEOs during 2022. None of our NEOs exercised of stock options by our NEOs in 2022.
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)
William B. Cyr	—	—
Scott Morris	—	—
Todd Cunfer	—	—
Thembi Machaba	—	—
Cathal Walsh	318	29,170
Richard Kassar	—	—
Heather Pomerantz	—	—
(1)	Amounts reflect the market value of the underlying shares on the vesting date based on $91.73, the closing price of the Common Stock on March 11, 2022, the last trading date prior to the vesting date.
Pension Benefits
Currently, the Company does not sponsor or adopt any pension plans (other than our 401(k) plan).
Nonqualified Deferred Compensation
Currently, the Company does not sponsor or adopt a nonqualified deferred compensation plan.

EXECUTIVE COMPENSATION | 74
Potential Payments Upon Termination or Change in Control
The following table sets forth information regarding the severance payments and the change in control payments that could have been made to our NEOs had they experienced a termination of employment or a change in control as of December 30, 2022. The fair market value of a share of our Common Stock on December 30, 2022, was $52.77. The table only includes information for employment termination and change in control events that trigger vesting or severance-related payments, and assumes that each NEO will take all action necessary to receive the maximum available benefit, such as execution of a release of claims. Any amounts payable to the NEOs in the event of a change in control of the Company may be subject to reduction under Code Sections 280G and 4999. The amounts below are estimates of the incremental amounts that could be received upon a change in control or termination of employment; the actual amount could be determined only at the time of any actual change in control or termination of employment.
In connection with Ms. Pomerantz’s departure from the Company, on October 13, 2022, the Company and Ms. Pomerantz entered into a Separation Agreement and General Release of Claims (the “Separation Agreement”) pursuant to which Ms. Pomerantz is entitled to receive (i) a continuation of her annual base salary until September 30, 2023, (ii) payment for the employer portion of the premiums for her continued health coverage until the earliest of September 30, 2023, the date that she becomes eligible for coverage under a subsequent employer’s plan, or the date that she ceases to be eligible for continued coverage, (iii) a pro-rated annual bonus for fiscal year 2022 (if any), to be paid in 2023, in an amount to be determined based upon the actual level of achievement of any applicable performance goals as identified by the Company, its board of directors or a committee thereof, and (iv) a sum of $75,000, payable in three equal monthly installments over a period of three months, beginning in October 2022 and ending in December 2022, for her consultancy services during such time in assisting with the orderly transition of her former duties.
NAME	CASH ($)	COBRA ($)	EQUITY ($)(15)	TOTAL ($)
William B. Cyr
Termination due to permanent disability	—	46,363(1)	—(5)	46,363
Involuntary termination(13)	2,720,250(2)	46,363(1)	—(5)	2,766,613
Change in control	—	—	—	—
Involuntary termination after change in control	2,720,250(2)	46,363(1)	—(6)	2,766,613
Scott Morris
Termination due to permanent disability	—	30,908(3)	—(7)	30,908
Involuntary termination(13)	656,880(4)	30,908(3)	—(7)	687,788
Change in control	—	—	—	—
Involuntary termination after change in control	656,880(4)	30,908(3)	—(8)	687,788
Heather Pomerantz
Termination due to permanent disability	—	—	—(9)	—
Involuntary termination(13)	392,421(11)	—	—(9)	392,421
Change in control	—	—	—	—
Involuntary termination after change in control	—	—	—(10)	—
Todd Cunfer
Termination due to permanent disability	—	30,908(3)	—	30,908
Involuntary termination(13)	512,230(4)	30,908(3)	580,839	1,123,977
Change in control	—	—	580,839(12)	580,839
Involuntary termination after change in control	512,230(4)	30,908(3)	580,839	1,123,977
Cathal Walsh
Termination due to permanent disability	—	—	—	—
Involuntary termination(13)	348,513(4)	—	82,004	430,518
Change in control	—	—	82,004(14)	82,004
Involuntary termination after change in control	348,513(4)	—	82,004	430,518

EXECUTIVE COMPENSATION | 75
NAME	CASH ($)	COBRA ($)	EQUITY ($)(15)	TOTAL ($)
Richard Kassar
Termination due to permanent disability	—	—	—	—
Involuntary termination(13)	—	—	78,152	78,152
Change in control	—	—	78,152(15)	78,152
Involuntary termination after change in control	—	—	78,152(15)	78,152
Thembeka Machaba
Termination due to permanent disability	—	—	—	—
Involuntary termination(13)	—	—	—	—
Change in control	—	—	—	—
Involuntary termination after change in control	—	—	—(16)	—
(1)	Amount reflects the cost of COBRA premiums for 18 months following termination.
(2)	Amount reflects 1.5 times the sum of Mr. Cyr’s base salary and target bonus for a period of 18 months.
(3)	Amount reflects the cost of COBRA premiums for one year following termination.
(4)	Amounts reflect (i) one year of base salary and (ii) pro-rated bonus based on actual performance for the 2022 performance year.
(5)
As of December 31, 2022, Mr. Cyr held unvested performance-vesting options to purchase 205,079 shares of stock with an exercise price of $142.79 which would have accelerated on a pro-rata basis upon a termination by the Company other than for cause.

(6)
As of December 31, 2022, Mr. Cyr held unvested (i) performance-vesting options to purchase 205,079 shares of stock with an exercise price of $142.79 which would have accelerated upon an Involuntary Termination within two years after a change in control of the Company, based on actual Company performance through the change in control and (ii) unvested time-vesting options to purchase 41,016 shares of stock with an exercise price of $142.79 which would have accelerated on a pro-rata basis upon an Involuntary Termination within two years after a change in control of the Company.

(7)
As of December 31, 2022, Mr. Morris held unvested performance-vesting options to purchase 153,809 shares of stock with an exercise price of $142.79 which would have accelerated on a pro-rata basis upon a termination by the Company other than for cause.

(8)
As of December 31, 2022, Mr. Morris also held unvested (i) performance-vesting options to purchase 153,809 shares of stock with an exercise price of $142.79 which would have accelerated upon an Involuntary Termination within two years after a change in control of the Company, based on actual Company performance through the change in control and (ii) unvested time-vesting options to purchase 30,762 shares of stock with an exercise price of $142.79 which would have accelerated on a pro-rata basis upon an Involuntary Termination within two years after a change in control of the Company.

(9)
As of December 31, 2022, Ms. Pomerantz held unvested performance-vesting options to purchase 102,539 shares of stock with an exercise price of $142.79 which would have accelerated on a pro-rata basis upon a termination by the Company other than for cause.

(10)
As of December 31, 2022 Ms. Pomerantz held 6,646 time-vesting options which would fully accelerate upon an Involuntary Termination within two years following a change in control at prices greater than $52.77 per share. As of December 31, 2022, Ms. Pomerantz also held unvested (i) performance-vesting options to purchase 102,539 shares of stock with an exercise price of $142.79 which would have accelerated upon an Involuntary Termination within two years after a change in control of the Company, based on actual Company performance through the change in control and (ii) unvested time-vesting options to purchase 20,508 shares of stock with an exercise price of $142.79 which would have accelerated on a pro-rata basis upon an Involuntary Termination within two years after a change in control of the Company.

(11)
As of December 31, 2022, Ms. Pomerantz had terminated employment with the Company. In connection with Ms. Pomerantz’s departure from the Company, on October 13, 2022, the Company and Ms. Pomerantz entered into the Separation Agreement pursuant to which Ms. Pomerantz is entitled to receive (i) a continuation of her annual base salary until September 30, 2023, (ii) payment for the employer portion of the premiums for her continued health coverage until the earliest of September 30, 2023, the date that she becomes eligible for coverage under a subsequent employer’s plan, or the date that she ceases to be eligible for continued coverage, (iii) a pro-rated annual bonus for fiscal year 2022 (if any), to be paid in 2023, in an amount to be determined based upon the actual level of achievement of any applicable performance goals as identified by the Company, its board of directors or a committee thereof and (iv) a sum of $75,000, payable in three equal monthly installments over a period of three months, beginning in October 2022 and ending in December 2022, for her consultancy services during such time in assisting with the orderly transition of her former duties.

(12)
As of December 31, 2022, Mr. Cunfer held unvested time-vesting options to purchase 40,120 shares of stock with an exercise price of $67.02 which would have fully accelerated in connection with a change of control occurring on December 31, 2022 if the options had not been assumed, repurchased by the Company, or terminated. Mr. Cunfer also had 11,007 restricted stock units which would have fully accelerated in connection with a change of control occurring on December 31, 2022.

(13)	An “Involuntary Termination” means a termination by the Company without cause or by the NEO for good reason.
(14)
As of December 31, 2022, Mr. Walsh held unvested (i) time-vesting options to purchase 11,670 shares of stock with an exercise price of $111.65 which would have fully accelerated in connection with a change of control occurring on December 31, 2022 if the options had not been assumed, repurchased by the Company, or terminated and (ii) performance-vesting options to purchase 20,000 shares of stock with an exercise price of $111.65 which would have vested in full upon a change in control of the Company if, in connection with a change of control of the Company, the options were not assumed, repurchased by the Company, or terminated. Mr. Walsh also held 1,554 shares of restricted stock shown at a value of $52.77 per share which would have vested in full upon a change in control of the Company if, in connection with a change of control of the Company, the options were not assumed, repurchased by the Company, or terminated.

EXECUTIVE COMPENSATION | 76
(15)
As of December 31, 2022, Mr. Kassar held unvested (i) performance-vesting options to purchase 3,029 shares of stock with an exercise price greater than $52.77 which would have accelerated upon an Involuntary Termination within two years after a change in control of the Company, based on actual Company performance through the change in control and (ii) unvested time-vesting options to purchase 2,467 shares of stock with an exercise price greater than $52.77 which would have accelerated on a pro-rata basis upon an Involuntary Termination within two years after a change in control of the Company. Mr. Kassar also held 1,481 shares of restricted stock shown at a value of $52.77 per share which would have vested in full upon a change in control of the Company if, in connection with a change of control of the Company, the options were not assumed, repurchased by the Company, or terminated.

(16)
As of December 31, 2022, Ms. Machaba held unvested (i) performance-vesting options to purchase 82,031 shares of stock with an exercise price of $142.79 which would have accelerated upon an Involuntary Termination within two years after a change in control of the Company, based on actual Company performance through the change in control and (ii) unvested time-vesting options to purchase 16,408 shares of stock with an exercise price of $142.79 and 1,667 shares of stock with an exercise price of $96.05 which would have accelerated on a pro-rata basis upon an Involuntary Termination within two years after a change in control of the Company.

(17)	No equity value was attributable to options with an exercise price at or above the December 31, 2022 stock price of $52.77.
CEO Pay Ratio
To determine the ratio of our CEO’s annual total compensation to the median annual total compensation of all our employees excluding the CEO, we identified, as of December 31, 2022, the median employee using annual base salary. We sorted the data set from lowest to highest salary using salary amounts calculated as of December 31, 2022, noting that all salaries were annualized for employees who were new hires or worked a partial year and without excluding any employees from the data set. We believe this measure reasonably reflects the typical annual compensation of our employee population and is a consistently applied compensation measure for all employees.
We estimate that the median employee’s 2022 total compensation was $63,045, as calculated pursuant to the Summary Compensation Table Rules. Mr. Cyr’s 2022 total compensation was $891,360 which was approximately 14 times that of the median of the annual total compensation of all our employees (1:14 ratio).

EXECUTIVE COMPENSATION | 77
PAY VERSUS PERFORMANCE
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following table describes the executive compensation for our Chief Executive Officer, who is our principal executive officer, the other NEOs, and the Company’s performance for our three most recently completed fiscal years.
					Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for non-PEO NEOs(3)	Average Compensation Actually Paid to non-PEO NEOs(4)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income (in millions)(7)	Net Sales (in millions)(8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$ 914,920	($4,111,990)	$ 980,228	($865,714)	$ 89.30	$119.45	($59.50)	$595.30
2021	$ 765,040	($9,467,952)	$ 522,686	($4,732,329)	$161.23	$177.06	($29.70)	$425.50
2020	$15,858,452	$ 32,175,572	$8,036,935	$ 15,162,662	$240.29	$144.92	($3.20)	$320.40

(1)
During fiscal year 2020, 2021, and 2022, Mr. Cyr served as our Principal Executive Officer (“PEO”). The dollar amounts reported in this column are the amounts of total compensation reported for each corresponding year in the Total column of the Summary Compensation Table.

(2)
The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Cyr as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Cyr during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Cyr’s total compensation for each year to determine the compensation actually paid:

FISCAL YEAR	2020	2021	2022
SCT Total	$15,858,452	$ 765,040	$914,920
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($14,701,112)	$ 0	$0
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$18,972,291	$ 0	$0
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$ 0	($9,705,369)	($4,754,150)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$ 0	$ 0	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$12,045,941	($527,624)	($272,761)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$ 0	$ 0	$0
Compensation Actually Paid	$32,175,572	($9,467,952)	($4,111,990)
(3)
The dollar amounts reported represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Cyr) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs (excluding Mr. Cyr) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Scott Morris, Todd Cunfer, Thembeka Machaba, Cathal Walsh, Richard Kassar, and Heather Pomerantz; (ii) for 2021, Scott Morris, Heather Pomerantz, Stephen Weise, and Cathal Walsh; (iii) for 2020, Scott Morris, Heather Pomerantz, Stephen Weise, Cathal Walsh, and Richard Kassar.

EXECUTIVE COMPENSATION | 78
(4)
The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the Non-PEO NEOs as a group as identified in footnote 3 above, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average of compensation earned by or paid to these NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the average total compensation for these NEOs as a group for each year to determine the compensation actually paid:

FISCAL YEAR	2020	2021	2022
SCT Total	$8,036,935	$522,686	$980,228
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($6,027,297)	($37,494)	($526,039)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$8,618,715	$22,770	$392,754
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$522,681	($5,093,752)	($1,536,464)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$4,011,628	($146,539)	($102,172)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	($74,021)
Compensation Actually Paid	$15,162,662	($4,732,329)	($865,714)
(5)
Cumulative total shareholder return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. For purposes of these amounts, the beginning of the measurement period is December 31, 2019.

(6)
Represents the peer group total shareholder return. The peer group used for this purpose is the Nasdaq Composite, which is one of the Company’s indices utilized in the stock performance graph set forth in our Annual Report.

(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)
This column is the “Company-Selected Measure,” which in the registrant’s assessment represents the most important financial performance measure (that is not otherwise required to be disclosed in the table) used by the registrant to link compensation actually paid to the registrant’s named executive officers, for the most recently completed fiscal year, to Company performance.

EXECUTIVE COMPENSATION | 79
Relationships Between Certain Data in the Pay Versus Performance Table
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid (CAP) and Total Shareholder Return (TSR)
The following chart sets forth the relationship between (i) the Company’s cumulative total shareholder return over the three most recently completed fiscal years and the Nasdaq Composite index’s cumulative total shareholder return (TSR) over the same period, and (ii) the compensation actually paid (CAP) to our PEO and the average compensation actually paid to our Non-PEO NEOs.

Freshpet & Peer TSR vs. CAP
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
-$5,000,000
-$10,000,000
-$15,000,000
Compensation Actually Paid
Net Income (in millions)
$300
$250
$200
$150
$100
$50
$0
TSR
2020
2021
2022
PEO CAP
Non-PEO NEO CAP
Freshpet
NASDAQ Composite

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between compensation actually paid to our PEO, the average of compensation actually paid to our Non-PEO NEOs, and our net income during the three most recently completed fiscal years.

Net Income vs. CAP
Compensation Actually Paid
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
-$5,000,000
-$10,000,000
-$15,000,000
Net Income (in millions)
$0
-$10
-$20
-$30
-$40
-$50
-$60
-$70
2020
2021
2022
PEO CAP
Non-PEO NEO CAP
Net Income

EXECUTIVE COMPENSATION | 80
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Sales
The following chart sets forth the relationship between compensation actually paid to our PEO, the average of compensation actually paid to our Non-PEO NEOs, and our Net Sales during the three most recently completed fiscal years.

Net Sales vs. CAP
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
-$5,000,000
-$10,000,000
-$15,000,000
Compensation Actually Paid
$700
$600
$500
$400
$300
$200
$100
$0
Net Sales (in millions)
2020
2021
2022
PEO CAP
Non-PEO NEO CAP
Net Sales

Tabular List of Most Important Financial Performance Measures
Freshpet selected the following measures as most important to link compensation actually paid to fiscal year 2022 Company performance. Freshpet only utilizes two financial metrics in determining annual compensation for executives.
Most Important Measures for Determining PEO and Non-PEO NEO Pay
Net sales
Adj. EBITDA before bonus accrual
Employee satisfaction

EXECUTIVE COMPENSATION | 81
Director Compensation
The full Board approved director compensation for 2022, based on the recommendation of the Compensation Committee with assistance from KF, and in accordance with the Company’s non-employee director compensation program. For 2022, each non-employee member of the Board who served for the entire year received an annual cash retainer of $60,000, paid quarterly. In 2022, each Board member was also granted an award of restricted shares under our 2014 Plan, which vest on the first anniversary of the grant date, subject to continued service, with an upfront grant date value of $119,960 (or $169,985 for the Chair of the Board). In addition, certain directors who served as Chairs of Board committees received additional cash payments for 2022 as follows: $15,000 for the Chair of the Company’s Audit Committee and $7,500 each for the Chairs of the Compensation Committee and the Nominating, Governance and Sustainability Committee. Certain directors who served on multiple committees also received additional cash payments for 2022 of $5,000.
The following table shows compensation paid to each of our non-employee directors who served during 2022. Mr. Cyr, our Chief Executive Officer, also serves as a director of the Company, but did not receive any additional compensation for his service as a director. Please see the “2022 Summary Compensation Table” for the compensation received by Mr. Cyr as Chief Executive Officer of the Company.
NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	TOTAL ($)
Charles A. Norris(2)	60,000	169,985	229,985
J. David Basto	60,000	119,960	179,960
Olu Beck(7)	65,000	119,960	184,960
Daryl G. Brewster(3)	67,500	119,960	187,460
Lawrence S. Coben, Ph.D.	60,000	119,960	179,960
Walter N. George III(4)	67,500	119,960	187,460
Jacki S. Kelley(7)	60,000	119,960	179,960
Leta D. Priest	60,000	119,960	179,960
Craig D. Steeneck(5)	75,000	119,960	194,960
(1)
Represents the aggregate grant date fair value of shares of restricted Common Stock granted under our 2014 Plan without regard to forfeitures, computed in accordance with FASB ASC Topic 718 and is based on the valuation assumptions described in Note 9 to our consolidated financial statements included in our annual report. This amount does not reflect the actual economic value realized by the director. The stock awards reflected in the table comprise all outstanding equity awards held by our non-employee directors at the end of 2022. As of December 31, 2022, each of the non-employee directors held 1,422 unvested restricted shares (or, in the case of Mr. Norris, 2,015 shares).

(2)	In 2022, Charles A. Norris served as Chair of the Board.
(3)	Daryl G. Brewster serves as Chair of the Compensation Committee.
(4)	In 2022, Walter N. George III served as Chair of the Nominating, Governance and Sustainability Committee.
(5)	Craig D. Steeneck serves as the Chair of the Audit Committee.
(6)	During 2022, Olu Beck served on two committees: the Audit Committee and the Compensation Committee.

EXECUTIVE COMPENSATION | 82

EXECUTIVE COMPENSATION  | 83
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows information about the beneficial ownership of our Common Stock, as of August 18, 2023, by:
•	each person known by us to beneficially own 5% or more of our outstanding Common Stock (each, a “Principal Stockholder” below);
•	each of our directors, director nominees and named executive officers; and
•	all of our directors and executive officers as a group.
The numbers listed below are based on [•] shares of our Common Stock outstanding as of August 18, 2023. Unless otherwise indicated, the address of each individual listed in this table is c/o Freshpet, Inc., 400 Plaza Drive, 1st Floor, Secaucus, New Jersey 07094.

EXECUTIVE COMPENSATION  | 84
NAME AND ADDRESS OF BENEFICIAL OWNER(1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK	PERCENT OF COMMON STOCK OUTSTANDING
PRINCIPAL STOCKHOLDERS:
The Vanguard Group(2)	4,423,502	[•]%
Champlain Investment Partners, LLC(3)	3,672,754	[•]%
JANA Partners LLC(4)	3,620,513	[•]%
Wasatch Advisors LP(5)	3,353,636	[•]%
Wellington Management Group LLP(6)	2,443,050	[•]%
BlackRock, Inc.(7)	2,368,199	[•]%
FMR LLC(8)	2,660,064	[•]%
NAMED EXECUTIVE OFFICERS AND DIRECTORS:
William B. Cyr	[•]	[•]%
Charles A. Norris	[•]	[•]%
Olu Beck	[•]	[•]%
David B. Biegger	[•]	[•]%
Daryl G. Brewster	[•]	[•]%
Lawrence S. Coben, Ph.D.	[•]	[•]%
Walter N. George III	[•]	[•]%
Jacki S. Kelley	[•]	[•]%
Craig D. Steeneck	[•]	[•]%
Leta D. Priest	[•]	[•]%
David J. West	[•]	[•]%
Todd Cunfer	[•]	[•]%
Richard Kassar	[•]	[•]%
Scott Morris	[•]	[•]%
Heather Pomerantz	[•]	[•]%
Cathal Walsh	[•]	[•]%
EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (15 PERSONS)	[•]	[•]%
*	Less than 1%
(1)
A “beneficial owner” of a security is determined in accordance with Rule 13d-3 under the Exchange Act and generally means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares:

•	voting power, which includes the power to vote, or to direct the voting of, such security; and/or
•	investment power, which includes the power to dispose, or to direct the disposition of, such security.
Unless otherwise indicated, each person named in the table above has sole voting and investment power, or shares voting and investment power with his or her spouse (as applicable), with respect to all shares of stock listed as owned by that person. Shares issuable upon the exercise of options exercisable on August 18, 2023 or within 60 days thereafter are considered outstanding and to be beneficially owned by the person holding such options for the purpose of computing such person’s beneficial ownership percentage but are not deemed outstanding for the purpose of computing the beneficial ownership percentage of any other person.
(2)
Represents shares of Common Stock beneficially owned as of December 30, 2022, based on a Schedule 13G/A filed on February 9, 2023, by The Vanguard Group. Based on information provided in such filing, The Vanguard Group has sole voting power with respect to none of the reported shares, shared voting power with respect to 19,446 of the reported shares, sole dispositive power with respect to 4,357,754 of the reported shares and shared dispositive power with respect to 65,748 of the reported shares. The Vanguard Group lists its address as 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Represents shares of Common Stock beneficially owned as of December 31, 2022, based on a Schedule 13G filed on February 13, 2023, by Champlain Investment Partners, LLC. Based on information provided in such filing, Champlain Investment Partners, LLC has sole voting power with respect to 3,302,580 of the reported shares, shared voting power with respect to none of the reported shares, sole dispositive power with respect to 3,672,754 of the reported shares and shared dispositive power with respect to none of the reported shares. In such filing, Champlain Investment Partners, LLC lists its address as 180 Battery St., Burlington, Vermont 05401.

(4)
Represents shares of Common Stock beneficially owned as of August 7, 2023, based on a Schedule 13D/A filed on August 9, 2023, by JANA Partners LLC. JANA Partners LLC lists its address as 767 Fifth Avenue, 8th Floor, New York, New York 10153.

(5)
Represents shares of Common Stock beneficially owned as of December 31, 2022, based on a Schedule 13G/A filed on February 8, 2023, by Wasatch Advisors LP. In such filing, Wasatch Advisors LP lists its address as 505 Wakara Way, Salt Lake City, UT 84108.

(6)
Represents shares of Common Stock beneficially owned as of December 30, 2022, based on a Schedule 13G filed on February 6, 2023, by Wellington Management Group LLP. Based on information provided in such filing, Wellington Management Group LLP has sole voting

EXECUTIVE COMPENSATION  | 85
power with respect to none of the reported shares, shared voting power with respect to 2,139,722 of the reported shares, sole dispositive power with respect to none of the reported shares and shared dispositive power with respect to all of the reported shares. Wellington Management Group LLP lists its address as 280 Congress Street, Boston, MA 02210.
(7)
Represents shares of Common Stock beneficially owned as of June 30, 2022, based on a Schedule 13G filed on July 8, 2022, by BlackRock, Inc. Based on information provided in such filing, BlackRock, Inc. has sole voting power with respect to 2,279,378 of the reported shares, shared voting power with respect to none of the reported shares, and sole dispositive power with respect to all of the reported shares. BlackRock, Inc. lists its address as 55 East 52nd Street, New York, NY 10055.

(8)
Represents shares of Common Stock beneficially owned as of December 30, 2022, based on a Schedule 13G filed on February 9, 2023, by FMR LLC. Abigail P. Johnson is a Director, the Chair and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. FMR LLC lists its address as 245 Summer Street, Boston, Massachusetts 02210.

AUDIT COMMITTEE REPORT | 87
Audit Committee Report
This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Our management is responsible for the preparation, presentation and integrity of our financial statements for the appropriateness of the accounting principles and reporting policies that we use, and for establishing and maintaining adequate internal control over financial reporting. KPMG, our independent registered public accounting firm for 2022, was responsible for performing an independent audit of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”), and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
The Audit Committee has reviewed and discussed with management our audited financial statements included in the Annual Report. In addition, the Audit Committee discussed with KPMG those matters required to be discussed under applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, KPMG provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with KPMG its independence from the Company.
Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report for filing with the SEC.
The Audit Committee

Craig D. Steeneck (Chair)

David B. Biegger

David J. West

PROPOSALS | 89
Overview of Proposals
Three proposals require stockholder action:
Proposal No. 1
Election of four directors, Olu Beck, William B. Cyr, Leta D. Priest and David J. West, to Class III of the Board.
Proposal No. 2
Ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for 2023.
Proposal No. 3
Approval of the Say-on-Pay Proposal, which is an advisory vote to approve of the compensation of the Company’s named executive officers.
Each proposal is discussed in more detail below.

PROPOSALS | 90
Proposal No. 1: Election of Directors
The Board has nominated Olu Beck, William B. Cyr, Leta D. Priest and David J. West to be elected to Class III of the Board to serve until the 2025 Annual Meeting of stockholders and until their respective successors are duly elected and qualified. For more information on the Company Nominees, please see page [•] of this Proxy Statement.
At the Annual Meeting, proxies cannot be voted for a greater number of individuals than there are director seats up for election. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the re-election of the four Company Nominees. Each of the Company Nominees has consented to serve as a nominee, to serve, if elected, as a director until the 2025 Annual Meeting and until his or her successor is elected and has qualified (or until such director’s earlier death, resignation or removal); and to being named as a nominee in this Proxy Statement. Should any of the four Company Nominees become unable to accept nomination or election as a director (which is not anticipated as of the date of this Proxy Statement), the Company’s named proxy holders will vote for such substitute Company Nominee as may be selected by the Board, unless the size of the Board is reduced.
The Board of Directors recommends that you vote “FOR” the election of each of the
Company Nominees: Olu Beck, William B. Cyr, Leta D. Priest and David J. West.

PROPOSALS | 91
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has re-appointed KPMG as the Company’s independent registered public accounting firm and as auditors of the Company’s consolidated financial statements for 2023. KPMG has served as the Company’s independent registered public accounting firm since 2013.
At the Annual Meeting, the stockholders are being asked to ratify the appointment of KPMG as the Company’s independent registered public accounting firm for 2023. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders. Representatives of KPMG are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.
Fees for Services Rendered by Independent Registered Public Accounting Firm
The following table presents fees for professional services rendered by our current independent registered public accounting firm for the fiscal years ended December 31, 2022 and 2021.
	2022	2021
Audit Fees(1)	$1,759,000	$1,085,000
Audit-Related Fees(2)	—	—
Tax Fees	—	—
All Other Fees(3)	$1,900	$1,900
Total	$1,760,090	$1,086,900
(1)
Audit Fees: These fees include fees related to the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements as well as services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees: Audit-related fees are for assurance and related services including, among others, due diligence services and consultation concerning financial accounting and reporting standards.
(3)	All Other Fees: Includes fees related to KPMG’s Accounting Research Online (ARO) Subscription.
Pre-Approval Policies and Procedures
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor and to not engage the independent auditor to perform the non-audit services proscribed by law or regulation. The Audit Committee may adopt pre-approval policies and procedures detailed as to particular services and delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.
All services provided by KPMG subsequent to the formation of the Audit Committee in November 2014 were pre-approved by the Audit Committee, including all services provided in 2022 and 2021.
The Board of Directors recommends that you vote “FOR” the ratification of the appointment of
KPMG as the Company’s independent registered public accounting firm for 2023.

PROPOSALS | 92
Proposal No. 3: Advisory Vote on Named Executive Officer Compensation
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Schedule 14A of the Exchange Act, we are providing our stockholders with the opportunity to approve, by advisory vote, the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the rules of the SEC.
This proposal, commonly referred to as the “Say-on-Pay” vote, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and our executive compensation philosophy, objectives and program, as described in this Proxy Statement. Accordingly, we ask our stockholders to approve the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the Exchange Act in the section entitled “Executive Compensation” of this Proxy Statement, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure.
“RESOLVED, that the stockholders of Freshpet, Inc. (the “Company”) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
As an advisory vote, the result will not be binding on the Board or the Compensation Committee. The Say-on-Pay vote will, however, provide us with important feedback from our stockholders about our executive compensation philosophy, objectives and program. The Board and the Compensation Committee value the opinions of our stockholders and expect to take into account the outcome of the vote when considering future executive compensation decisions and when evaluating the Company’s executive compensation program.
The Board of Directors recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement.

PROPOSALS | 93

CERTAIN RELATIONSHIPS & RELATED PARTY TRANSACTIONS

CERTAIN RELATIONSHIPS & RELATED PARTY TRANSACTIONS  | 95
Certain Relationships and Related Party Transactions
At the time of our IPO in 2014, our Board adopted a written related party transaction policy (the “Related Party Transaction Policy”), which sets forth the policies and procedures for the review and approval or ratification of related party transactions. The Related Party Transaction Policy is administered by our Audit Committee. The Related Party Transaction Policy provides that, in determining whether or not to recommend the initial approval or ratification of a related party transaction, the relevant facts and circumstances available shall be considered, including, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
In 2022, there were no related person transactions that require reporting under SEC rules or our Related Party Transaction Policy.

DELINQUENT SECTION 16(A) REPORTS | 96
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who beneficially own more than 10 percent of the Company’s Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and changes in ownership of the Company’s Common Stock. Based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2022, all filing requirements applicable to the Reporting Persons were timely met except (i) Mr. Macchiaverna did not timely file Forms 4 in connection with tax withholdings of shares of Common Stock on March 12, 2022 and April 1, 2022, (ii) Mr. Walsh did not timely file a Form 4 in connection with a tax withholding of shares of Common Stock on March 12, 2022, and (iii) Mr. Garcia did not timely file Forms 4 in connection with tax withholdings of shares of Common Stock on March 12, 2022 and April 1, 2022 and receipt of a grant of restricted shares of Common Stock on March 14, 2022, in each case due to administrative oversight.

OTHER MATTERS | 98
Additional Information
Other Business
The Company knows of no other business to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this Proxy Statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.
Costs of the Solicitation
The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies on behalf of our Board with respect to the Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and street name stockholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions from street name stockholders. In addition to soliciting proxies by mail, our directors, officers, and certain regular employees may solicit proxies on behalf of our Board, without additional compensation, personally or by telephone. The regular employees will be administrative personnel. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.
The Company has retained Morrow Sodali LLC (“Morrow”) to solicit proxies. Under our agreement with Morrow, Morrow will receive a fee of up to $[•] plus the reimbursement of reasonable expenses. Morrow expects that approximately [•] of its employees will assist in the solicitation. The Company also agreed to indemnify Morrow against certain liabilities relating to, or arising out of, its retention. Morrow will solicit proxies by mail, telephone, facsimile and email. Our aggregate expenses, including those of our outside legal counsel and other outside advisors, related to our solicitation of proxies in excess of expenses normally spent for an annual meeting of stockholders in which there is not a proxy contest, and excluding salaries and wages of our regular employees and officers, are expected to be approximately $[•], of which approximately $[•] has been incurred as of the date of this Proxy Statement.
Householding of Annual Meeting Materials
Any stockholder, including both stockholders of record and beneficial holders who own their shares through a broker, bank or other nominee, who share an address with another holder of our Common Stock are only being sent one set of proxy materials, unless such holders have provided contrary instructions. We will deliver promptly upon written or oral request a separate copy of these materials to any holder at a shared address to which a single copy of the proxy materials was delivered. If you wish to opt out of householding and receive a separate copy of these materials in the future or if you are receiving multiple copies and would like to receive a single copy, you may do so by notifying us in writing at: Corporate Secretary, Freshpet, Inc., 400 Plaza Drive, 1st Floor, Secaucus, NJ 07094, Attention: Corporate Secretary or by telephone at 201-520-4000.
Stockholder Proposals and Nominations for the 2024 Annual Meeting
Nomination of Director Candidates: Stockholders may nominate candidates to serve on the Board. Our Bylaws require stockholders seeking to make a director nomination to give notice at least 90 days, but no more than 120 days, prior to the date of the first anniversary of the preceding year’s annual meeting. As a result, you must deliver notice of a nomination to us no earlier than the close of business on [•], 2024 and no later than the close of business on [•], 2024 in order to nominate a candidate for election to the Board at our 2024 Annual Meeting. However, in the event that the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after the anniversary date of the 2023 Annual Meeting, then pursuant to our Bylaws, notice by a stockholder must be delivered to us no earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and no later than the later of (i) the close of business on the 90th day prior to the 2024 Annual Meeting and (ii) the close of business on the 10th day following the date on which public announcement of the date of the 2024 Annual Meeting is first made. The notice must contain the information required by, and otherwise comply with, our Bylaws, and should be addressed to: Freshpet, Inc., 400 Plaza Drive, 1st Floor, Secaucus, NJ 07094, Attention: Corporate Secretary.

OTHER MATTERS | 99
Universal Proxy Rules: In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [•], 2024. If the 2024 Annual Meeting changes by more than 30 calendar days from the anniversary date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following public announcement by the Company of the date of the 2024 Annual Meeting.
Proxy Access: Under Freshpet’s proxy access Bylaws provision, a stockholder or a group of no more than twenty (20) stockholders owning three percent (3%) or more of the voting power of the Company's outstanding capital stock continuously for at least three (3) years may nominate and include in the Company's proxy statement for an annual meeting director nominees constituting up to the greater of two (2) individuals or twenty percent (20%) of the number of directors in office, provided the stockholders satisfy the requirements specified in the Bylaws. To be timely for the 2024 Annual Meeting, such nominations must be submitted in writing and received by our Corporate Secretary no earlier than the close of business on [•], 2024 (the 150th day before the anniversary of the date that the Company issued its proxy statement for the previous year’s annual meeting) and no later than the close of business on [•], 2024 (the 120th day before the anniversary of the date that the Company issued its proxy statement for the previous year’s annual meeting), or, if the date of the annual meeting of stockholders is more than 30 days earlier or more than 60 days later than the anniversary date of the most recent annual meeting of stockholders, then not later than the close of business on the 10th day after public announcement of the meeting date.
Rule 14a-8 Stockholder Proposals: To be considered for inclusion in our proxy statement for the 2024 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, the Company must receive notice of a stockholder proposal on or before [•], 2024 (120 days before the anniversary of the proxy statement for the previous year’s annual meeting). The proposal must comply with the SEC rules regarding eligibility for inclusion in our proxy statement, and should be addressed to: Freshpet, Inc., 400 Plaza Drive, 1st Floor, Secaucus, NJ 07094, Attention: Corporate Secretary.
Non-Rule 14a-8 Stockholder Proposals: If you intend to present a proposal at an annual meeting other than by submitting a stockholder proposal for inclusion in our proxy statement for that meeting pursuant to Rule 14a-8 under the Exchange Act, our Bylaws require you to give notice at least 90 days, but no more than 120 days, prior to the date of the first anniversary of the preceding year’s annual meeting. As a result, in order to present a proposal in this manner at the 2024 Annual Meeting, you must deliver notice of a proposal to us no earlier than the close of business on [•], 2024 and no later than the close of business on [•], 2024 in order to present it at the 2024 Annual Meeting. The notice must contain the information required by, and otherwise comply with, our Bylaws, and should be addressed to: Freshpet, Inc., 400 Plaza Drive, 1st Floor, Secaucus, NJ 07094, Attention: Corporate Secretary. A copy of our Bylaws is available on the Company’s corporate website at www.freshpet.com. Our website is not part of this Proxy Statement.
Incorporation by Reference
To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, the “Report of the Audit Committee” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such section shall also not be deemed to be “soliciting material” or to be “filed” with the SEC. Website references and links to other materials are for convenience only, and the content and information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

OTHER MATTERS | 100
Forward-Looking Statements
Certain of the Company’s statements included herein constitute “forward-looking” statements, including statements related to the future impact of the novel coronavirus, the future progress of our Freshpet Kitchens expansion, future governance changes, our growth potential and plans, our projected or targeted operating results, our ability to meet our sustainability targets, goals, and commitments, including due to the impact of climate change, our expectations regarding our future operating and economic environment, and our long-term capacity planning. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein, including potential costs associated with shareholder activism. For a detailed discussion of risks, uncertainties and other factors that could cause our actual results to differ materially from those anticipated or expressed in any forward-looking statements, please see the section entitled “Risk Factors” in the Company’s latest annual report on Form 10-K and its quarterly reports on Form 10-Q filed with the SEC. Such forward-looking statements are made only as of the date they are made. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.
Dated: [•], 2023
By Order of the Board of Directors,

Walter N. George III
Chair of the Board

Appendix A | A-1
Appendix A: Additional Information Regarding Participants in the Solicitation
Under applicable SEC rules and regulations, members of our Board, the Company Nominees and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).
Directors and Nominees
For more information on the names, ages and principal occupations of the Company’s directors and director nominees who are Participants, please see “Proposals—Proposal No. 1: Election of Directors” beginning on page [•] of this Proxy Statement.
Other than as set forth in this Appendix A or elsewhere in this Proxy Statement, the business address for the Company’s directors and director nominees is c/o Freshpet, Inc., 400 Plaza Drive, 1st Floor, Secaucus, NJ 07094.
Officers
The executive officers of the Company who are participants are William B. Cyr, Todd Cunfer and Scott Morris. The business address for these Participants is c/o Freshpet, Inc., 400 Plaza Drive, 1st Floor, Secaucus, NJ 07094. For information on the principal occupations of these Participants, please see “Directors, Executive Officers, and Corporate Governance—Executive Officers” on page [•] of this Proxy Statement.
Information Regarding Ownership of the Company’s Securities by Participants
For information on the number of the Company’s securities beneficially owned by each Participant who is one of the Company’s directors, director nominees or NEOs, please see “Security Ownership of Certain Beneficial Owners and Management” on page [•] of this Proxy Statement.
Information Regarding Transactions in the Company’s Securities by Participants
The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant during the period from August 1, 2021 through August 1, 2023. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Transaction Description Code
Olu Beck	03/14/2022	1,422	A	A
	03/13/2023	2,113	A	A
David B. Biegger	05/17/2023	1,872	A	A
Daryl G. Brewster	03/14/2022	1,422	A	A
	03/13/2023	2,113	A	A
Lawrence S. Coben	03/14/2022	1,422	A	A
	03/13/2023	2,113	A	A
Todd Cunfer	12/01/2022	22,381	A	A
	03/13/2023	11,007	A	A
William B. Cyr	11/26/2021	1,819	A	P
Walter N. George III	11/24/2021	1,000	A	P
	03/14/2022	1,422	A	A
	03/13/2023	2,113	A	A
Jacki S. Kelley	03/14/2022	1,422	A	A
	03/13/2023	2,113	A	A
Scott Morris	09/22/2021	3,989	D	S

Appendix A | A-2
Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Transaction Description Code
Leta D. Priest	03/14/2022	1,422	A	A
	03/13/2023	2,113	A	A
Craig D. Steeneck	03/14/2022	1,422	A	A
	03/13/2023	2,113	A	A
David J. West	—	—	—	—
Transaction Descriptions:
A.	Grant, award, or other acquisition of securities from the Company (such as an option)
K.	Equity swaps and similar hedging transactions
P.	Purchase of securities on an exchange or from another person
S.	Sale of securities on an exchange or to another person
D.	Sale or transfer of securities back to the Company
F.	Payment of exercise price or tax liability using portion of securities received from the Company
M.	Exercise or conversion of derivative security received from the Company (such as an option)
G.	Gift of securities by or to the insider
V.	A transaction voluntarily reported on Form 4
C.	Cancelled prior to vesting
J.	Other (accompanied by a footnote describing the transaction)
Miscellaneous Information Concerning Participants
Each of the Company’s directors and officers is entitled to indemnification under our Certificate of Incorporation, which provides in certain circumstances for indemnification and advancement of expenses to the fullest extent permitted by Delaware law.
Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant:
1. No Participant or associate of any Participant beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of our Common Stock or other securities of the Company or any parent or subsidiary of the Company;
2. No Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a stockholder of the Company or, with respect to a director nominee, as a nominee for director; and
3. No Participant has purchased or sold any securities of the Company within the past two years.
In addition, neither the Company nor any of the Participants is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.
Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s prior fiscal year or any currently proposed transactions, or series of similar transactions, in which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded or exceeds $120,000.

Appendix A | A-3
There are no material proceedings to which any of the Participants, or any of their respective associates, or any non-Participant executive officers is a party or has a material interest adverse to the Company. Neither the Company nor any of the Participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.
Other than the persons described in this Proxy Statement, no regular employees of the Company have been or are to be employed to solicit stockholders in connection with this proxy solicitation, provided that in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Appendix B | B-1
Appendix B: Non-GAAP Financial Measures
In this Proxy Statement, we refer to Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA should be considered as a supplement to the GAAP reported measures, should not be considered a replacement for, or superior to, any GAAP measure and may not be comparable to similarly named measures used by other companies.
Adjusted EBITDA is not prepared in accordance with U.S. GAAP. We define EBITDA as net income (loss) plus interest expense, income tax expense, and depreciation and amortization. Adjusted EBITDA represents EBITDA plus loss on equity method investment, non-cash share-based compensation, launch expenses, plant start-up expense, fees related to equity offerings of our Common Stock, implementation and other costs associated with the implementation of an ERP system, loss on disposal of equipment and COVID-19 expenses.
We believe that Adjusted EBITDA provides an additional metric to evaluate our operations and, when considered with both our U.S. GAAP results and the reconciliation to the closest comparable U.S. GAAP measure, provides a more complete understanding of our business than could be obtained absent this disclosure. We use Adjusted EBITDA, together with U.S. GAAP financial measures, to assess our historical and prospective operating performance, to provide meaningful comparisons of operating performance across periods, to enhance our understanding of our operating performance and to compare our performance to that of our peers and competitors.
Adjusted EBITDA is also an important component of internal budgeting and setting management compensation.
Adjusted EBITDA is presented here because we believe it is useful to investors in assessing the operating performance of our business without the effect of non-cash items, and other items as detailed below. Adjusted EBITDA should not be considered in isolation or as alternatives to net income (loss), income (loss) from operations or any other measure of financial performance calculated and prescribed in accordance with U.S. GAAP. Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. Our non-GAAP financial measures, such as Adjusted EBITDA, may not be comparable to similarly titled measures in other organizations because other organizations may not calculate non-GAAP financial measures in the same manner as we do.
Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by the expenses that are excluded from that term or by unusual or non-recurring items. We recognize that non-GAAP financial measures have limitations as analytical financial measures. For example, Adjusted EBITDA does not reflect:
•	our capital expenditures or future requirements for capital expenditures;
•	the interest expense, or the cash requirements necessary to service interest expense or principal payments, associated with indebtedness;
•
depreciation and amortization, which are non-cash charges, although the assets being depreciated and amortized will likely have to be replaced in the future, nor any cash requirements for such replacements; and

•	changes in cash requirements for our working capital needs.
Additionally, Adjusted EBITDA excludes (i) non-cash share-based compensation expense, which is and will remain a key element of our overall long-term incentive compensation package, (ii) certain costs essential to our sales growth and strategy, including an allowance for marketing expenses for each new store added to our network and non-capitalizable freight costs associated with Freshpet Fridge replacements, and (iii) plant start-up expense incurred to add manufacturing lines and additional Freshpet Kitchens. Adjusted EBITDA also excludes certain cash charges resulting from matters we consider not to be indicative of our ongoing operations. Other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

Appendix B | B-2
The following table provides a reconciliation of Adjusted EBITDA to net loss, the most directly comparable financial measure presented in accordance with U.S. GAAP:
	TWELVE MONTHS ENDED DECEMBER 31
	2022	2021	2020
	(in thousands)
Net loss	$(59,494)	$(29,699)	$(3,188)
Depreciation and amortization	34,555	30,468	21,125
Interest expense	5,208	2,882	1,211
Income tax expense	282	162	65
EBITDA	$(19,449)	$3,813	$19,213
Loss on equity method investment	3,731	2,005	—
Loss on disposal of equipment	396	1,000	1,805
Non-cash share-based compensation	26,092	24,998	10,925
Equity offering fees(a)	—	—	58
Enterprise Resource Planning(b)	8,558	1,379	1,682
COVID-19 expense(c)	1,758	1,758	3,854
Organization changes(d)	734	—	—
Adjusted EBITDA	$20,062	$34,953	$37,537
(a)	Represents fees associated with public offerings of our Common Stock.
(b)	Represents implementation, amortization of deferred implementation costs and other costs associated with the implementation of an ERP system.
(c)
Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs to mitigate potential supply chain disruptions during the pandemic.

(d)
Represents transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long-term growth objectives.

PRELIMINARY COPY - SUBJECT TO COMPLETION - DATED AUGUST 11, 2023

# Freshpet, Inc.

## 2023 ANNUAL MEETING OF STOCKHOLDERS
## [ ], 2023

## THIS WHITE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

W H I T E P R O X Y

The undersigned hereby appoints [ ] and [ ] (together, the "Proxies"), and each of them acting individually or in the absence of others, with full power of substitution and re-substitution and all powers that the undersigned would possess if personally present, as proxies to vote all of the shares of common stock of Freshpet, Inc. (the "Company") that the undersigned is entitled to vote at the 2023 Annual Meeting of Stockholders (including any adjournments, postponements, or continuations thereof, the "Annual Meeting") of the Company to be held [ ] on [ ], 2023, at [ ] EDT.

**By validly executing this proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference herein, and revokes any proxy previously given by the undersigned with respect to the Annual Meeting. THIS WHITE PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE AS TO ANY ITEM, THIS PROXY WILL BE VOTED "FOR" ALL OF THE COMPANY NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3, AND TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.**

**IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR WHITE PROXY CARD PROMPTLY.**

**THANK YOU FOR VOTING.**

(Continued and to be dated and signed on reverse side)

**SEE REVERSE SIDE**

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE YOUR **WHITE** PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

The Notice and Proxy Statement and Annual Report are available at:
www.proxyvoting.com/FRPT

Please mark vote as indicated in this example [X]

**PRELIMINARY COPY - SUBJECT TO COMPLETION - DATED AUGUST 11, 2023**

**Freshpet, Inc. THIS WHITE PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED**

WHITE PROXY CARD

**The Board of Directors unanimously recommends a vote "FOR" each of the Company Nominees listed in Proposal 1 and "FOR" Proposals 2 and 3.**

| **Company Nominees:** | FOR | WITHHOLD | **JANA Nominees:** | FOR | WITHHOLD |
|---|---|---|---|---|---|
| 1a. Olu Beck | ☐ | ☐ | 1e. Diane Dietz | ☐ | ☐ |
| 1b. William B. Cyr | ☐ | ☐ | 1f. Timothy R. McLevish | ☐ | ☐ |
| 1c. Leta D. Priest | ☐ | ☐ | 1g. Scott Ostfeld | ☐ | ☐ |
| 1d. David J. West | ☐ | ☐ | 1h. Kurt Schmidt | ☐ | ☐ |

Instructions for Proposal 1: While you may mark instructions to any or all of the nominees, you may mark a vote "FOR" only four nominees in total. You are permitted to vote "FOR" fewer than four nominees. If you vote "FOR" fewer than four nominees, your shares will only be voted "FOR" those nominees you have marked. If you vote "FOR" more than four nominees, your election in Proposal 1 will be invalid and, depending on your broker, bank, or other nominee through which you hold your shares, your vote on all other proposals before the Annual Meeting may also be invalid.

We will also transact any other business that may properly come before the meeting, and any adjournment, postponement, or continuation of the meeting.

Date

(Signature)

(Signature if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in full partnership name by an authorized person.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE YOUR **WHITE** PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

## TO AUTHORIZE YOUR PROXY BY INTERNET

Your internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your **WHITE** proxy card.

**AUTHORIZE YOUR PROXY BY INTERNET:** THE WEB ADDRESS IS **www.proxyvoting.com/FRPT**. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

**Internet voting is available through 11:59 P.M. Eastern Daylight Time on [ ], 2023.**

**CONTROL NUMBER**
**for Internet Proxy Authorization**